Exhibit 10.3


                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                      among

                           SG MORTGAGE FINANCE CORP.,
                                   as Assignor

                           SG MORTGAGE SECURITIES, LLC
                                   as Assignee

                                       and

                           FREMONT INVESTMENT & LOAN,
                                   as Servicer

                                   Dated as of

                                  July 13, 2006

                   ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            This Assignment, Assumption and Recognition Agreement (this "Assignment Agreement") dated as of July 13, 2006, among SG Mortgage Securities, LLC, a Delaware limited liability partnership (the "Assignee"), SG Mortgage Finance Corp., a Delaware corporation (the "Assignor") and Fremont Investment & Loan, as servicer (the "Servicer"):

            WHEREAS, the Assignor and the Servicer have entered into the Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of January 26, 2006 (the "Servicing Agreement"), as amended by Amendment No. 1 to the Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of May 25, 2006 ("Amendment No. 1") and Amendment No. 2 to the Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of June 21, 2006 ("Amendment No. 2"), pursuant to which the Servicer agreed to service for the benefit of the Assignor certain mortgage loans; and

            WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor, the Assignor's rights under the Servicing Agreement, with respect to certain of the mortgage loans (the "Mortgage Loans"), which are subject to the provisions of the Servicing Agreement and are listed on the mortgage loan schedule attached as Exhibit A hereto.

            NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            1. The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as initial purchaser under the Servicing Agreement, but only to the extent relating to the Mortgage Loans.

            The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans.

            The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

            2. From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans, shall look solely to the Assignee for performance from and after the date hereof of the Assignor's obligations with respect to the Mortgage Loans and shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns (including, without limitation, the Trustee).

            The Servicer represents and warrants to the Assignee that (a) the copies of the Servicing Agreement, Amendment No. 1 and Amendment No. 2, attached hereto as Exhibit B, provided to the Assignee, are true, complete and accurate copies thereof, (b) each of the Servicing Agreement, Amendment No. 1 and Amendment No. 2 is in full force and effect as of the date hereof, (c) the provisions thereof have not been waived, amended or modified in any respect, nor have any notices of termination been given thereunder, and (d) Servicer is servicing each Mortgage Loan pursuant to the Servicing Agreement, Amendment No. 1 and Amendment No. 2.

            3. The Assignee warrants and represents to, and covenants with, the Assignor and the Servicer as follows:

            (a) The Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority to acquire, own and purchase the Mortgage Loans;

            (b) The Assignee has full power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's organizational documents, or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee. This Assignment Agreement has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor's rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

            (c) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby; and

            (d) The Assignee agrees to be bound, as initial purchaser, by all of the terms, covenants and conditions of the Servicing Agreement and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Servicer and the Assignor all of the Assignor's obligations as initial purchaser thereunder, with respect to the Mortgage Loans.

            4. The Servicer warrants and represents to, and covenants with, the Assignee that:

            (a) The Servicer is an industrial bank and is duly organized, validly existing and in good standing under the laws of the State of California, and has all requisite power and authority to service the Mortgage Loans;

            (b) The Servicer has full power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Servicer's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Servicer's organizational documents, or any legal restriction, or any material agreement or instrument to which the Servicer is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject. The execution, delivery and performance by the Servicer of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action of the Servicer. This Assignment Agreement has been duly executed and delivered by the Servicer and constitutes the valid and legally binding obligation of the Servicer enforceable against the Servicer in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

            (c) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Servicer in connection with the execution, delivery or performance by the Servicer of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby; and

            (d) As of the date hereof, no Event of Default under Section 14.01 of the Servicing Agreement has occurred.

            5. Notwithstanding anything to the contrary contained in any related Commitment Letter, so long as the Servicer is servicing the Mortgage Loans, the Servicer shall remit to the Assignee or its designee the amount of Monthly Advances with respect to the Mortgage Loans specified in Section 11.30 of the Servicing Agreement for the remittance date in August 2006.

            6. The Servicer recognizes that a REMIC election has been made with respect to the arrangement under which any Mortgage Loans and REO Property are held, and the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC, or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Servicer has received an opinion of counsel satisfactory to the Assignor, in its reasonable discretion (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

            7. On or prior to September 1, 2006, the Servicer shall transfer the servicing of the Mortgage Loans to Wells Fargo Bank, N.A. (the "Successor Servicer"), as servicer under the pooling and servicing agreement ("Pooling Agreement"), dated as of July 1, 2006, by and among the Assignee, U.S. Bank, National Association (the "Trustee"), the Successor Servicer and Clayton Fixed Income Services Inc. Prior to the Transfer Date with respect to the Mortgage Loans, the Servicer shall have complied with each of the servicing transfer requirements in accordance with the Successor Servicer's commercially reasonable instructions, provided to the Servicer in writing and reasonably in advance of the Transfer Date. The Servicer shall make its reasonable best efforts to transfer the servicing of the Mortgage Loans to the Successor Servicer on or prior to September 1, 2006.

            8. Prior to the Transfer Date, the Servicer shall have the same obligations to pay Compensating Interest (as defined in the Pooling Agreement) that the Successor Servicer shall have on and after the Transfer Date pursuant to Section 3.22 of the Pooling Agreement.

            9. Solely with respect to the Mortgage Loans, the Servicing Agreement, Amendment No. 1 and Amendment No. 2 are hereby amended as follows:

            (a) The following definition is added to Section 1 of the Servicing
Agreement: "Master Servicer: Wells Fargo Bank, N.A., or any successor thereto.";

            (b) Section 12.01(c) of the Servicing Agreement is deleted in its entirety;

            (c) Section 12.02(a) of the Servicing Agreement is amended and restated in its entirety as follows: "The Purchaser and the Seller acknowledge and agree that the purpose of Subsections 12.02 through 12.05, of this Agreement is to facilitate compliance by the Purchaser, any Depositor and the Seller with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Seller acknowledges that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings. Neither the Purchaser, any Depositor nor the Seller shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). Each of the Purchaser and the Seller acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Seller and Servicer shall cooperate fully with the Purchaser and any Master Servicer to deliver to the Purchaser, any Master Servicer and any Depositor, any and all statements, reports, certifications, records and any information not otherwise provided for hereunder necessary in the good faith determination of the Purchaser, any Master Servicer or any Depositor to permit such party to comply with the provisions of Regulation AB.";

            (d) Section 12.03(a) of the Servicing Agreement is amended and restated in its entirety as follows: "The Seller shall be deemed to represent to the Purchaser, to any Master Servicer and to any Depositor, as of the date on which information is first provided to the Purchaser, any Master Servicer or any Depositor under Subsection 12.04 that, except as disclosed in writing to the Purchaser, such Master Servicer or such Depositor prior to such date: (i) the Seller is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Seller; (ii) the Seller has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Seller as servicer has been disclosed or reported by the Seller; (iv) no material changes to the Seller's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Seller's financial condition that could have a material adverse effect on the performance by the Seller of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Seller, any Subservicer or any Third-Party Originator; and (vii) there are no affiliations, relationships or transactions relating to the Seller, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB five (5) Business Days prior to the delivery of such information.";

            (e) Section 12.03(b) of the Servicing Agreement is amended and restated in its entirety as follows: "If so requested by the Purchaser, any Master Servicer or any Depositor on any date following the date on which information is first provided to the Purchaser, any Master Servicer or any Depositor under Subsection 12.04, the Seller shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Subsection or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.";

            (f) The first paragraph of Section 12.04(b) of the Servicing Agreement is amended and restated in its entirety as follows: "If so requested by the Purchaser or any Depositor, the Seller shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (i) the Seller, if the Seller is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (ii) each Third-Party Originator. Such Static Pool Information shall be prepared by the Seller (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Seller (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Seller, and need not be customized for the Purchaser or any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented pursuant to Regulation AB and the interpretations of the Commission, including in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable. If so requested by the Seller, Purchaser shall cooperate with the Seller and the Depositor for such Mortgage Loans for the purpose of having the Depositor provide the Seller with static pool information with respect to the pool of Mortgage Loans purchased by the Purchaser hereunder and included in a publicly offered Securitization Transaction effected by the Purchaser on a timely basis. Such Static Pool Information shall be requested by the Seller on the basis of the Seller's reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB, including that the Seller is a sponsor (within the meaning of Regulation AB) for such Securitization Transaction. The content of such Static Pool Information may be in the form customarily provided by the Depositor for the Mortgage Loans, and need not be customized for the Seller.";

            (g) Section 12.05(a) of the Servicing Agreement is hereby amended by adding the following to the end of such Section: "This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.";

            (h) Section 12.05(a) of the Servicing Agreement is hereby amended by adding the following to the end of such Section: "If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Seller agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Seller on the other.";

            (i) Section 12.05(b)(i) of the Servicing Agreement is hereby amended and restated in its entirety as follows: "(b)(i) Any failure by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Section 12 or any breach by the Seller of a representation or warranty set forth in Subsection 12.03(a) or in a writing furnished pursuant to Subsection 12.03(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Subsection 12.03(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Seller under this Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as Servicer under this Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Seller (and if the Seller is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction); provided that to the extent that any provision of this Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as Servicer, such provision shall be given effect.";

            (j) Section 2 of Amendment No. 2 is hereby amended by replacing the phrase "and (d)" with ", (d), (f) and (g)";

            (k) Section 12.04(d) of the Servicing Agreement is hereby amended and restated in its entirety as follows: "For the purpose of satisfying the reporting obligations under the Exchange Act with respect to any class of asset-backed securities, for so long as the Seller is servicing the Mortgage Loans, the Seller shall (or shall cause each Subservicer and each Third-Party Originator to) notify the Purchaser, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Seller, any Subservicer or any Third-Party Originator and (B) any material affiliations or material relationships that develop following the closing date of a Securitization Transaction between the Seller, and Subservicer or any Third-Party Originator and any of the parties specified in clause (iv) of paragraph (a) of this Subsection identified in writing by the requesting party with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Seller, and (E) the Seller's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Seller's obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.";

            (l) The Servicing Agreement is hereby amended by adding the following to the end of Section 12.04: "(e) for so long as the Seller is servicing the Mortgage Loans, as a condition to the succession to the Seller or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Seller or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Seller or any Subservicer, the Seller shall provide to the Purchaser, any Master Servicer, and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and
(y) in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested by the Purchaser or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

      (f) In addition to such information as the Seller, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Seller or any Subservicer, the Seller or such Subservicer, as applicable, shall, to the extent the Seller or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                  (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

                  (ii) material breaches of pool asset representations or
            warranties or transaction covenants (Item 1121(a)(12) of Regulation
            AB); and

                  (iii) information regarding new asset-backed securities
            issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

      (g) The Seller shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Seller or any Subservicer or the Seller or such Subservicer's performance hereunder.";

            (m) Section 6 of Amendment No. 2 is hereby amended by (i) adding the phrase " any Master Servicer" before the first occurrence of "Purchaser" in such Section and (ii) replacing each reference to "servicer" with the word "Servicer";

            (n) Section 7 of Amendment No. 2 is hereby amended by (i) deleting the first occurrence of the phrase "to the extent required by Regulation AB" in such Section, (ii) adding the phrase ", any Master Servicer" after the first occurrence of the word "Purchaser" in such Section and (iii) adding the phrase ", such Master Servicer" after the second occurrence of the word "Purchaser" in such Section;

            (o) Section 11.15 of the Servicing Agreement is hereby amended by replacing the first occurrence of "Business Day" with "calendar day".

            (p) Sections 12.07 and 12.08 of the Servicing Agreement are hereby deleted in their entirety and replaced with the following:

            "Section 12.07. Report on Assessment of Compliance and Attestation.

            (a) To the extent that the Seller has agreed to service the Mortgage Loans in connection with a Securitization Transaction, then on or before March 15 of the calendar year following the year in which the related Securitization Transaction closed, the Seller shall:

            (i) deliver to the Purchaser, any Master Servicer and any Depositor a report (in form and substance reasonably satisfactory to the Purchaser, any Master Servicer and such Depositor) regarding the Seller's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser, such Master Servicer and such Depositor and signed by an authorized officer of the Seller, and shall address each of the Applicable Servicing Criteria specified on a certification substantially in the form of Exhibit 15 hereto delivered to the Purchaser concurrently with the execution of this Agreement;

            (ii) deliver to the Purchaser, any Master Servicer and any Depositor a report of a registered public accounting firm reasonably acceptable to the Purchaser, such Master Servicer and such Depositor that attests to, and reports on, the assessment of compliance made by the Seller and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

            (iii) cause each Subservicer, and each Subcontractor determined by the Seller pursuant to Section 12.08(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser, any Master Servicer and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and (b) of this Section; and

            (iv) deliver and cause each Subservicer and Subcontractor described in clause (iii) to deliver to the Purchaser, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification in the form attached hereto as Exhibit 14.

            The Seller acknowledges that the parties identified in clause
(a)(iv) above may rely on the certification provided by the Seller pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. The Seller will not be required to deliver a certification under clause (a)(iv) above unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

            (b) Each assessment of compliance provided by a Subservicer pursuant to Section 12.07(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 15 hereto delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to
Section 12.07(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Seller pursuant to Section 12.08.

            Section 12.08.  Use of Subservicers and Subcontractors.

            The Seller shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Seller as servicer under this Agreement or any Reconstitution Agreement unless the Seller complies with the provisions of paragraph (a) of this Section. The Seller shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Seller as servicer under this Agreement or any Reconstitution Agreement unless the Seller complies with the provisions of paragraph (b) of this Section.

            (a) It shall not be necessary for the Seller to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subservicer. The Seller shall cause any Subservicer used by the Seller (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Sections 12.03, 12.04(c), (e), (f) and (g), 12.06, 12.07 and 12.05 of this Agreement to the same extent as if such Subservicer were the Seller, and to provide the information required with respect to such Subservicer under this Agreement. The Seller shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 12.06, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 12.07 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 12.07 as and when required to be delivered.

            (b) It shall not be necessary for the Seller to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subcontractor. The Seller shall promptly upon request provide to the Purchaser, any Master Servicer and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description (in form and substance satisfactory to the Purchaser, such Master Servicer and such Depositor) of the role and function of each Subcontractor utilized by the Seller or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

            As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Seller shall cause any such Subcontractor used by the Seller (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Sections 12.05 and 12.07 of this Agreement to the same extent as if such Subcontractor were the Seller. The Seller shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation and other certifications required to be delivered by such Subcontractor under
Section 12.07, in each case as and when required to be delivered.

            Section 12.09.  Third Party Beneficiary.

            For purposes of this Article 12 and any related provisions thereto, each Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement.";

            (q) Exhibit 15 to the Servicing Agreement is hereby amended and restated in its entirety by replacing such Exhibit with Exhibit C hereto,
Exhibit 14 to the Servicing Agreement is hereby amended and restated in its entirety by replacing such Exhibit with Exhibit 14 to Amendment No. 2 and
Exhibit 12 to the Servicing Agreement is hereby amended and restated in its entirety by replacing such Exhibit with Exhibit D hereto; and

            (r) The definition of "Servicing Fee" is hereby amended and restated in its entirety as follows: "With respect to each Mortgage Loan and for any calendar month, an amount equal to one twelfth of the product of 0.50% per annum multiplied by the Stated Principal Balance of the Mortgage Loans as of the Due Date in the preceding calendar month. The Servicing Fee is payable solely from collections or recoveries of interest on the Mortgage Loans."

            10. Notice Addresses.

            (a) The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

                  SG Mortgage Finance Corp.
                  1221 Avenue of the Americas
                  New York, New York 10020
                  Attn: Carole Mortensen

            (b) The Assignee's address for purposes for all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

                  SG Mortgage Securities, LLC
                  1221 Avenue of the Americas
                  New York, New York 10020
                  Attn: Arnaud Denis

            (c) The Servicer's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

                  Fremont Investment & Loan
                  2727 East Imperial Highway
                  Brea, California 92821

            11. Distributions shall be made by wire transfer of immediately available funds to Wells Fargo Bank, N. A., ABA #121-000-248, for credit to SAS Clearing; Account: 3970771416, for further credit to account #50931100. Applicable statements should be mailed to Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, attn: Client Manager, SGMS 2006-FRE2.

            12. This Assignment Agreement shall be construed in accordance with the substantive laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent preempted by federal law.

            13. This Assignment Agreement shall inure to the benefit of the successors and assigns of the parties hereto (including, without limitation, the Trustee). Any entity into which the Servicer, the Assignor or the Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed the Servicer, the Assignor or the Assignee, respectively, hereunder.

            14. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement.

            15. No term or provision of this Assignment Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

            16. Notwithstanding the assignment of the Servicing Agreement of either the Assignor or Assignee, this Assignment Agreement shall not be deemed assigned by the Servicer or the Assignor unless assigned by separate written instrument.

            17. For the purpose of facilitating the execution of this Assignment Agreement as herein provided and for other purposes, this Assignment Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be in original, and such counterparts shall constitute and be one and the same instrument.


                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed by their duly authorized officers as of the date first above written.

                                       SG MORTGAGE SECURITIES, LLC, as
                                          Assignee

                                       By: /s/ Carole Mortensen
                                          --------------------------------------
                                          Name:  Carole Mortensen
                                          Title: Director

                                       SG MORTGAGE FINANCE CORP., as Assignor

                                       By: /s/ Arnaud Denis
                                          --------------------------------------
                                          Name:  Arnaud Denis
                                          Title: President

                                       FREMONT INVESTMENT & LOAN, in its
                                          capacity as Servicer

                                       By: /s/ Jeff Crusinberry
                                          --------------------------------------
                                          Name:  Jeff Crusinberry
                                          Title: Senior Vice President

                                    Exhibit A

                                 Mortgage Loans
                                 --------------

                                    Exhibit B

               Servicing Agreement and Amendments No. 1 and No. 2
               --------------------------------------------------

          MASTER MORTGAGE LOAN PURCHASE AND INTERIM SERVICING AGREEMENT


                            FREMONT INVESTMENT & LOAN
                                     Seller

                                       and

                            SG MORTGAGE FINANCE CORP.
                                Initial Purchaser

                          Dated as of January 26, 2006

                              First and Second Lien
                  Fixed Rate and Adjustable Rate Mortgage Loans

                                TABLE OF CONTENTS



SECTION 1     Definitions...................................................

SECTION 2     Agreement to Purchase.........................................

SECTION 3     Mortgage Loan Schedules.......................................

SECTION 4     Purchase Price................................................

SECTION 5     Examination of Mortgage Files.................................

SECTION 6     Conveyance from Seller to Initial Purchaser...................

      6.01    Conveyance of Mortgage Loans..................................

      6.02    Books and Records.............................................

      6.03    Delivery of Mortgage Loan Documents...........................

      6.04    [Reserved]....................................................

SECTION 7     Representations Warranties and Covenants of the Seller:
              Remedies for Breach...........................................

      7.01    Representations and Warranties Respecting the Seller..........

      7.02    Representations and Warranties Regarding Individual
              Mortgage Loans................................................

      7.03    Remedies for Breach of Representations and Warranties.........

      7.04    Repurchase of Certain Mortgage Loans..........................

      7.05    Representations and Warranties of the Initial Purchaser.......

SECTION 8     Closing.......................................................

SECTION 9     Closing Documents.............................................

SECTION 10    Costs.........................................................

SECTION 11    Seller's Servicing Obligations................................

      11.01   Seller to Act as Servicer.....................................

      11.02   Collection of Mortgage Loan Payments..........................

      11.03   Realization Upon Defaulted Mortgage Loans.....................

      11.04   Establishment of Custodial Accounts; Deposits in Custodial
              Accounts......................................................

      11.05   Permitted Withdrawals From the Custodial Account..............

      11.06   Establishment of Escrow Accounts; Deposits in Escrow
              Accounts......................................................

      11.07   Permitted Withdrawals From Escrow Account.....................

      11.08   Payment of Taxes, Insurance and Other Charges.................

      11.09   Transfer of Accounts..........................................

      11.10   Maintenance of Hazard Insurance...............................

      11.11   Maintenance of Blanket Insurance Policy.......................

      11.12   Fidelity Bond, Errors and Omissions Insurance.................

      11.13   Title, Management and Disposition of REO Property.............

      11.14   Distributions.................................................

      11.15   Remittance Reports............................................

      11.16   Statements to the Purchaser...................................

      11.17   Real Estate Owned Reports.....................................

      11.18   Liquidation Reports...........................................

      11.19   Assumption Agreements.........................................

      11.20   Satisfaction of Mortgages and Release of Mortgage Files.......

      11.21   Servicing Compensation........................................

      11.22   Notification of Adjustments...................................

      11.23   [Reserved]....................................................

      11.24   [Reserved]....................................................

      11.25   Access to Certain Documentation...............................

      11.26   Reports and Returns to be Filed by the Seller.................

      11.27   Servicing Transfer............................................

      11.28   Superior Liens................................................

      11.29   Compliance with REMIC Provisions..............................

      11.30   Monthly Advances by the Seller................................

      11.31   Master Servicer...............................................

      11.32   Credit Reporting..............................................

      11.33   [Reserved]....................................................

SECTION 12    Removal of Mortgage Loans from Inclusion under This
              Agreement Upon a Whole Loan Transfer or a Securitization
              Transaction on One or More Reconstitution Dates...............

      12.01   Whole Loan Transfers and Securitization Transactions..........

      12.02   Regulation AB.................................................

      12.03   Additional Representations and Warranties of the Seller.......

      12.04   Information to Be Provided by the Seller......................

      12.05   Indemnification; Remedies.....................................

SECTION 13    The Seller....................................................

      13.01   Additional Indemnification by the Seller and Purchaser........

      13.02   Merger or Consolidation of the Seller.........................

      13.03   Limitation on Liability of the Seller and Others..............

      13.04   Seller Not to Resign..........................................

      13.05   No Transfer of Servicing......................................

SECTION 14    Default.......................................................

      14.01   Events of Default.............................................

      14.02   Waiver of Defaults............................................

SECTION 15    Termination...................................................

SECTION 16    Successor to the Seller.......................................

SECTION 17    Protection of Confidential Information........................

SECTION 18    Financial Statements..........................................

SECTION 19    Mandatory Delivery; Grant of Security Interest................

SECTION 20    Notices.......................................................

SECTION 21    Severability Clause...........................................

SECTION 22    Counterpart, Electronic and Facsimile Signatures..............

SECTION 23    Governing Law.................................................

SECTION 24    Intention of the Parties......................................

SECTION 25    Successors and Assigns........................................

SECTION 26    Waivers.......................................................

SECTION 27    Exhibits......................................................

SECTION 28    General Interpretive Principles...............................

SECTION 29    Nonsolicitation...............................................

SECTION 30    Reproduction of Documents.....................................

SECTION 31    Further Agreements............................................



EXHIBITS AND SCHEDULES


EXHIBIT 1     FORM OF SELLER'S OFFICER'S CERTIFICATE

EXHIBIT 2     FORM OF OPINION OF COUNSEL TO THE SELLER

EXHIBIT 3     FORM OF SECURITY RELEASE CERTIFICATION

EXHIBIT 4     FORM OF ASSIGNMENT AND CONVEYANCE

EXHIBIT 5     MORTGAGE LOAN DOCUMENTS

EXHIBIT 6     CONTENTS OF EACH MORTGAGE FILE

EXHIBIT 7     TRANSFER REQUIREMENTS

EXHIBIT 8     TRANSFER INSTRUCTIONS

EXHIBIT 9     SELLER'S UNDERWRITING GUIDELINES

EXHIBIT 10    FORM OF ESCROW ACCOUNT LETTER AGREEMENT

EXHIBIT 11    FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

EXHIBIT 12    FORM OF MONTHLY SERVICER'S REPORT

EXHIBIT 13    FORM OF COMMITMENT LETTER

EXHIBIT 14    [Reserved]

EXHIBIT 15    [Reserved]

        MASTER MORTGAGE LOAN PURCHASE AND INTERIM SERVICING AGREEMENT

            This is a MASTER MORTGAGE LOAN PURCHASE AND INTERIM SERVICING AGREEMENT (the "Agreement"), dated as of January 26, 2006, by and between SG Mortgage Finance Corp., having an office at 1221 Avenue of the Americas, New York, New York 10020 (the "Initial Purchaser", and the Initial Purchaser or the Person, if any, to which the Initial Purchaser has assigned its rights and obligations hereunder as Purchaser with respect to a Mortgage Loan, and each of their respective successors and assigns, the "Purchaser") and Fremont Investment & Loan, having an office at 2727 East Imperial Highway, Brea, California 92821 (the "Seller").

                             W I T N E S S E T H:
                             - - - - - - - - - -

            WHEREAS, the Seller desires to sell, from time to time, to the Purchaser, and the Purchaser desires to purchase, from time to time, from the Seller, certain conventional fixed and adjustable rate residential first and second lien mortgage loans, (the "Mortgage Loans") as described herein on a servicing-released basis, and which shall be delivered in groups of whole loans on various dates as provided herein (each, a "Closing Date");

            WHEREAS, each Mortgage Loan is secured by a mortgage, deed of trust or other security instrument creating a first or second lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule for the related Mortgage Loan Package, which is to be annexed to the related Assignment and Conveyance on each Closing Date as Schedule I;

            WHEREAS, the Purchaser and the Seller wish to prescribe the manner of the conveyance, servicing and control of the Mortgage Loans; and

            WHEREAS, following its purchase of the Mortgage Loans from the Seller, the Purchaser desires to sell some or all of the Mortgage Loans to one or more purchasers in one or more whole loan transfers in a whole loan or participation format or in one or more public or private mortgage-backed securities transactions;

            NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Seller agree as follows:

SECTION 1. Definitions. For purposes of this Agreement the following capitalized terms shall have the respective meanings set forth below.

            Adjustable Rate Mortgage Loan: A Mortgage Loan purchased pursuant to this Agreement the Mortgage Interest Rate of which is adjusted from time to time in accordance with the terms of the related Mortgage Note.

            Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date set forth in the related Mortgage Note on which the Mortgage Interest Rate on such Adjustable Rate Mortgage Loan is adjusted in accordance with the terms of the related Mortgage Note.

            Agreement: This Master Mortgage Loan Purchase and Interim Servicing Agreement including all exhibits, schedules, amendments and supplements hereto.

            Appraised Value: With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who satisfied the Underwriting Guideline, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who satisfied the standards of FIRREA.

            Assignment and Conveyance: With respect to any Mortgage Loan Package purchased and sold on any Closing Date, the assignment and conveyance in the form annexed hereto as Exhibit 4 (including any exhibits, schedules and attachments thereto), identifying the Mortgage Loans purchased by the Purchaser on such Closing Date.

            Assignment of Mortgage: With respect to each Mortgage Loan that is not a MERS Mortgage Loan, an individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage to the Purchaser or its designee.

            Balloon Loan:  A Mortgage Loan with a balloon payment feature.

            Business Day: Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the State of California or the State of New York, or the State in which the Custodian's operations are located, are authorized or obligated by law or executive order to be closed.

            Cash-Out Refinancing: A Refinanced Mortgage Loan the proceeds of which were in excess of the principal balance of any existing first mortgage loan on the related Mortgaged Property and related closing costs, and were used to pay any such existing first mortgage, related closing costs and subordinate mortgage loans on the related Mortgaged Property.

            Closing Date: The date or dates on which the Purchaser from time to time shall purchase from the Seller and the Seller from time to time shall sell to the Purchaser, the Mortgage Loans listed on the related Mortgage Loan Schedule with respect to the related Mortgage Loan Package, as set forth in the related Commitment Letter, or such other date as agreed by the Seller and the Purchaser.

            Closing Documents: With respect to any Closing Date, the documents required pursuant to Section 9.

            Code: The Internal Revenue Code of 1986, as amended, or any successor statute thereto.

            Combined Loan-to-Value Ratio or CLTV: With respect to any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the sum of (a) the original principal balance of the First Lien Mortgage Loan (or the unpaid principal balance of the First Lien Mortgage Loan, if available), plus
(b) the unpaid principal balance of the related Second Lien Mortgage Loan or other related subordinate mortgage loan or loans secured by the Mortgaged Property, and the denominator of which is the Appraised Value of the related Mortgaged Property.

            Commission:  The United States Securities and Exchange Commission.

            Commitment Letter: With respect to any Mortgage Loan Package purchased and sold on any Closing Date, the letter agreement between the Purchaser and the Seller, in the form annexed hereto as Exhibit 13 (including any exhibits, schedules and attachments thereto), setting forth the terms and conditions of such transaction and describing the Mortgage Loans to be purchased by the Purchaser on such Closing Date. A Commitment Letter may relate to more than one Mortgage Loan Package to be purchased on one or more Closing Dates hereunder.

            Condemnation Proceeds: All awards, compensation and settlements in respect of a taking (whether permanent or temporary) of all or part of a Mortgaged Property by exercise of the power of condemnation or the right of eminent domain, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

            Convertible Mortgage Loan: An Adjustable Rate Mortgage Loan that by its terms and subject to certain conditions contained in the related Mortgage or Mortgage Note allows the Mortgagor to convert the adjustable Mortgage Interest Rate on such Mortgage Loan to a fixed Mortgage Interest Rate.

            Covered Home Loan: A Mortgage Loan categorized as Covered pursuant to Appendix E of the Standard & Poor's Glossary.

            Credit Score: The credit score of the Mortgagor provided by Fair, Isaac & Company, Inc. or such other organization providing credit scores at the time of the origination of a Mortgage Loan. If two credit scores are obtained, the Credit Score shall be the lower of the two credit scores. If three credit scores are obtained, the Credit Score shall be the middle of the three credit scores.

            Customary Servicing Procedures: With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, and which are in accordance with accepted mortgage servicing practices of prudent lending institutions.

            Custodial Account: The separate account or accounts, reasonably acceptable to the Purchaser, each of which shall be an Eligible Account, created and maintained pursuant to Subsection 11.04 of this Agreement.

            Custodial Agreement: The agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents.

            Custodian: The document custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement, as therein provided.

            Cut-off Date: The date set forth in the related Commitment Letter, or in the absence of any specified date, the first day of the month in which the related Closing Date occurs.

            Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

            Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

            Determination Date: With respect to each Distribution Date, the 15th day (or, if such 15th day is not a Business Day, the following Business Day of the month in which such Distribution Date occurs.

            Distribution Date: The eighteenth (18th) day of each month, commencing, for any Mortgage Loan Package on the eighteenth (18th) day of the month next following the month in which the related Cut-off Date occurs, or if such eighteenth (18th) day is not a Business Day, the first Business Day immediately following such eighteenth (18th) day.

            Due Date: With respect to each Distribution Date, the day on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

            Due Period: With respect to each Distribution Date, the period commencing on the second day of the month preceding the month of the Distribution Date and ending on the first day of the month of the Distribution Date.

            Eligible Account: An account which is either:

            (a) Maintained with a federal or state-chartered depository institution or trust company that complies with the definition of "Eligible Institution"; or

            (b) Maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity.

            Eligible Institution: A depository with respect to which either:

            (a) Commercial paper, short-term debt obligations, or other short-term deposits are rated at least "A-1+" or long-term unsecured debt obligations are rated at least "AA-" by Standard & Poor's, if the amounts on deposit are to be held in the account for no more than 365 days; or

            (b) Commercial paper, short-term debt obligations, demand deposits, or other short-term deposits are rated at least "A-2" by Standard & Poor's and P-2 by Moody's Investor Service, Inc., if the amounts on deposit are to be held in the account for no more than 30 days and are not intended to be used as credit enhancement. Upon the loss of this required rating, the accounts would need to be transferred immediately to accounts which have the required rating. Furthermore, commingling by the servicer is acceptable at the A-2 rating level if the servicer is a bank, thrift, or depository and provided the servicer has the capability to immediately segregate funds and commence remittance to an eligible account upon a downgrade.

            Eligible Investments: Any one or more of the following obligations or securities:

            (a) obligations of or guaranteed as to principal and interest by Freddie Mac, Fannie Mae or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided, however, that such obligations of Freddie Mac or Fannie Mae shall be limited to senior debt obligations and mortgage participation certificates except that investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages shall not constitute Eligible Investments hereunder;

            (b) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof;

            (c) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than ninety (90) days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than thirty (30) days) denominated in United States dollars of any United States depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company;

            (d) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "P-2" by Moody's Investors Service, Inc. and rated not lower than "A-2" by Standard & Poor's Ratings Services; and

            (e) a money market fund;

provided, however, that no instrument shall be an Eligible Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations

            Escrow Account: The separate trust accounts created and maintained pursuant to Subsection 11.06 of this Agreement.

            Escrow Payments: The amounts constituting ground rents, taxes, assessments, water charges, sewer rents, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the Mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Event of Default: Any one of the events enumerated in Subsection 14.01.

            Exchange Act: The Securities Exchange Act of 1934, as amended.

            Fannie Mae: Fannie Mae or any successor thereto.

            FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

            Final Recovery Determination: With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property repurchased by the Seller pursuant to this Agreement), a determination made by the Seller that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Seller, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Seller shall maintain records, prepared by a servicing officer of the Seller, of each Final Recovery Determination.

            FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989.

            First Lien: With respect to each Mortgaged Property, the lien of the mortgage, deed of trust or other instrument securing a Mortgage Note which creates a first lien on the Mortgaged Property.

            Fixed Rate Mortgage Loan: A Mortgage Loan with respect to which the Mortgage Interest Rate set forth in the Mortgage Note is fixed for the term of such Mortgage Loan.

            Flood Zone Service Contract: A transferable contract maintained for the Mortgaged Property with a nationally recognized flood zone service provider for the purpose of obtaining the current flood zone status relating to such Mortgaged Property.

            Freddie Mac: Freddie Mac, formerly known as the Federal Home Loan Mortgage Corporation, or any successor thereto.

            Gross Margin: With respect to any Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note and the related Mortgage Loan Schedule that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note to determine the new Mortgage Interest Rate for such Mortgage Loan.

            High Cost Loan: A Mortgage Loan classified as (a) a "high cost" loan under the Home Ownership and Equity Protection Act of 1994 (b) a "high cost home," "threshold," "covered," "high risk home", or "predatory" or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law, regulation or ordinance imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees), or
(c) a Mortgage Loan categorized as a Covered Home Loan.

            Home Loan: A Mortgage Loan categorized as Home Loan pursuant to Appendix E of the Standard & Poor's Glossary.

            HUD: The United States Department of Housing and Urban Development or any successor thereto.

            Index: With respect to any Adjustable Rate Mortgage Loan, the index identified on the Mortgage Loan Schedule and set forth in the related Mortgage Note for the purpose of calculating the interest rate thereon.

            Initial Closing Date: The Closing Date on which the Initial Purchaser purchases and the Seller sells the first Mortgage Loan Package hereunder.

            Initial Purchaser: As defined in the preamble to this Agreement, or any successor or assigns thereto.

            Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

            Interest Only Loan: A Mortgage Loan which only requires payments of interest for a period of time specified in the related Mortgage Note.

            Interim Funder: With respect to each MERS Designated Mortgage Loan, the Person named on the MERS(R) System as the interim funder pursuant to the MERS Procedures Manual.

            Interim Servicing Period: With respect to any Mortgage Loan, the period during which the Servicer shall service the Mortgage Loans on behalf of the Purchaser or its designee in accordance with the provisions of this Agreement, commencing on the related Closing Date and ending on the applicable Transfer Date. In no event shall the Interim Servicing Period exceed the term set forth on the related Commitment Letter without the consent of the Seller.

            Investor: With respect to each MERS Designated Mortgage Loan, the Person named on the MERS(R) System as the investor pursuant to the MERS Procedures Manual.

            Liquidation Proceeds: Amounts, other than Insurance Proceeds and Condemnation Proceeds, received in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received following the acquisition of REO Property and prior to an REO Disposition.

            Litigation Loan: A Mortgage Loan which is in any stage of litigation (excluding class action litigation where a named plaintiff is not a Mortgagor of a Mortgage Loan included in the Servicing Rights), or which is the subject of an injunction or settlement requiring Seller to take action or affecting the origination or servicing of the Mortgage Loans, and which has a material adverse effect on the Mortgage Loan or the Servicing Rights associated with such Mortgage Loan.

            Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan as of any date of determination, the ratio on such date of the outstanding principal amount of the Mortgage Loan, to the Appraised Value of the Mortgaged Property.

            Maximum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the maximum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be increased on any Adjustment Date.

            MERS: MERSCORP, Inc., its successor and assigns.

            MERS Mortgage Loan: A Mortgage Loans for which (a) the Seller has designated or will designate MERS as, and has taken or will take such action as is necessary to cause MERS to be, the mortgagee of record, as nominee for the Seller, in accordance with MERS Procedure Manual and (b) the Seller has designated or will designate the Purchaser as the Investor on the MERS(R) System.

            MERS Procedure Manual: The MERS Procedures Manual, as it may be amended, supplemented or otherwise modified from time to time.

            MERS Report: The report from the MERS System listing MERS Mortgage Loans and other information.

            MERS(R) System: MERS mortgage electronic registry system, which is the system of recording transfers of mortgages electronically as maintained by MERS, as more particularly described in the MERS Procedure Manual.

            MIN: The Mortgage Identification Number for any MERS Mortgage Loan.

            Minimum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the minimum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be decreased on any Adjustment Date.

            MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

            Monthly Advance: The aggregate of the advances made by the Seller on any Distribution Date pursuant to Subsection 11.30.

            Monthly Payment: With respect to any Mortgage Loan, the scheduled payment of principal and/or interest payable by a Mortgagor under the related Mortgage Note on each Due Date, which such payment may change on any Adjustment Date as provided in the related Mortgage Note.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien or second lien on Mortgaged Property securing the Mortgage Note.

            Mortgagee: The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

            Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Exhibit 6 annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement or the related Commitment Letter.

            Mortgage Interest Rate: With respect to each Fixed Rate Mortgage Loan, the fixed annual rate of interest provided for in the related Mortgage Note and, with respect to each Adjustable Rate Mortgage Loan, the annual rate that interest accrues on such Adjustable Rate Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note.

            Mortgage Loan: Each first or second lien, residential mortgage loan, sold, assigned and transferred to the Purchaser pursuant to this Agreement and the related Assignment and Conveyance and identified on the Mortgage Loan Schedule annexed to the related Assignment and Conveyance on such Closing Date, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

            Mortgage Loan Data Tape: The electronic tape delivered by the Seller to the Purchaser prior to each related Closing Date containing the information to be used to create the Mortgage Loan Schedule.

            Mortgage Loan Documents: The documents listed in Exhibit 5 annexed hereto pertaining to any Mortgage Loan.

            Mortgage Loan Package: The Mortgage Loans sold to the Purchaser or its designee on a Closing Date and listed on a Mortgage Loan Schedule and attached to the related Assignment and Conveyance as Schedule I on the related Closing Date.

            Mortgage Loan Schedule: With respect to each Mortgage Loan Package, the schedule of Mortgage Loans to be annexed to the related Assignment and Conveyance as Schedule I (or a supplement thereto) on each Closing Date for the Mortgage Loan Package delivered on such Closing Date in both hard copy and electronic form, such schedule setting forth the following information with respect to each Mortgage Loan in the Mortgage Loan Package: (1) the Seller's Mortgage Loan identifying number; (2) the Mortgagor's first and last name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied;
(5) the type of Residential Dwelling constituting the Mortgaged Property; (6) the original months to maturity; (7) the original date of the Mortgage Loan and the remaining months to maturity from the Cut-off Date, based on the original amortization schedule; (8) with respect to each Mortgage Loan secured by a First Lien, the Loan-to-Value Ratio at origination; (9) with respect to each Mortgage loan secured by a Second Lien, the CLTV at origination; (10) the Mortgage Interest Rate in effect immediately following the Cut-off Date; (11) the date on which the first Monthly Payment was due on the Mortgage Loan; (12) the stated maturity date; (13) the amount of the Monthly Payment as of the Cut-off Date;
(14) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance; (15) the original principal amount of the Mortgage Loan; (16) the Stated Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date; (17) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date; (18) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin; (19) a code indicating the purpose of the loan (i.e., purchase financing, Rate/Term Refinancing, Cash-Out Refinancing);
(20) with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Interest Rate under the terms of the Mortgage Note; (21) with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Interest Rate under the terms of the Mortgage Note; (22) the Mortgage Interest Rate at origination; (23) with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap; (24) with respect to each Adjustable Rate Mortgage Loan, the Index; (25) the date on which the first Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (26) a code indicating whether the Mortgage Loan is an Adjustable Rate Mortgage Loan or a Fixed Rate Mortgage Loan; (27) a code indicating the documentation style (i.e., full, stated or easy); (28) the Appraised Value of the Mortgaged Property; (29) the sale price of the Mortgaged Property, if applicable; (30) a code indicating whether the Mortgage Loan is subject to a Prepayment Charge, the term of such Prepayment Charge and the amount of such Prepayment Charge; (31) the product type (e.g., 2/28, 15 year fixed, 30 year fixed, etc.); (32) the Mortgagor's debt to income ratio; (33) a code indicating whether the Mortgaged Property is subject to a First Lien or a Second Lien; (34) with respect to a Second Lien Mortgage Loan, a code indicating whether it is a "piggy back" second lien and a code identifying the related First Lien Mortgage Loan; (35) a code indicating the Credit Score of the Mortgagor at the time of origination of the Mortgage Loan; (36) a code indicating whether the Mortgage Loan is a MERS Mortgage Loan and, if so, the corresponding MIN; (37) a code indicating if the Mortgage Loan is an interest-only Mortgage Loan and, if so, the term of the interest-only period of such Mortgage Loan; (38) the rate change cap at the first interest rate adjustment date; (39) the maximum rate change cap; (40) the fixed period of the loan; (41) the first payment adjustment date; (42) a code indicating the credit grade of the Mortgage Loan; and (43) the total dollar amount of points and fees charged to the related Mortgagor in connection with the origination of such Mortgage Loan. With respect to the Mortgage Loan Package in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date: (1) the number of Mortgage Loans;
(2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

            Mortgage Note: The original executed note or other evidence of the Mortgage Loan indebtedness of a Mortgagor secured by a Mortgage.

            Mortgaged Property: With respect to each Mortgage Loan, the Mortgagor's real property securing repayment of a related Mortgage Note, consisting of a fee simple interest in a single parcel of real property improved by a Residential Dwelling.

            Mortgagor: The obligor on a Mortgage Note, the owner of the Mortgaged Property and the grantor or mortgagor named in the related Mortgage and such grantor's or mortgagor's successor's in title to the Mortgaged Property.

            Net Mortgage Rate: With respect to any Mortgage Loan (or the related REO Property), as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Interest Rate for such Mortgage Loan minus the Servicing Fee Rate.

            Nonrecoverable Monthly Advance: Any Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Seller, will not, or, in the case of a proposed Monthly Advance, would not be, ultimately recoverable from related late payments, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

            Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or a President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Person on behalf of whom such certificate is being delivered.

            Opinion of Counsel: A written opinion of counsel, who may be salaried counsel for the Person on behalf of whom the opinion is being given, reasonably acceptable to each Person to whom such opinion is addressed.

            Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, a number of percentage points per annum that is set forth in the related Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Adjustable Rate Mortgage Loan may increase (without regard to the Maximum Mortgage Interest Rate) or decrease (without regard to the Minimum Mortgage Interest Rate) on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date.

            Person: An individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Prepayment Charge: With respect to any Mortgage Loan, any prepayment penalty or premium thereon payable in connection with a principal prepayment on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Charge or premium thereon, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Purchase Price: The price paid on the related Closing Date by the Purchaser to the Seller pursuant to the related Commitment Letter in exchange for the Mortgage Loans purchased on such Closing Date, as calculated as provided in Section 4.

            Purchase Price Percentage: That certain purchase price percentage set forth in the Commitment Letter with respect to a Mortgage Loan, as adjusted as provided therein.

            Qualified Correspondent: Any Person from which the Seller purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between the Seller and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Seller, in accordance with underwriting guidelines designated by the Seller ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Seller within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Seller in origination of mortgage loans of the same type as the Mortgage Loans for the Seller's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Seller on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Seller; and (iv) the Seller employed, at the time such Mortgage Loans were acquired by the Seller, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Seller.

            Qualified Substitute Mortgage Loan: A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the Stated Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs (the amount of any shortfall will be deposited in the Custodial Account by the Seller in the month of substitution),
(ii) have a Mortgage Interest Rate not less than (and not more than one percentage point in excess of) the Mortgage Interest Rate of the Deleted Mortgage Loan, (iii) have a Net Mortgage Rate not less than (and not more than one percentage point in excess of) the Net Mortgage Rate of the Deleted Mortgage Loan, (iv) have a remaining term to maturity not greater than (and not more than two months less than) that of the Deleted Mortgage Loan, (v) have the same Due Date as the Due Date on the Deleted Mortgage Loan, (vi) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (vii) conform to each representation and warranty set forth in Subsection 7.02 of this Agreement,
(viii) be the same type of mortgage loan (i.e. fixed or adjustable rate with the same Gross Margin and Index as the Deleted Mortgage Loan, first or second lien, and have the same credit grade) and (ix) if the related Deleted Mortgage Loan is a Balloon Loan, have the same amortization schedule and final monthly payment as the amortization schedule and final monthly payment of the Deleted Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Interest Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Interest Rates and shall be satisfied as to each such mortgage loan, the terms described in clause (iii) shall be determined on the basis of weighted average remaining terms to maturity, the Loan-to-Value Ratios described in clause (v) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (vii) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be. In addition, the substitution of more than one Mortgage Loan pursuant to the previous sentence shall be subject to the Purchaser's approval in its sole discretion.

            Rate/Term Refinancing: A Refinanced Mortgage Loan, the proceeds of which are not in excess of the sum of the existing first mortgage loan on the related Mortgaged Property and related closing costs, and which were used exclusively to satisfy the then existing first mortgage loan of the Mortgagor on the related Mortgaged Property and to pay related closing costs.

            Reconstitution: Any Securitization Transaction or Whole Loan
Transfer.

            Reconstitution Agreements: The assignment, assumption and recognition agreement, mortgage loan purchase agreement or other agreements entered into by the Seller and the Purchaser and/or certain third parties on the Reconstitution Date or Dates with respect to any or all of the Mortgage Loans conveyed hereunder, in connection with a Whole Loan Transfer or a Securitization Transaction as provided in Section 12.

            Reconstitution Date: The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Whole Loan Transfer or Securitization Transaction pursuant to Section 12 hereof.

            Record Date: With respect to each Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

            Refinanced Mortgage Loan: A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or
by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear in Sections 860A through 860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

            REO Account: The separate trust account or accounts created and maintained pursuant to this Agreement which shall be entitled "Fremont Investment & Loan, in trust for the Purchaser, as of [date of acquisition of title], Fixed and Adjustable Rate Mortgage Loans".

            REO Disposition: The final sale by the Seller of any REO Property.

            REO Property: A Mortgaged Property acquired by the Seller as a result of the liquidation of a Mortgage Loan.

            Repurchase Price: With respect to any Mortgage Loan subject to repurchase by the Seller, a price equal to (w) the greater of (A) the Stated Principal Balance of such Mortgage Loan subject to repurchase or (B) if the repurchase of such Mortgage Loan is prior to the earlier of a Securitization Transaction of such Mortgage Loan or the one year anniversary of the related Closing Date, the related Purchase Price Percentage multiplied by the Stated Principal Balance of the Mortgage subject to repurchase, plus (x) interest on such Stated Principal Balance at the Mortgage Interest Rate from and including the last Due Date through which interest has been paid or advanced by or on behalf of the Mortgagor to the first day of the month following the date of repurchase, less amounts received in respect of such repurchased Mortgage Loan, plus (y) all costs and damages incurred in connection with the violation of such Mortgage Loan of any predatory or abusive lending law, plus (z) the aggregate amount of all outstanding and unreimbursed Monthly Advances and Servicing Advances related to the Mortgage Loan.

            Residential Dwelling: Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling, (iii) a one-family dwelling unit condominium project or (iv) a detached one-family dwelling in a planned unit development, none of which is co-operative or a mobile or manufactured home.

            Second Lien: With respect to each Mortgaged Property, the lien of the mortgage, deed of trust or other instrument securing a Mortgage Note which creates a second lien on the Mortgaged Property.

            Second Lien Mortgage Loan: A Mortgage Loan secured by the lien on the Mortgaged Property, subject to one prior lien on such Mortgaged Property securing financing obtained by the related Mortgagor.

            Securities Act:  The federal Securities Act of 1933, as amended.

            Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

            Seller: Fremont Investment & Loan, a California industrial bank, or the successor in interest to such entity or any successor to the Seller under this Agreement appointed as herein provided.

            Seller Information: As defined in Subsection 12.05(a).

            Servicer: Until the Transfer Date, the Seller.

            Servicing Advances: All customary, reasonable and necessary "out-of-pocket" costs and expenses incurred by the Seller in the performance of its servicing obligations, including, but not limited to, the cost of (i) preservation, restoration and repair of a Mortgaged Property, (ii) any enforcement or judicial proceedings with respect to a Mortgage Loan, including foreclosure actions and (iii) the management and liquidation of REO Property.

            Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

            Servicing Fee: With respect to each Mortgage Loan, the monthly fee set forth in the related Commitment Letter which the Purchaser shall pay to the Seller, which shall, for each month, be equal to one twelfth of the product of
(a) the Servicing Fee Rate and (b) the unpaid principal balance of the Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respectively which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Subsection 11.05) of related Monthly Payment collected by the Seller, or as otherwise provided under Subsection
11.05. If the Interim Servicing Period includes any partial month, the Servicing Fee for such month shall be pro rated at a per diem rate based upon a 30-day month.

            Servicing Fee Rate: The per annum rate set forth in the related Commitment Letter at which the Servicing Fee accrues.

            Servicing File: With respect to each Mortgage Loan, the file retained by the Seller until the Transfer Date, consisting of originals of all documents in the Mortgage File which are not delivered to the Purchaser or the Custodian and copies of the Mortgage Loan Documents.

            S&P or Standard & Poor's: Standard & Poor's, a division of the McGraw-Hill Companies, Inc., or its successor in interest.

            Stated Principal Balance: As to each Mortgage Loan as of any date of determination, (i) the principal balance of the Mortgage Loan as of the Cut-off Date after giving effect to payments of principal due on or before such date, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

            Static Pool Information: Static pool information as described in
Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

            Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Seller or a Subservicer.

            Subservicer: Any Person that services Mortgage Loans on behalf of the Seller or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Seller under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

            Tax Service Contract: A transferable contract maintained for the Mortgaged Property with a tax service provider for the purpose of obtaining current information from local taxing authorities relating to such Mortgaged Property.

            Third-Party Originator: Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Seller.

            Transfer Date: With respect to any Mortgage Loan, the date on which the Seller transfers the servicing of a Mortgage Loan to the Initial Purchaser or its designee, which date shall be the date set forth on the related Commitment Letter, or such other date as mutually agreed upon by the Seller and the Purchaser.

            Transfer Instructions: The servicing transfer instructions of the Purchaser or its designee, attached as Exhibit 8 hereto, as amended, supplemented or replaced from time to time.

            Transfer Requirements: The transfer requirements attached hereto as
Exhibit 7, which provides for certain obligations of the Seller with respect to the transfer of servicing of the Mortgage Loans.

            Underwriting Guidelines: The lending guidelines and parameters of the Seller, a copy of which has been delivered to the Initial Purchaser and are attached hereto as Exhibit 9.

            Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans by the Purchaser to a third party, which sale or transfer is not a Securitization Transaction.

            SECTION 2. Agreement to Purchase. The Seller, in exchange for the payment of the applicable Purchase Price by the Purchaser on each related Closing Date, hereby sells, transfers, assigns, sets over and conveys to the Purchaser, without recourse, but subject to the terms of this Agreement and each related Commitment Letter, all of its rights, title and interest in and to the Mortgage Loans in the related Mortgage Loan Package identified on Exhibit A to each related Assignment and Conveyance Agreement as being sold by it.

            With respect to each Mortgage Loan purchased, the Purchaser shall own and be entitled to receive for the related Mortgagor: (1) all scheduled principal due after the related Cut-off Date, (2) all other recoveries of late charges, assumption fees, Prepayment Penalties or other charges collected after the related Cut-off Date and all other recoveries of principal collected after the related Cut-off Date (provided, however, that all scheduled payments of principal due on or before the related Cut-off Date and collected by the Seller after the related Cut-Off Date shall belong to the Seller), and (3) all scheduled payments of interest on the Mortgage Loans at the Mortgage Interest Rate after the related Cut-off Date. The Stated Principal Balance of each Mortgage Loan as of the related Cut-off Date is determined after application of payments of principal due on or before the related Cut-off Date whether or not collected. All scheduled payments of principal and interest prepaid for a Due Date after the related Cut-off Date shall not be applied to the principal balance as of the related Cut-off Date and such prepaid amounts shall belong to the Purchaser. The Seller shall deposit any such prepaid amounts into the Custodial Account, which account is established for the benefit of the Purchaser, for remittance by the Seller to the Purchaser on the first related Distribution Date. All payments of principal and interest, less the applicable Servicing Fee, due on a Due Date following the related Cut-off Date shall belong to the Purchaser.

            SECTION 3. Mortgage Loan Schedules. The Seller shall deliver the Mortgage Loan Schedule for a Mortgage Loan Package to be purchased on a particular Closing Date to the Purchaser at least three (3) Business Days prior to the related Closing Date.

            SECTION 4. Purchase Price. The Purchase Price for each Mortgage Loan listed on the related Mortgage Loan Schedule shall be as stated in the related Commitment Letter (subject to adjustment as provided therein), which shall equal the Purchase Price Percentage multiplied by its Stated Principal Balance as of the related Cut-off Date. If so provided in the related Commitment Letter, portions of the Mortgage Loans shall be priced separately.

            In addition to the Purchase Price as described above, the Initial Purchaser shall pay to the Seller, at closing, accrued interest on the Stated Principal Balance of each Mortgage Loan as of the related Cut-off Date at its Net Mortgage Rate from the related Cut-off Date through the day prior to the related Closing Date, both inclusive.

            It is intended that the conveyance pursuant to this Agreement of the Seller's right, title and interest in and to the Mortgage Loans shall constitute and shall be construed as a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be or to be made as security for a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the Seller hereby grants to the Purchaser a first priority security interest in all of the Seller's right, title and interest in, to and under the related Mortgage Loans, the Custodial Account and the proceeds of any and all of the foregoing, whether now owned or hereafter acquired, free and clear of adverse claims; and (3) the related Commitment Letter and this Agreement shall constitute a security agreement under applicable law and the Custodian shall be deemed to be an independent custodian for purposes of perfection of the security interest granted to the Purchaser or its assignee, as the case may be, and the Purchaser or its assignee, as the case may be, shall have all of the rights of a secured party under applicable law.

            The Seller shall be responsible for maintaining, and shall maintain until the related Transfer Date for the related Mortgage Loan, a complete set of books and records for such Mortgage Loan, which shall be marked clearly to reflect the ownership of such Mortgage Loan by the Purchaser. In particular, the Seller shall maintain in its possession, available for inspection by the Purchaser, and shall deliver to the Purchaser upon reasonable notice, evidence of compliance with all applicable federal, state and local laws, rules and regulations.

            SECTION 5. Examination of Mortgage Files. In addition to the rights granted to the Initial Purchaser under the related Commitment Letter to underwrite the Mortgage Loans and review the Mortgage Files prior to the Closing Date, the Seller shall, prior to the related Closing Date (a) deliver to the Custodian in escrow, for examination with respect to each Mortgage Loan to be purchased on such Closing Date, the related Mortgage File, including the Assignment of Mortgage, pertaining to each Mortgage Loan, or (b) make the related Mortgage File available to the Initial Purchaser for examination at the Seller's offices or such other location as shall otherwise be agreed upon by the Initial Purchaser and the Seller. Such examination may be made by the Initial Purchaser or its designee at any reasonable time before or after the related Closing Date. If the Initial Purchaser makes such examination prior to the related Closing Date and identifies any Mortgage Loans that do not conform to the terms of the related Commitment Letter or the Initial Purchaser's underwriting standards, such Mortgage Loans may, at the Initial Purchaser's option, be rejected for purchase by the Initial Purchaser. If not purchased by the Initial Purchaser, such Mortgage Loans shall be deleted from the related Mortgage Loan Schedule. The Initial Purchaser may, at its option and without notice to the Seller, purchase all or part of any Mortgage Loan Package without conducting any partial or complete examination. The fact that the Initial Purchaser has conducted or has determined not to conduct any partial or complete examination of the Mortgage Files shall not affect the Initial Purchaser's (or any of its successor's) rights to demand repurchase or other relief or remedy provided for in this Agreement.

            SECTION 6. Conveyance from Seller to Initial Purchaser.

            6.01 Conveyance of Mortgage Loans. The Seller, simultaneously with the payment of the Purchase Price, shall execute and deliver to the Initial Purchaser an Assignment and Conveyance with respect to the related Mortgage Loan Package in the form attached hereto as Exhibit 4. The Servicing File retained by the Seller with respect to each Mortgage Loan pursuant to this Agreement shall be appropriately identified in the Seller's computer system to reflect clearly the sale of such related Mortgage Loan to the Purchaser. The Seller shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement, except when such release is required in connection with a repurchase of any such Mortgage Loan pursuant to Subsection
7.03 or 7.04.

            In addition, in connection with the assignment of any MERS Mortgage Loans, the Seller agrees that on or prior to the related Closing Date it will cause, at its own expense, the MERS System to indicate that such Mortgage Loans have been assigned by the Seller to the Purchaser in accordance with this Agreement by including in such computer files the information required by the MERS System to identify the Purchaser as the owner of such Mortgage Loans.

            Notwithstanding anything herein to the contrary, each of the parties hereto hereby agrees that any conveyance of Mortgage Loans, on any date, sold by the Seller and acquired by the Initial Purchaser hereunder, may, at the discretion of the Initial Purchaser, be acquired by the Initial Purchaser directly and/or through one or more trusts or trustees established by the Initial Purchaser for the purpose of holding legal or beneficial title in such Mortgage Loans on behalf of the Initial Purchaser or its assigns. Any such trust or trustee for the Initial Purchaser, if applicable, shall be listed as the purchaser on the related Assignment and Conveyance in respect of the legal and/or beneficial interest in the related Mortgage Loans being so acquired by such trust or trustee on behalf of the Initial Purchaser at such time; provided, however, that, notwithstanding the use of any such trust or trustee by the Initial Purchaser, the Seller shall continue to look to and deal solely and directly with the Initial Purchaser with respect to all rights and/or performance obligations of such Initial Purchaser hereunder.

            6.02 Books and Records. Record title to each Mortgage and the related Mortgage Note as of the related Closing Date shall be in the name of the Seller, the Purchaser or one or more designees of the Purchaser, as the Purchaser shall designate. Notwithstanding the foregoing, beneficial ownership of each Mortgage and the related Mortgage Note shall be vested solely in the Purchaser or the appropriate designee of the Purchaser, as the case may be. All rights arising out of the Mortgage Loans including, but not limited to, all funds received by the Seller after the related Cut-off Date on or in connection with a Mortgage Loan as provided in Section 4 shall be vested in the Purchaser or one or more designees of the Purchaser; provided, however, that all such funds received on or in connection with a Mortgage Loan as provided in Section 4 shall be received and held by the Seller in trust for the benefit of the Purchaser or the assignee of the Purchaser, as the case may be, as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

            It is the express intention of the parties that the transactions contemplated by this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller and not a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. Consequently, the sale of each Mortgage Loan shall be reflected as a sale on the Seller's business records, tax returns and financial statements. 6.03 Delivery of Mortgage Loan Documents. At least five (5) Business Days prior to each Closing Date, the Seller shall deliver and release to the Custodian those Mortgage Loan Documents as required by the Custodial Agreement with respect to each Mortgage Loan to be purchased and sold on the related Closing Date and set forth on the related Mortgage Loan Schedule delivered with such Mortgage Loan Documents.

            The Custodian shall certify its receipt of all such Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement for the related Closing Date, as evidenced by the Initial Certification of the custodian in the form annexed to the Custodial Agreement. The Seller shall be responsible for complying with any delegated duties under the Custodial Agreement during the Interim Servicing Period. The fees and expenses of the Custodian shall be paid by the Purchaser and the Seller as set forth in the related Commitment Letter. The Seller shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within two (2) weeks of their execution, provided, however, that the Seller shall provide the Custodian with a certified true copy of any such document submitted for recordation within two weeks of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within ninety days of its submission for recordation.

            In the event any document required to be delivered to the Custodian in the Custodial Agreement, including an original or copy of any document submitted for recordation to the appropriate public recording office, is not so delivered to the Custodian, or to such other Person as the Purchaser shall designate in writing, within ninety (90) days following the related Closing Date (other than with respect to the Assignments of Mortgage which shall be delivered to the Custodian in blank and recorded subsequently by the Purchaser or its designee), and in the event that the Seller does not cure such failure within thirty (30) days of discovery or receipt of written notification of such failure from the Purchaser, the related Mortgage Loan shall, upon the request of the Purchaser, be repurchased by the Seller at the price and in the manner specified in Subsection 7.3. The foregoing repurchase obligation shall not apply in the event that the Seller cannot deliver an original document submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction; provided that the Seller shall instead deliver a recording receipt of such recording office or, if such recording receipt is not available, an officer's certificate of a servicing officer of the Seller, confirming that such documents have been accepted for recording; provided that, upon request of the Purchaser and delivery by the Purchaser to the Seller of a schedule of the related Mortgage Loans, the Seller shall reissue and deliver to the Purchaser or its designee said officer's certificate. In addition to its repurchase obligations set forth above in this paragraph, the Seller shall exert customary and diligent efforts to cause the delivery to the Custodian of the documents required to be delivered under the preceding paragraphs. Each document required to be delivered under this Agreement shall be delivered by the Seller within three hundred and sixty (360) days of the related Closing Date.

            The Seller shall pay all initial recording fees, if any, for the Assignments of Mortgage and any other fees or costs in transferring all original documents to the Custodian or, upon written request of the Purchaser, to the Purchaser or the Purchaser's designee. The Purchaser or the Purchaser's designee shall be responsible for recording the Assignments of Mortgage and shall be reimbursed by the Seller for the costs associated therewith pursuant to the preceding sentence.

            6.04 [Reserved].

            SECTION 7. Representations Warranties and Covenants of the Seller:
Remedies for Breach.

            7.01 Representations and Warranties Respecting the Seller. The Seller represents, warrants and covenants to the Purchaser as of the Initial Closing Date and each subsequent Closing Date or as of such date specifically provided herein or in the applicable Assignment and Conveyance:

            (a) The Seller is duly organized, validly existing and in good standing under the laws of the State of California, and has all licenses necessary to carry on its business as now being conducted. It is licensed in (or otherwise exempt from licensing), qualified to transact business in and is in good standing under the laws of the state in which any Mortgaged Property is located and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loan in accordance with the terms of this Agreement. No licenses or approvals obtained by the Seller have been suspended or revoked by any court, administrative agency, arbitrator or governmental body and no proceedings are pending which might result in such suspension or revocation;

            (b) The Seller has the full power and authority and legal right to hold each Mortgage Loan, to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

            (c) The execution and delivery of this Agreement by the Seller and the performance of and compliance with the terms of this Agreement will not violate the Seller's articles of incorporation and by-laws or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or its assets;

            (d) The Seller is not in violation of this Agreement, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder or result in the creation or imposition of any lien, charge or encumbrance that would have an adverse effect upon any of its properties pursuant to the terms of any mortgage, contract, deed of trust or other instrument, or impair the ability of the Purchaser to realize on the Mortgage Loans, impair the value of the Mortgage Loans, or impair the ability of the Purchaser to realize the full amount of any insurance benefits accruing pursuant to this Agreement;

            (e) The Seller is a HUD approved mortgagee pursuant to Section 203 of the National Housing Act. No event has occurred, including but not limited to a change in insurance coverage, which would make the Seller unable to comply with HUD eligibility requirements or which would require notification to HUD.

            (f) The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

            (g) The Mortgage Loan Documents and any other documents required to be delivered with respect to each Mortgage Loan pursuant to this Agreement have been delivered to the Custodian all in compliance with the specific requirements of Subsection 8(c) hereof. With respect to each Mortgage Loan, the Seller is in possession of a complete Mortgage File in compliance with Exhibit 6, except for such documents as have been delivered to the Custodian;

            (h) Immediately prior to the payment of the Purchase Price for each Mortgage Loan, the Seller was the owner of record of the related Mortgage and the indebtedness evidenced by the related Mortgage Note and upon the payment of the Purchase Price by the Purchaser, in the event that the Seller retains record title, the Seller shall retain such record title to each Mortgage, each related Mortgage Note and the related Mortgage Files with respect thereto in trust for the Purchaser as the owner thereof and only for the purpose of servicing and supervising the servicing of each Mortgage Loan;

            (i) There are no actions, suit or proceedings against, or investigations of, pending or, to the best of the Seller's knowledge, threatened, the Seller before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that would be likely to prohibit or materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement;

            (j) No consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date;

            (k) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions;

            (l) Neither this Agreement nor any written statement, report, tape, diskette, form or other document furnished or to be furnished by the Seller (including the information delivered by the Seller to the Purchaser with respect to the Seller's loan loss, foreclosure and delinquency experience on mortgage loans underwritten to the same standards as the Mortgage Loans and covering mortgaged properties similar to the Mortgaged Properties) pursuant to this Agreement or in connection with the transactions contemplated hereby (including any Securitization Transaction or Whole Loan Transfer) contains any untrue statement of material fact;

            (m) The transfer of the Mortgage Loans shall be treated as a sale on the books and records of the Seller, and the Seller has determined that, and will treat, the disposition of the Mortgage Loans pursuant to this Agreement for tax and accounting purposes as a sale. The Seller shall maintain a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Purchaser;

            (n) The consideration received by the Seller upon the sale of the Mortgage Loans constitutes fair consideration and reasonably equivalent value for such Mortgage Loans;

            (o) The Seller is solvent and will not be rendered insolvent by the consummation of the transactions contemplated hereby. The Seller is not transferring any Mortgage Loan with any intent to hinder, delay or defraud any of its creditors;

            (p) The Mortgage Loans were selected from among the outstanding one- to four-family mortgage loans in the Seller's portfolio at the related Closing Date that meet the requirements of the related Commitment Letter and as to which the related representations and warranties set forth in Subsection 7.2 could be made and such selection was not made in a manner so as to affect adversely the interests of the Purchaser;

            (q) The characteristics of the related Mortgage Loan Package are as set forth on the description of the pool characteristics for the applicable Mortgage Loan Package delivered pursuant to Section 9 on the related Closing Date in the form attached as Schedule 2 to each related Assignment and Conveyance Agreement;

            (r) The Seller has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;

            (s) The Seller is duly qualified, licensed, registered and otherwise authorized under all applicable federal, state and local laws, and regulations, if applicable, meets the minimum capital requirements set forth by the FDIC and is in good standing to enforce, originate, sell mortgage loans to, and service mortgage loans in each jurisdiction wherein the Mortgaged Properties are located;

            (t) [Reserved];

            (u) The Seller's decision to originate any mortgage loan or to deny any mortgage loan application is an independent decision based upon Seller's Underwriting Guidelines, and is in no way made as a result of Purchaser's decision to purchase, or not to purchase, or the price Purchaser may offer to pay for, any such mortgage loan, if originated;

            (v) The Seller has complied with all applicable anti-money laundering laws and regulations, including, without limitation, the USA Patriot Act of 2001 (collectively, the "Anti-Money Laundering Laws"), and the Seller has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for the purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws. No Mortgage Loan is subject to nullification pursuant to Executive Order 13224 (the "Executive Order") or the regulations promulgated by the Office of Foreign Assets Control of the United States Department of the Treasury (the "OFAC Regulations") or in violation of the Executive Order or the OFAC Regulations, and no Mortgagor is subject to the provisions of such Executive Order or the OFAC Regulations nor listed as a "Specifically Designated National and Blocked Person" for purposes of the OFAC Regulations;

            (w) The Underwriting Guidelines delivered to the Purchaser are true, correct and complete; and

            (x) The Seller is in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

            7.02 Representations and Warranties Regarding Individual Mortgage Loans. The Seller, with respect to Mortgage Loans sold by it to the Purchaser pursuant to the terms of this Agreement and the related Commitment Letter, hereby represents and warrants to the Purchaser that, as to each Mortgage Loan, as of the related Closing Date:

            (a) The information set forth in the related Mortgage Loan Schedule and the Mortgage Loan Data Tape delivered to the Purchaser is complete, true and correct as of the Cut-off Date, unless another date is set forth in the Mortgage Loan Schedule;

            (b) The Mortgage Loan is in compliance with all requirements set forth in the related Commitment Letter, and the characteristics of the related Mortgage Loan Package as set forth in the related Commitment Letter are true and correct;

            (c) Unless otherwise set forth in the related Commitment Letter, all payments required to be made up to the close of business on the Closing Date for such Mortgage Loan under the terms of the Mortgage Note have been made; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage; and no monthly payment under the Mortgage Loan has been more than one (1) calendar month delinquent more than one time since origination;

            (d) There are no delinquent taxes, ground rents, water and municipal charges, sewer rents, assessments, fire and hazard insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

            (e) The Mortgaged Property is located in the state identified in the related Mortgage Loan Schedule and is improved by a Residential Dwelling;

            (f) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Custodian; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the related Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Custodian and the terms of which are reflected in the related Mortgage Loan Schedule;

            (g) With respect to each Mortgage Loan, the Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and/or the Mortgage, or the exercise of any right thereunder, render the Mortgage or the Mortgage Note unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto and, immediately after giving effect to the closing of the Mortgage Loan, no Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding;

            (h) With respect to each Mortgage Loan, all buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent lenders in the secondary mortgage market against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of prudent lenders in the secondary mortgage market. All such insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy is generally accepted in the secondary mortgage market. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Seller upon the consummation of the transactions contemplated by this Agreement. The Seller has not engaged in, and has no knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either;

            (i) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing or disclosure laws and all predatory and abusive lending laws applicable to the origination and servicing of the Mortgage Loans have been complied with and the consummation of the transactions contemplated hereby will not involve the violation of any such laws, and the Seller shall maintain in its possession, available for the inspection of the Purchaser or its designee, and shall deliver to the Purchaser or its designee, as soon as practicable, but no more than five days after request, evidence of compliance with such requirements;

            (j) The Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release. Except as otherwise disclosed in the Mortgage Loan Schedule, the Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

            (k) With respect to each Mortgage Loan, the related Mortgage is properly recorded and is a valid, existing and enforceable (A) First Lien and first priority security interest with respect to each Mortgage Loan which is indicated by the Seller to be a First Lien (as reflected on the Mortgage Loan Schedule), or (B) Second Lien and second priority security interest with respect to each Mortgage Loan which is indicated by the Seller to be a Second Lien (as reflected on the Mortgage Loan Schedule), in either case, on the Mortgaged Property, including all improvements on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made any time with respect to the foregoing. The lien of the Mortgage is subject only to (i) the lien of current real property taxes and assessments not yet due and payable, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property and (iv) with respect to each Mortgage Loan which is indicated by the Seller to be a Second Lien Mortgage Loan (as reflected on the Mortgage Loan Schedule) a First Lien on the Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable
(A) First Lien and first priority security interest with respect to each Mortgage Loan which is indicated by the Seller to be a First Lien (as reflected on the Mortgage Loan Schedule) or (B) Second Lien and second priority security interest with respect to each Mortgage Loan which is indicated by the Seller to be a Second Lien Mortgage Loan (as reflected on the Mortgage Loan Schedule), in either case, on the property described therein and the Seller has full right to sell and assign the same to the Purchaser. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage, other than with respect to any Mortgage Loan for which the CLTV on the Mortgage Loan Schedule reflects the existence of a subordinate lien;

            (l) The Mortgage Note and the related Mortgage and are genuine and each is the legal, valid and binding obligation of the Mortgagor and enforceable by the Purchaser against such Mortgagor in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally;

            (m) All parties to the Mortgage Note, the Mortgage and any other related agreement had legal capacity to enter into the Mortgage Loan, to execute and deliver the Mortgage Note, the Mortgage and any other related agreement and to pledge, grant or convey the interest therein purported to be conveyed, and the Mortgage Note, the Mortgage and any other related agreement have been duly and properly executed by such parties;

            (n) The Mortgagor is a natural person;

            (o) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

            (p) The Seller is the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage, and at the time of sale of the Mortgage Loan, has full right and authority under all governmental and regulatory bodies having jurisdiction over the Seller, subject to no interest or participation of, or agreement with, any party, to transfer and sell the Mortgage Loan to the Purchaser pursuant to this Agreement free and clear of any encumbrance or right of others, equity, lien, pledge, charge, mortgage, claim, participation interest or security interest of any nature (collectively, a "Lien"); and immediately upon the transfers and assignments herein contemplated, the Seller shall have transferred and sold all of its right, title and interest in and to each Mortgage Loan and the Purchaser will hold good, marketable and indefeasible title to, and be the owner of, each Mortgage Loan subject to no Lien;

            (q) At the time of origination of the Mortgage Loan, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledged or otherwise, were in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located or were not required to be licensed in such state;

            (r) The Mortgage Loan is covered by an American Land Title Association ("ALTA") lender's title insurance policy (which, in the case of an Adjustable Rate Mortgage Loan has an adjustable rate mortgage endorsement in the form of ALTA 6.0 or 6.1) generally acceptable in the secondary mortgage market, issued by a title insurer acceptable to prudent lenders in the secondary mortgage market and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (k)(i)-(iii) with respect to each First Lien Mortgage Loan and subject to the exceptions contained in (k)(i)-(iv) with respect to each Second Lien Mortgage
Loan) the Seller, its successors and assigns as to the first priority lien or the second priority lien, as applicable, of the Mortgage in the original principal amount of the Mortgage Loan and, with respect to any Adjustable Rate Mortgage Loan, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment. Additionally, such lender's title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy which have not been resolved favorably with respect to the Seller, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

            (s) Other than payment delinquencies of one calendar month or less, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration. With respect to each Mortgage Loan which is indicated by the Seller to be a Second Lien Mortgage Loan (as reflected on the Mortgage Loan Schedule) (i) the First Lien is in full force and effect, (ii) other than payment delinquencies of one calendar month or less, there is no default, breach, violation or event of acceleration existing under such First Lien mortgage or the related mortgage note, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, and either (A) the First Lien mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the Second Lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the First Lien mortgage;

            (t) Except as insured against by the related title insurance policy, as of the origination of the Mortgage Loan, there are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

            (u) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

            (v) The Mortgage Loan was originated by the Seller, a broker or correspondent lender of the Seller licensed in accordance with all applicable laws, rules and regulations of their applicable state licensing agency or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD;

            (w) Except with respect to Interest Only Loans, principal payments on the Mortgage Loan shall commence (with respect to any newly originated Mortgage Loans) or commenced no more than sixty-two days after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loan bears interest at the Mortgage Interest Rate as set forth in the related Mortgage Note. With respect to each Mortgage Loan, the Mortgage Note is payable on the first day of each month in Monthly Payments, which, other than a Balloon Loan (A) in the case of a Fixed Rate Mortgage Loan, are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate and (B) in the case of an Adjustable Rate Mortgage Loan, are changed on each Adjustment Date, and in any case, are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. With respect to a Balloon Loan, the Monthly Payments are based on the amortization schedule set forth in the related Mortgage Note, with a final monthly payment substantially greater than the preceding monthly payment and which is sufficient to amortize the remaining principal balance of the Balloon Loan and to pay interest at the related Mortgage Interest Rate. The Index for each Adjustable Rate Mortgage Loan is as defined in the related Mortgage Loan Schedule. With respect to each Mortgage Loan identified on the Mortgage Loan Schedule as an interest-only Mortgage Loan, the interest-only period shall not exceed the period specified on the Mortgage Loan Schedule and following the expiration of such interest-only period, the remaining Monthly Payments shall be sufficient to fully amortize the original principal balance over the remaining term of the Mortgage Loan, except if such Mortgage Loan is a Balloon Loan. The Mortgage Loan Schedule shall set forth all Balloon Loans. The Mortgage Note does not permit negative amortization. No Mortgage Loan is a Convertible Mortgage Loan;

            (x) The origination and collection practices used by the Seller with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry. The Mortgage Loan has been serviced by the Seller in accordance with the terms of the Mortgage Note. With respect to escrow deposits and Escrow Payments (other than with respect to each Mortgage Loan which is indicated by the Seller to be a Second Lien Mortgage Loan and for which the mortgagee under the First Lien is collecting Escrow Payments (as reflected on the Mortgage Loan Schedule)), if any, all such payments are in the possession of, or under the control of, the Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note and no such escrow deposits or Escrow Payments are being held by the Seller for any work on a Mortgaged Property which has not been completed;

            (y) The Mortgaged Property is free of material damage and waste and to the best knowledge of the Seller, there is no proceeding pending or to the best of the Seller's knowledge threatened for the total or partial condemnation thereof nor is such a proceeding currently occurring;

            (z) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers' Civil Relief Act;

            (aa) The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines of the Seller in effect at the time the Mortgage Loan was originated, and the Mortgage Note and Mortgage are on forms acceptable to prudent lenders in the secondary mortgage market;

            (bb) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (k) above;

            (cc) The Mortgage File contains an appraisal of the related Mortgaged Property which (A) conformed to the standards of prudent lenders in the secondary mortgage market, (B) was conducted generally in accordance with the Underwriting Guidelines and included an assessment of the fair market value of the related Mortgaged Property at the time of such appraisal, and (C) was made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of prudent lenders in the secondary mortgage market. Each appraisal of the Mortgage Loan was made in accordance with the relevant provisions of the FIRREA;

            (dd) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

            (ee) No Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

            (ff) The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of fixed rate mortgage loans in the case of Fixed Rate Mortgage Loans, and adjustable rate mortgage loans in the case of Adjustable Rate Mortgage Loans and rescission materials with respect to Refinanced Mortgage Loans, and such statement is and will remain in the Mortgage File;

            (gg) No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;

            (hh) Taking into account the credit standing of the related Mortgagor and the Underwriting Guidelines, the Seller has no knowledge of any circumstances or condition with respect to the Mortgaged Property, the Mortgagor, or the Mortgage that can reasonably be expected to cause the Mortgage Loan to become delinquent or adversely affect the value of the Mortgage Loan as compared to other mortgage loans in the Seller's portfolio meeting the requirements of the Agreement and the related Commitment Letter or to cause any Mortgage Loan to prepay during any period materially faster or slower than similar mortgage loans held by the Seller;

            (ii) No Mortgage Loan had an LTV or CLTV at origination in excess of 100%;

            (jj) As of the date of origination, the Mortgaged Property is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. No improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation;

            (kk) There was no fraud or misrepresentation involved in the origination of the Mortgage Loan by the Seller, the Mortgagor or any appraiser involved in the origination of the Mortgage Loan. The documents, instruments and agreements submitted for loan underwriting were not falsified. The Seller has reviewed all of the documents constituting the Servicing File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein and neither the Seller nor any Affiliate has made any representations to a Mortgagor that are inconsistent with the mortgage instruments used;

            (ll) With respect to any Mortgage Loan that is not a MERS Mortgage Loan, each original Mortgage was recorded and all subsequent assignments of the original Mortgage (other than the assignment to the Purchaser) have been recorded, or are in the process of being recorded, in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller. As to any Mortgage Loan which is not a MERS Mortgage Loan, the Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

            (mm) Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having (A) First Lien priority with respect to each Mortgage Loan which is indicated by the Seller to be a First Lien Mortgage Loan (as reflected on the Mortgage Loan Schedule), or (B) Second Lien priority with respect to each Mortgage Loan which is indicated by the Seller to be a Second Lien Mortgage Loan (as reflected on the Mortgage Loan Schedule), in either case, by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to prudent lenders in the secondary mortgage market. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

            (nn) If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the eligibility requirements of the Underwriting Guidelines;

            (oo) Each Mortgage Loan originated in the state of Texas pursuant to
Article XVI, Section 50(a)(6) of the Texas Constitution (a "Texas Refinance Loan") has been originated in compliance with the provisions of Article XVI,
Section 50(a)(6) of the Texas Constitution, Texas Civil Statutes and the Texas Finance Code. With respect to each Texas Refinance Loan that is a Cash-Out Refinancing, the related Mortgage Loan Documents state that the Mortgagor may prepay such Texas Refinance Loan in whole or in part without incurring a Prepayment Charge. The Seller does not collect any such Prepayment Charges in connection with any such Texas Refinance Loan;

            (pp) The source of the down payment with respect to each Mortgage Loan has been verified by the Seller pursuant to the Underwriting Guidelines;

            (qq) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

            (rr) The Mortgaged Property is in material compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller nor, to the Seller's knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law;

            (ss) The Seller shall, at its own expense, cause each First Lien Mortgage Loan to be covered by a "life of loan" Tax Service Contract which is assignable to the Purchaser or its designee at no cost to the Purchaser or its designee; provided however, that if the Seller fails to purchase such Tax Service Contract, the Seller shall be required to reimburse the Purchaser for all costs and expenses incurred by the Purchaser in connection with the purchase of any such Tax Service Contract;

            (tt) The Seller has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories) on a monthly basis;

            (uu) No Mortgage Loan is (a) subject to the provisions of the Homeownership and Equity Protection Act of 1994 as amended ("HOEPA"), (b) a "high cost home", "covered" (excluding home loans defined as "covered home loans" pursuant to clause (1) of the definition of that term in the New Jersey Home Ownership Security Act), "high risk home", "threshold" or "predatory" loan under any other applicable state, federal, or local law, including any predatory or abusive lending laws, or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees or (c) a High Cost Loan or Covered Home Loan, as applicable (as such terms are defined in the Standard and Poor's LEVELS(R) Glossary Revised, Appendix E);

            (vv) No predatory, abusive, or deceptive lending practices, including but not limited to, the extension of credit to a mortgagor without regard for the mortgagor's ability to repay the Mortgage Loan and the extension of credit to a mortgagor which has no apparent benefit to the mortgagor, were employed in connection with the origination of the Mortgage Loan;

            (ww) The debt-to-income ratio of the related Mortgagor was not greater than 60% at the origination of the related Mortgage Loan, unless otherwise set forth in the Commitment Letter;

            (xx) No Mortgagor was required to purchase any credit life, disability, accident or health insurance product or debt cancellation agreement as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single premium credit life, disability, unemployment, property, accident or health insurance policy in connection with the origination of the Mortgage Loan. No proceeds from any Mortgage Loan were used to finance or purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan;

            (yy) The Mortgage Loans were not selected from the Seller's portfolio at the related Closing Date as to which the representations and warranties set forth in this Agreement and as to which the bid stipulations in the Commitment Letter could be made in a manner so as to affect adversely the interests of the Purchaser;

            (zz) Unless otherwise disclosed to the Purchaser, the Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;

            (aaa) The Mortgage Loan complies with all applicable consumer credit statutes and regulations, including, without limitation, the respective Uniform Consumer Credit Code laws in effect in Colorado, Idaho, Indiana, Iowa, Kansas, Maine, Oklahoma, South Carolina, Utah and Wyoming, has been originated by a properly licensed entity, and in all other respects, complies with all of the material requirements of any such applicable laws;

            (bbb) The Prepayment Charge information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects and each Prepayment Charge is permissible, enforceable and collectable under applicable federal and state law;

            (ccc) The Mortgage Loan was not prepaid in full prior to the Closing Date and the Seller has not received notification from a Mortgagor that a prepayment in full shall be made after the Closing Date;

            (ddd) No Mortgage Loan is secured by commercial property or mixed use property unless such mixed use property is subject to de minimis commercial use and such commercial use was not taken into account in valuing the related Mortgaged Property;

            (eee) As of the Closing Date, each Mortgage Loan is eligible for sale in the secondary mortgage market or for inclusion in a Securitization Transaction without unreasonable credit enhancement;

            (fff) With respect to any Mortgage Loan that contains a provision permitting imposition of a Prepayment Charge: (i) prior to the Mortgage Loan's origination, the Mortgagor agreed to such Prepayment Charge in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to the Mortgage Loan's origination, the Mortgagor was offered the option of obtaining a mortgage loan that did not require payment of such a premium,
(iii) the Prepayment Charge is disclosed to the Mortgagor in the Mortgage Loan documents pursuant to applicable state and federal law, (iv) for Mortgage Loans originated on or after October 1, 2002, the duration of the prepayment penalty period shall not exceed three (3) years from the date of the Mortgage Note, unless the Mortgage Loan was modified to reduce the prepayment period to no more than three years from the date of the Mortgage Note and the Mortgagor was notified in writing of such reduction in prepayment period, (v) for Mortgage Loans originated prior to October 1, 2002, the duration of the prepayment penalty period shall not exceed five (5) years from the date of the Mortgage Note, and (vi) notwithstanding any state or federal law to the contrary, the Seller shall not impose such Prepayment Charge in any instance when the Mortgage debt is accelerated as the result of the Mortgagor's default in making the Mortgage Loan payments;

            (ggg) The Seller has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the "Anti-Money Laundering Laws"); the Seller has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws. No Mortgage Loan is subject to nullification pursuant to Executive Order 13224 (the "Executive Order") or the regulations promulgated by the Office of Foreign Assets Control of the United States Department of the Treasury (the "OFAC Regulations") or in violation of the Executive Order or the OFAC Regulations, and no Mortgagor is subject to the provisions of such Executive Order or the OFAC Regulations nor listed as a "blocked person" for purposes of the OFAC Regulations;

            (hhh) With respect to each Mortgage Loan that is secured in whole or in part by the interest of the Mortgagor as a lessee under a ground lease of the related Mortgaged Property and not by a fee interest in such Mortgaged Property:

            (i) The Mortgagor is the owner of a valid and subsisting interest as tenant under the ground lease;

            (ii) The ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise;

            (iii) The Mortgagor is not in default under any of the terms thereof and there are no circumstances which, with the passage of time or the giving of notice or both, would constitute an event of default thereunder;

            (iv) The lessor under the ground lease is not in default under any of the terms or provisions thereof on the part of the lessor to be observed or performed;

            (v) The term of the ground lease exceeds the maturity date of the related Mortgage Loan by at least ten years;

            (vi) The ground lease or a memorandum thereof has been recorded and by its terms permits the leasehold estate to be mortgaged. The ground lease grants any leasehold mortgagee standard protection necessary to protect the security of a leasehold mortgagee;

            (vii) The ground lease does not contain any default provisions that could give rise to forfeiture or termination of the ground lease except for the non-payment of the ground lease rents;

            (viii) The execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, the ground lease ground lease; and

            (ix) The ground lease provides that the leasehold can be transferred, mortgaged and sublet an unlimited number of times either without restriction or on payment of a reasonable fee and delivery of reasonable documentation to the lessor.

            (x) No Mortgage Loan is secured by real property located in the state of Georgia unless (x) such Mortgage Loan was originated (or modified) prior to October 1, 2002 or after March 6, 2003, or, (y) the property securing the Mortgage Loan is not, nor will be, occupied by the Mortgagor as the Mortgagor's principal dwelling. No Mortgage Loan is a "High Cost Home Loan" as defined in the Georgia Fair Lending Act, as amended (the "Georgia Act"). Each Mortgage Loan that is a "Home Loan" under the Georgia Act complies with all applicable provisions of the Georgia Act.

            (iii) Each Mortgagor was assigned the highest credit grade available with respect to a Mortgage Loan product offered by the originator of such Mortgage Loan taking into account the credit history, debt-to-income ratio and loan requirements for such Mortgagor;

            (jjj) The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective mathematical principles which relate the Mortgagor's income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the Mortgagor's equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination (application/approval) the Mortgagor had a reasonable ability to make timely payments on the Mortgage Loan;

            (kkk) All points and fees related to each Mortgage Loan were disclosed in writing to the related Mortgagor in accordance with applicable state and federal law and regulation. All points and fees related to each Mortgage Loan are listed on the Mortgage Loan Schedule and are complete, true and correct;

            (lll) With respect to each MERS Mortgage Loan, a MIN has been assigned by MERS and such MIN is accurately provided on the related Mortgage Loan Schedule. The related assignment of Mortgage to MERS has been duly and properly recorded;

            (mmm) With respect to each MERS Mortgage Loan, the Seller has not received any notice of liens or legal actions with respect to such Mortgage Loan and no such notices have been electronically posted by MERS;

            (nnn) No Mortgage Loan is a "High-Cost" loan as defined under the New York Banking Law Section 6-1, as amended effective as of April 1, 2003;

            (ooo) No Mortgage Loan is a "High Cost Home Loan" as defined in the Arkansas Home Loan Protection Act effective July 16, 2003, as amended (Act 1340 or 2003);

            (ppp) No Mortgage Loan is a "High Cost Home Loan" as defined in the Kentucky high-cost loan statute effective June 24, 2003, as amended (Ky. Rev. Stat. Section 360.100);

            (qqq) No Mortgage Loan secured by property located in the State of Nevada is a "home loan" as defined in the Nevada Assembly Bill No. 284, as amended;

            (rrr) No Mortgage Loan is a "high cost home," "covered" (excluding home loans defined as "covered home loans" in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7,
2004), "high risk home" or "predatory" loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);

            (sss) Each Mortgage Loan constitutes a "qualified mortgage" under
Section 860G(a)(3)(A) of the Code and Treasury Regulation Section
1.860G-2(a)(1);

            (ttt) No Mortgage Loan is a subsection 10 mortgage under the Oklahoma Home Ownership and Equity protection Act, as amended;

            (uuu) No Mortgage Loan is a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, as amended (N.M. Stat. Ann. ss.ss. 58-21A-1 et seq.);

            (vvv) No Mortgage Loan is a "High-Risk Home Loan" as defined in the Illinois High-Risk Home Loan Act effective January 1, 2004, as amended (815 Ill. Comp. Stat. 137/1 et seq.);

            (www) No Mortgage Loan that is secured by property located within the State of Maine meets the definition of a (i) "high-rate, high-fee" mortgage loan under Article VIII, Title 9-A of the Maine Consumer Credit Code or (ii) "High-Cost Home Loan" as defined under the Maine House Bill 383 L.D. 494, as amended effective as of September 13, 2003;

            (xxx) With respect to any Mortgage Loan originated on or after August 1, 2004, (i) the Mortgage Loan is not subject to mandatory arbitration and (ii) neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction;

            (yyy) No Mortgage Loan is a "High-Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan Practices Act, effective November 7, 2004 (Mass. Ann. Laws Ch. 183C);

            (zzz) No Mortgage Loan secured by a Mortgage Property located in the State of Illinois is in violation of the provisions of the Illinois Interest Act, including Section 4.1a which provides that no such Mortgage Loan with a Mortgage Interest Rate in excess of 8.0% per annum has lender-imposed fees (or other charges) in excess of 3.0% of the original principal balance of the Mortgage Loan;

            (aaaa) No Mortgage Loan is a "High Cost Home Loan" as defined in the Indiana Home Loan Practices Act, effective January 1, 2005 (Ind. Code Ann. Sections 24-9-1 through 24-9-9);

            (bbbb) No Mortgage Loan secured by a Mortgaged Property located in Summit County, Ohio is in violation of the Summit County Anti-Predatory Lending Ordinance;

            (cccc) No Mortgage Loan secured by a Mortgaged Property located in the Commonwealth of Massachusetts for which the application was taken on or after November 7, 2004, was made to pay off or refinance an existing loan or other debt of the related borrower (as the term "borrower" is defined in the regulations promulgated by the Massachusetts Secretary of State in connection with Massachusetts House Bill 4880 (2004)) unless either (1)(a) for a closed-end first-lien Mortgage Loan, the related Mortgage Interest Rate (based on the interest rate that would be effective once any introductory rate expires, with respect to Adjustable Rate Mortgage Loans for which applications were taken on or after November 7, 2004, but before January 14, 2005) did or would not exceed by more than 2.25% (or 2.50% with respect to any Mortgage Loan for which an application was taken on or after January 14, 2005) the yield on United States Treasury securities having comparable periods of maturity to the maturity of the related Mortgage Loan as of the fifteenth day of the month immediately preceding the month in which the application for the extension of credit was received by the related lender; (b) for a closed-end subordinate-lien Mortgage Loan, the related Mortgage Interest Rate (based on the interest rate that would be effective once any introductory rate expires, with respect to Adjustable Rate Mortgage Loans for which applications were taken on or after November 7, 2004, but before January 14, 2005) did or would not exceed by more than 3.25% (or 3.50% with respect to any Mortgage Loan for which an application was taken on or after January 14, 2005) the yield on United States Treasury securities having comparable periods of maturity to the maturity of the related Mortgage Loan as of the fifteenth day of the month immediately preceding the month in which the application for the extension of credit was received by the related lender; (c) the Mortgage Loan is an "open-end home loan" (as such term is used in Massachusetts House Bill 4880 (2004)) and the related Mortgage Note provides that the related Mortgage Interest Rate may not exceed at any time the prime rate index as published in The Wall Street Journal plus a margin of one percent; or (d) the existing loan or other debt was consummated more than 60 months prior to the Mortgage Loan; or (2) such Mortgage Loan is in the "borrower's interest," as documented by a "borrower's interest worksheet" for the particular Mortgage Loan, which worksheet incorporates the factors set forth in Massachusetts House Bill 4880 (2004) and the regulations promulgated thereunder for determining "borrower's interest," and otherwise complies in all material respects with the laws of the Commonwealth of Massachusetts;

            (dddd) No Mortgage Loan has a balloon payment feature unless otherwise set forth in the Mortgage Loan Data Tape;

            (eeee) Each Mortgage Loan is covered by a "life of loan" Flood Zone Service Contract which is assignable to the Purchaser or its designee at no cost to the Purchaser or its designee or, for each Mortgage Loan not covered by such Flood Zone Service Contract, the Seller agrees to purchase such Flood Zone Service Contract;

            (ffff) With respect to each Mortgage Loan which is a Second Lien,
(i) the related first lien does not provide for negative amortization and (ii) either no consent for the Mortgage Loan is required by the holder of the first lien or such consent has been obtained and is contained in the Mortgage File;

            (gggg) [Reserved];

            (hhhh) [Reserved];

            (iiii) [Reserved];

            (jjjj) With respect to each Second Lien Mortgage Loan, the related first lien mortgage contains a provision which provides for giving notice of default or breach to the mortgagee under such Second Lien Mortgage Loan and allows such mortgagee to cure any default under the related first lien mortgage;

            (kkkk) With respect to each Second Lien Mortgage Loan, neither the Seller, nor the Servicer have received a written notice of default of any senior mortgage loan related to the Mortgaged Property;

            (llll) [Reserved];

            (mmmm) [Reserved];

            (nnnn) No Mortgage Loan is a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 (N.J.S.A. 46:10B et seq.); and

            (oooo) Each Mortgage Loan has a Credit Score of not less than 500.

            7.03 Remedies for Breach of Representations and Warranties. It is understood and agreed that the representations and warranties set forth in Subsections 7.01 and 7.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note, Assignment of Mortgage or Assignment of the Mortgage Note or the examination or lack of examination of any Mortgage File. Upon discovery by either the Seller or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser (or which materially and adversely affects the interests of the Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other.

            Within sixty (60) days of the earlier of either discovery by or notice to the Seller of any breach of a representation or warranty which materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans, the Seller shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price within five (5) Business Days following the expiration of the related cure period. In the event that a breach shall involve any representation or warranty set forth in Subsection 7.01 and such breach cannot be cured within 60 days of the earlier of either discovery by or notice to the Seller of such breach, all of the Mortgage Loans shall, at the Purchaser's option, be repurchased by the Seller at the Repurchase Price. The Seller shall, at the request of the Purchaser and assuming that the Seller has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan and substitute in its place a Qualified Substitute Mortgage Loan or Loans; provided that such substitution shall be effected not later than 120 days after notice to the Seller of such breach. If the Seller has no Qualified Substitute Mortgage Loan, the Seller shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan(s) pursuant to the foregoing provisions of this Subsection 7.03 shall occur on a date designated by the Purchaser and shall be accomplished by wire transfer of immediately available funds on the repurchase date to an account designated by the Initial Purchaser. Notwithstanding anything to the contrary contained herein, it is understood by the parties hereto that a breach of the representations and warranties made in Subsections 7.02 (tt), (uu), (xx),
(fff), (rrr), (sss) or (xxx) will be deemed to materially and adversely affect the value of the related Mortgage Loan or the interest of the Purchaser therein.

            At the time of repurchase of any deficient Mortgage Loan, the Purchaser and the Seller shall arrange for the reassignment of the repurchased Mortgage Loan to the Seller and the delivery to the Seller of any documents held by the Custodian relating to the repurchased Mortgage Loan. In the event the Repurchase Price is deposited in the Custodial Account, the Seller shall, simultaneously with such deposit, give written notice to the Purchaser that such deposit has taken place. Upon such repurchase the related Mortgage Loan Schedule shall be amended to reflect the withdrawal of the repurchased Mortgage Loan from this Agreement.

            As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, the Seller shall effect such substitution by delivering to the Purchaser for such Qualified Substitute Mortgage Loan or Loans the Mortgage Note, the Mortgage, the Assignment of Mortgage and such other documents and agreements as are required by the Custodial Agreement, with the Mortgage Note endorsed as required herein. The Seller shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution will be retained by the Seller. For the month of substitution, distributions to the Purchaser will include the Monthly Payment due on such Deleted Mortgage Loan in the month of substitution and the Seller shall thereafter be entitled to retain all amounts subsequently received by the Seller in respect of such Deleted Mortgage Loan. The Seller shall give written notice to the Purchaser that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Subsections 7.01 and 7.02.

            For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Seller will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution), and an amount equal to the sum of (x) the product of (i) the amount of such shortfall and (ii) the purchase price percentage used to calculate the Purchase Price, as stated in the related Commitment Letter and (y) accrued interest on the amount of such shortfall to the last day of the month such substitution occurs, shall be distributed by the Seller to the Purchaser during the month of substitution. If such substitution occurs during the Interim Servicing Period, on the date of such substitution, the Seller will deposit from its own funds into the Custodial Account an amount equal to such amount.

            In addition to such cure, repurchase and substitution obligation, the Seller shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller's representations and warranties contained in this
Section 7 and its interim servicing of the Mortgage Loans. It is understood and agreed that the obligations of the Seller set forth in this Subsection 7.03 to cure or repurchase a defective Mortgage Loan and to indemnify the Purchaser as provided in this Subsection 7.03 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties. The indemnification obligation of the Seller set forth herein shall survive the termination of this Agreement notwithstanding any applicable statute of limitations, which the Seller hereby expressly waives.

            (a) Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in Subsections 7.01 or 7.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the Seller to the Purchaser, (ii) failure by the Seller to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Seller by the Purchaser for compliance with the relevant provisions of this Agreement.

            7.04 Repurchase of Certain Mortgage Loans. Any Mortgage Loan for which the mortgagor does not make the first scheduled Monthly Payment due on such Mortgage Loan or due to the Purchaser following the Cut-off Date by the forty-fifth (45) day following such due date (a "First Payment Default") will be repurchased by the Seller at the Repurchase Price, which shall be paid as provided for in Subsection 7.3; provided, however, with respect to any First Payment Default, the Purchaser shall provide a written request to the Seller to repurchase the related Mortgage Loan within ninety (90) days following the Closing Date.

            For any Mortgage Loan that prepays-in-full prior to three (3) months following the Closing Date, the Seller shall remit to the Purchaser the greater of (a) the Premium (as defined below), net of any prepayment fee paid to the Purchaser with respect to such Mortgage Loan or (b) the amount of any prepayment penalty fees paid with respect to such Mortgage Loan. With respect to each prepaid Mortgage Loan, the Premium shall be an amount equal to the product of
(x) the excess of the Purchase Price percentage set forth in the Commitment Letter over 100%, times (y) the Stated Principal Balance of such Mortgage Loan. The Purchaser shall provide notice of any obligation with respect to such prepayments no more than 120 days after the Closing Date.

            7.05 Representations and Warranties of the Initial Purchaser. The Initial Purchaser represents, warrants and covenants to the Seller as of the Initial Closing Date and each subsequent Closing Date or as of such date specifically provided herein:

            (a) The Initial Purchaser is a Delaware corporation. No licenses or approvals obtained by the Initial Purchaser have been suspended or revoked by any court, administrative agency, arbitrator or governmental body and no proceedings are pending which might result in such suspension or revocation;

            (b) The Initial Purchaser has the full power and authority to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Initial Purchaser has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a legal, valid and binding obligation of the Initial Purchaser, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

            (c) The execution and delivery of this Agreement by the Initial Purchaser and the performance of and compliance with the terms of this Agreement will not violate the Initial Purchaser's articles of incorporation or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Initial Purchaser is a party or which may be applicable to the Initial Purchaser or its assets;

            (d) The Initial Purchaser is not in violation of, and the execution and delivery of this Agreement by the Initial Purchaser and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Initial Purchaser or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Initial Purchaser or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

            (e) The Initial Purchaser does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

            (f) There are no actions or proceedings against, or investigations of, the Initial Purchaser before any court, administrative agency or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the purchase of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Initial Purchaser of its obligations under, or the validity or enforceability of, this Agreement;

            (g) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Initial Purchaser of, or compliance by the Initial Purchaser with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the related Closing Date; and

            (h) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Initial Purchaser.

            SECTION 8. Closing. The closing for each Mortgage Loan Package shall take place on the related Closing Date. At the Purchaser's option, the closing shall be either: electronically, by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

            The closing for the Mortgage Loans to be purchased on each Closing Date shall be subject to each of the following conditions:

            (a) all of the representations and warranties of the Seller under this Agreement shall be true and correct as of the related Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

            (b) the Initial Purchaser shall have received, or the Initial Purchaser's attorneys shall have received in escrow, all Closing Documents as specified in Section 9, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof;

            (c) the Seller shall have delivered and released to the Custodian all documents required pursuant to this Agreement;

            (d) all other terms and conditions of this Agreement shall have been complied with; and

            (e) at least two Business Days prior to the related Closing Date, the Seller shall deliver to the Purchaser a magnetic diskette, or transmit by modem, a listing on a loan level basis of the necessary information to compute the Purchase Price of the Mortgage Loans delivered on such Closing Date (including accrued interest), and prepare a Mortgage Loan Schedule.

            Subject to the foregoing conditions and the conditions set forth in the Commitment Letter, the Initial Purchaser shall pay to the Seller on the related Closing Date the Purchase Price, plus accrued interest pursuant to
Section 4, by wire transfer of immediately available funds to the account designated by the Seller.

            SECTION 9. Closing Documents.

            (a) On or before the Initial Closing Date, the Seller shall submit to the Initial Purchaser fully executed originals of the following documents:

            (i) this Agreement, in four counterparts;

            (ii) the Commitment Letter, in four counterparts;

            (iii) an Officer's Certificate, in the form of Exhibit 1 hereto, including all attachments thereto;

            (iv) an Opinion of Counsel to the Seller, in the form of Exhibit 2 hereto; and

            (v) the Seller's Underwriting Guidelines for the Seller's origination programs;

            (vi) a Custodial Account Letter Agreement in the form attached as
      Exhibit 11 hereto; and

            (vii) an Escrow Account Letter Agreement in the form attached as
      Exhibit 10 hereto.

            (b) The Closing Documents for the Mortgage Loans to be purchased on each Closing Date shall consist of fully executed originals of the following documents:

            (i) the related Assignment and Conveyance;

            (ii) the related Commitment Letter;

            (iii) the related Mortgage Loan Schedule, one copy to be attached to the related Assignment and Conveyance and one copy to be delivered to the Custodian;

            (iv) a Custodian's initial certification, indicating that the related Mortgage Files have been received by the Custodian;

            (v) an Officer's Certificate, in the form of Exhibit 1 hereto, including all attachments thereto;

            (vi) if requested by the Initial Purchaser, an Opinion of Counsel to the Seller, in the form of Exhibit 2 hereto;

            (vii) if applicable, a Security Release Certification, substantially in the form of Exhibit 3 hereto executed by any Person other than the Federal Home Loan Bank, as requested by the Initial Purchaser, if any of the Mortgage Loans has at any time been subject to any security interest, pledge or hypothecation for the benefit of such Person;

            (viii) a certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the Seller by merger or acquired or originated by the Seller while conducting business under a name other than its present name, if applicable; and

            (ix) to the extent that the Underwriting Guidelines are modified, amended or supplemented at any time following the Initial Closing Date, the Seller shall notify the Purchaser of such change and provide the Purchaser a copy in both electronic and hard copy of such modification, amendment or supplement.

            SECTION 10. Costs. The Purchaser shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys. All other costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including without limitation recording fees, fees for title policy endorsements and continuations, fees for recording Assignments of Mortgage, the fees of the Custodian and the Seller's attorney's fees, shall be paid by the Seller.

            SECTION 11. Seller's Servicing Obligations.

            11.01 Seller to Act as Servicer. The Seller, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with all applicable laws, rules and regulations, Customary Servicing Procedures, the terms of the related Mortgage Note and Mortgage, and this Agreement, during the Interim Servicing Period and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Seller may deem necessary or desirable and consistent with the terms of this Agreement.

            Consistent with the terms of this Agreement, the Seller may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Seller's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser; provided, however, that the Seller shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment thereof or of any principal or interest payments, reduce or increase the outstanding principal amount (except for actual payments of principal), make additional advances of additional principal or extend the final maturity date on such Mortgage Loan. Without limiting the generality of the foregoing, the Seller shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself, and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property. If reasonably required by the Seller, the Purchaser shall furnish the Seller with any powers of attorney and other documents necessary or appropriate to enable the Seller to carry out its servicing and administrative duties under this Agreement.

            Notwithstanding anything in this Agreement to the contrary, in the event of a Principal Prepayment in full or in part of a Mortgage Loan, the Seller may not waive any Prepayment Charge or portion thereof required by the terms of the related Mortgage Note unless (i) the Seller determines that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Charge, or (ii) (A) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors' rights generally or
(2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by applicable law. If the Seller waives or does not collect all or a portion of a Prepayment Charge relating to a Principal Prepayment in full due to any action or omission of the Seller, other than as provided above, the Seller shall deposit the amount of such Prepayment Charge (or such portion thereof as had been waived for deposit) into the Custodial Account for distribution in accordance with the terms of this Agreement.

            In servicing and administering the Mortgage Loans, the Seller shall employ procedures including collection procedures and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account giving due consideration to accepted mortgage servicing practices of prudent lending institutions and the Purchaser's reliance on the Seller.

            The Seller shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Seller shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof and this Agreement. For the purposes of this Agreement, the Seller shall be under no obligation to deal with any Person with respect to this Agreement or the Mortgage Loans unless the Seller has been notified of such transfers as provided in this Agreement. The Purchaser may sell and transfer, in whole or in part, the Mortgage Loans, provided that no such sale and transfer shall be binding upon Seller unless such transferee shall agree in writing to be bound by the terms of this Agreement, and an executed copy of the same shall have been delivered to the Seller. Upon receipt thereof, the Seller shall mark its books and records to reflect the ownership of the Mortgage Loans by such assignee, and the previous Purchaser shall be released from its obligations hereunder.

            The Servicing File retained by the Seller pursuant to this Agreement shall be appropriately marked and identified in the Seller's computer system to clearly reflect the sale of the related Mortgage Loan to the Purchaser. The Seller shall release from its custody the contents of any Servicing File retained by it only in accordance with Section 11 and Exhibit 7 of this Agreement, except when such release is required in connection with a repurchase of any such Mortgage Loan pursuant to Section 7 of this Agreement.

            In addition to the Seller's servicing obligations as set forth herein, the Seller shall not consent to the placement of a lien on the Mortgaged Property senior to that of the related Mortgage.

            11.02 Collection of Mortgage Loan Payments. Continuously from the related Closing Date until the expiration of the Interim Servicing Period, the Seller shall proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, the Seller shall ascertain and estimate annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable, to the extent that the related Mortgagor is required to make Escrow Payments.

            11.03 Realization Upon Defaulted Mortgage Loans. (a) The Seller shall use its best efforts, consistent with the procedures that the Seller would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Properties as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Subsection 11.01. The Seller shall use its best efforts, in good faith, to realize upon defaulted Mortgage Loans in such a manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Seller shall not be required to expend its own funds toward the restoration of such property in excess of $2,000 unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to Purchaser after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Seller through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Subsection 11.05. In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Seller shall take such action as it shall deem to be consistent with the servicing procedures pursuant to Subsection 11.01 and in the best interest of the Purchaser. In the event that any payment due under any Mortgage Loan remains delinquent for a period of 90 days or more, the Seller shall commence foreclosure proceedings, provided that prior to commencing foreclosure proceedings, the Seller shall notify the Purchaser in writing of the Seller's intention to do so, and the Seller shall not commence foreclosure proceedings if the Purchaser objects to such action within ten (10) Business Days of receiving such notice. The Seller shall notify the Purchaser in writing of the commencement of foreclosure proceedings. In such connection, the Seller shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related Mortgaged Property, as contemplated in Subsection 11.05.

            (b) Notwithstanding the foregoing provisions of this Subsection 11.03, with respect to any Mortgage Loan as to which the Seller has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property the Seller shall not either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action, with respect to, such Mortgaged Property if, as a result of any such action, the Purchaser would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Seller has also previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

            (i) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Purchaser to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

            (ii) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Purchaser to take such actions with respect to the affected Mortgaged Property.

            The cost of the environmental audit report contemplated by this Subsection 11.03 shall be advanced by the Seller, subject to the Seller's right to be reimbursed therefor from the Custodial Account as provided in Subsection 11.05(v) or as set forth in Subsection 11.27.

            If the Seller determines, as described above, that it is in the best economic interest of the Purchaser to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Seller shall take such action as it deems to be in the best economic interest of the Purchaser. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Seller, subject to the Seller's right to be reimbursed therefor from the Custodial Account as provided in Subsection 11.05(v) or as set forth in Subsection 11.27.

            (c) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds in respect of any Mortgage Loan, will be applied in the following order of priority: first, to reimburse the Seller for any related unreimbursed Servicing Advances, pursuant to Subsections 11.05(ii) and any related unreimbursed Monthly Advances, pursuant to Subsection 11.05(vi); second, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the Seller as follows: first, to unpaid Servicing Fees; and second, to the balance of the interest then due and owing. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Seller pursuant to Subsection 11.05(iii).

            11.04 Establishment of Custodial Accounts; Deposits in Custodial Accounts. The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts. The creation of any Custodial Account shall be evidenced by a Custodial Account Letter Agreement in the form of Exhibit 11.

            The Seller shall deposit in the related Custodial Account on a daily basis, and retain therein the following payments and collections received by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date:

            (i) all payments on account of principal on the Mortgage Loans;

            (ii) all payments on account of interest on the Mortgage Loans, including all Prepayment Charges, net of the Servicing Fee;

            (iii) all Liquidation Proceeds;

            (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Subsections 11.10 and 11.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Seller's normal servicing procedures, the loan documents or applicable law;

            (v) all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Seller's normal servicing procedures, the loan documents or applicable law;

            (vi) all proceeds of any Mortgage Loan repurchased in accordance with Subsections 7.03 and 7.04 and all amounts required to be deposited by the Seller in connection with shortfalls in principal amount of Qualified Substitute Mortgage Loans pursuant to Subsection 7.03;

            (vii) any amounts required to be deposited by the Seller pursuant to Subsection 11.11 in connection with the deductible clause in any blanket hazard insurance policy. Such deposit shall be made from the Seller's own funds, without reimbursement therefor;

            (viii) any amounts required to be deposited by the Seller in connection with any REO Property pursuant to Subsection 11.13;

            (ix) any amounts required to be deposited in the Custodial Account pursuant to Subsections 11.19 or 11.20;

            (x) all Monthly Advances; and

            (xi) with respect to each Principal Prepayment in full or in part, an amount (to be paid by the Seller out of its own funds without reimbursement therefor) which, when added to all amounts allocable to interest received in connection with such Principal Prepayment, equals one month's interest on the amount of principal so prepaid at the Mortgage Interest Rate, provided, however, that in no event shall the aggregate of deposits made by the Seller pursuant to this clause (xi) exceed the aggregate amount of the Seller's servicing compensation in the calendar month in which such deposits are required.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Subsection 11.21, need not be deposited by the Seller in the Custodial Account. Such Custodial Account shall be an Eligible Account. Any interest or earnings on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Seller and the Seller shall be entitled to retain and withdraw such interest from the related Custodial Account pursuant to Subsection 11.05(iii). The Seller shall give notice to the Purchaser of the location of the Custodial Account when established and prior to any change thereof.

            If the balance on deposit in the Custodial Account exceeds $75,000 as of the commencement of business on any Business Day and the Custodial Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of Eligible Account, the Seller shall, on or before twelve o'clock noon Eastern time on such Business Day, withdraw from the related Custodial Account any and all amounts payable to the Purchaser and remit such amounts to the Purchaser by wire transfer of immediately available funds.

            11.05 Permitted Withdrawals From the Custodial Account. The Seller may, from time to time, withdraw from the related Custodial Account for the following purposes:

            (i) to make distributions to the Purchaser in the amounts and in the manner provided for in Subsection 11.14;

            (ii) to reimburse itself for unreimbursed Servicing Advances, the Seller's right to reimburse itself pursuant to this subclause (ii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Seller from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of such reimbursement, the Seller's right thereto shall be prior to the rights of the Purchaser, except that, where the Seller is required to repurchase a Mortgage Loan, pursuant to Subsection 7.03, the Seller's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Subsection 7.03 and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loans;

            (iii) to pay to itself pursuant to Subsection 11.21 as servicing compensation (a) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Distribution Date), and (b) the Servicing Fee from that portion of any payment or recovery as to interest on a particular Mortgage Loan to the extent such Servicing Fee has not been retained by the Seller pursuant to Subsection 11.04(ii);

            (iv) to pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Subsection 7.03 all amounts received thereon and not distributed as of the date on which the related Repurchase Price is determined;

            (v) to pay, or to reimburse the Seller for advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Subsection 11.03(b), but only to the extent of amounts received in respect of the Mortgage Loans to which such expense is attributable;

            (vi) to reimburse itself for Monthly Advances, the Seller's right to reimburse itself pursuant to this subclause (vi) being limited to amounts received on the related Mortgage Loan which represent late collections (net of the related Servicing Fees) respecting which any such advance was made it being understood that, in the case of such reimbursement, the Seller's right thereto shall be prior to the rights of Purchaser, except that, where the Seller is required to repurchase a Mortgage Loan, pursuant to Subsection 7.03, the Sellers right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Subsection 7.03, and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loans;

            (vii) to reimburse the Seller for any Monthly Advance previously made which the Seller has determined to be a Nonrecoverable Monthly Advance;

            (viii) to clear and terminate the Custodial Account on the termination of this Agreement; and

            (ix) to clear the Custodial Account at the expiration of the related Interim Servicing Period.

            The Seller shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such subclauses (ii) - (vii) above. The Seller shall provide written notification to the Purchaser, on or prior to the next succeeding Distribution Date, upon making any withdrawals from the Custodial Account pursuant to subclause (vii) above.

            11.06 Establishment of Escrow Accounts; Deposits in Escrow Accounts. The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts. The creation of any Escrow Account shall be evidenced by an Escrow Account Letter Agreement in the form of Exhibit 9.

            The Seller shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein, (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property. The Seller shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth or in accordance with Subsection 11.08. The Seller shall be entitled to retain any interest paid on funds deposited in the related Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Seller shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

            11.07 Permitted Withdrawals From Escrow Account. Withdrawals from the related Escrow Account may be made by the Seller (i) to effect timely payments of ground rents, taxes, assessments, water rates, hazard insurance premiums, and comparable items, (ii) to reimburse the Seller for any Servicing Advance made by the Seller with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) for transfer to the related Custodial Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, (vi) to pay to the Seller, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account, or (vii) to clear and terminate the Escrow Account on the termination of this Agreement.

            11.08 Payment of Taxes, Insurance and Other Charges. With respect to each Mortgage Loan, the Seller shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including insurance renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the related Escrow Account which shall have been estimated and accumulated by the Seller in amounts sufficient for such purposes, as allowed under the terms of the Mortgage and applicable law. To the extent that the Mortgage does not provide for Escrow Payments, the Seller shall determine that any such payments are made by the Mortgagor at the time they first become due. The Seller assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments within such time period as will avoid the loss of the related Mortgage Property by foreclosure of a tax or other lien.

            11.09 Transfer of Accounts. The Seller may transfer the related Custodial Account or the related Escrow Account to a different depository institution from time to time. Such transfer shall be made only upon obtaining the consent of the Purchaser, which consent shall not be unreasonably withheld. In any case, the Custodial Account and Escrow Account shall be Eligible Accounts.

            11.10 Maintenance of Hazard Insurance. The Seller shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis or (ii) the outstanding principal balance of the Mortgage Loan, in each case in an amount not less than such amount as is necessary to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer. If the Mortgaged Property is in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Flood Emergency Management Agency as having special flood hazards and such flood insurance has been made available, the Seller will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (i) the outstanding principal balance of the Mortgage Loan or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended. The Seller also shall maintain on any REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property plus accrued interest at the Mortgage Interest Rate and related Servicing Advances, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. The Seller shall cause to be maintained on each Mortgaged Property such other or additional insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any private mortgage guaranty insurer, or as may be required to conform with accepted mortgage servicing practices of prudent lending institutions. The Seller shall determine whether such policies provide sufficient risk coverage and amounts, whether they insure the property owner, and whether they properly describe the property address. In the event that the Purchaser or the Seller shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Seller shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the desirability of protection of the Mortgaged Property. The Seller shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date; provided, however, that in the event that no such notice is furnished by the Seller, the Seller shall ensure that replacement insurance policies are in place in the required coverages and the Seller shall be solely liable for any losses in the event coverage is not provided. Pursuant to Subsection 11.04, any amounts collected by the Seller under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Seller's normal servicing procedures, shall be deposited in the related Custodial Account, subject to withdrawal pursuant to Subsection 11.05. Any cost incurred by the Seller in maintaining any such insurance shall not, for the purpose of calculating distributions to the Purchaser, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance need be required by the Seller of the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Seller, or upon request to the Purchaser, and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount of, or material change in, coverage to the Seller. The Seller shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Seller shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating of B or better in Best's Key Rating Guide and are licensed to do business in the state wherein the property subject to the policy is located.

            11.11 Maintenance of Blanket Insurance Policy. In the event that the Seller shall obtain and maintain a blanket policy issued by an issuer that has a General Policy Rating of B or better in Best's Key Rating Guide insuring against hazard losses on all Mortgaged Properties securing the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Subsection 11.10 and otherwise complies with all other requirements of Subsection 11.10, the Seller shall conclusively be deemed to have satisfied its obligations as set forth in Subsection 11.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Seller shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Subsection 11.10, and there shall have been one or more losses which would have been covered by such policy, deposit in the related Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as servicer of the Mortgage Loans, the Seller agrees to prepare and present, on behalf of the Purchaser, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Purchaser, the Seller shall cause to be delivered to the Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty days prior written notice to the Purchaser.

            11.12 Fidelity Bond, Errors and Omissions Insurance. The Seller shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet the requirements of the FDIC on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. The fidelity bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Seller against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such fidelity bond shall also protect and insure the Seller against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Subsection 11.12 requiring the fidelity bond and errors and omissions insurance shall diminish or relieve the Seller from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by the FDIC. The Seller shall deliver to the Purchaser a certified true copy of the fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond or insurance policy shall in no event be terminated or materially modified without thirty days' prior written notice to the Purchaser.

            11.13 Title, Management and Disposition of REO Property. In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the person designated by the Purchaser, or in the event such person is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Seller from an attorney duly licensed to practice law in the state where the REO Property is located. Any Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of the Purchaser.

            The Seller shall either itself or through an agent selected by the Seller, manage, conserve, protect and operate each REO Property (and may temporarily rent the same) in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. If a REMIC election is or is to be made with respect to the arrangement under which the Mortgage Loans and any REO Property are held, the Seller shall manage, conserve, protect and operate each REO Property in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by such REMIC of any "income from non permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" within the meaning of Section 860G(c)(2) of the Code. The Seller shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter. The Seller shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by the Seller to the Purchaser. The Seller shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless the Seller determines, and gives appropriate notice to the Purchaser, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is necessary to sell any REO property, (i) the Seller shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Seller as mortgagee, and a separate servicing agreement between the Seller and the Purchaser shall be entered into with respect to such purchase money mortgage. Notwithstanding the foregoing, if a REMIC election is made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, such REO Property shall be disposed of within three years or such other period as may be permitted under
Section 860G(a)(8) of the Code.

            With respect to each REO Property, the Seller shall segregate and hold all funds collected and received in connection with the operation of the REO Property separate and apart from its own funds or general assets and shall establish and maintain a separate REO Account for each REO Property in the form of a non interest bearing demand account, unless an Opinion of Counsel is obtained by the Seller to the effect that the classification as a grantor trust or REMIC for federal income tax purposes of the arrangement under which the Mortgage Loans and the REO Property is held will not be adversely affected by holding such funds in another manner. Each REO Account shall be established with the Seller or, with the prior consent of the Purchaser, with a commercial bank, a mutual savings bank or a savings association. The creation of any REO Account shall be evidenced by a letter agreement substantially in the form of the Custodial Account Letter Agreement attached as Exhibit 11 hereto. An original of such letter agreement shall be furnished to any Purchaser upon request.

            The Seller shall deposit or cause to be deposited, on a daily basis in each REO Account all revenues received with respect to the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Subsection 11.10 hereof and the fees of any managing agent acting on behalf of the Seller. The Seller shall not be entitled to retain interest paid or other earnings, if any, on funds deposited in such REO Account. On or before each Determination Date, the Seller shall withdraw from each REO Account and deposit into the Custodial Account the net income from the REO Property on deposit in the REO Account.

            The Seller shall furnish to the Purchaser on each Distribution Date, an operating statement for each REO Property covering the operation of each REO Property for the previous month. Such operating statement shall be accompanied by such other information as the Purchaser shall reasonably request.

            Each REO Disposition shall be carried out by the Seller at such price and upon such terms and conditions as the Seller deems to be in the best interest of the Purchaser only with the prior written consent of the Purchaser. If as of the date title to any REO Property was acquired by the Seller there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Seller, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances from proceeds received in connection with such REO Disposition. The proceeds from the REO Disposition, net of any payment to the Seller as provided above, shall be deposited in the REO Account and shall be transferred to the Custodial Account on the Determination Date in the month following receipt thereof for distribution on the succeeding Distribution Date in accordance with Subsection 11.14.

            11.14 Distributions. On each Distribution Date, the Seller shall distribute to the Purchaser (A) (i) all amounts credited to the related Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the related Custodial Account pursuant to Subsection 11.05, plus (ii) all Monthly Advances, if any, which the Seller is obligated to distribute pursuant to Subsection 11.30; minus (B) (x) any amounts attributable to Principal Prepayments received after the last day of the Calendar month immediately preceding the related Distribution Date and (y) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date; provided, that the Seller has complied with Subsection 11.27, on the last Distribution Date with respect to any Interim Servicing Period, the Seller shall be entitled to reimburse itself for any unpaid Monthly Advances or Servicing Advances for such Interim Servicing Period from the funds in the Custodial Account, prior to the final distribution with respect to such Interim Servicing Period.

            All distributions made to the Purchaser on each Distribution Date will be made to the Purchaser of record on the preceding Record Date, and shall be based on the Mortgage Loans owned and held by the Purchaser, and shall be made by wire transfer of immediately available funds to the account of the Purchaser at a bank or other entity having appropriate facilities therefor, if the Purchaser shall have so notified the Seller or by check mailed to the address of the Purchaser.

            With respect to any remittance received by the Purchaser on or after the first Business Day following the Business Day on which such payment was due, the Seller shall pay to the Purchaser interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by JPMorgan Chase Bank, National Association, as its prime lending rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Seller to the Purchaser on the date such late payment is made and shall cover the period commencing with the day following such first Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with such late payment. The payment by the Seller of any such interest shall not be deemed an extension of time for payment or a waiver by the Purchaser of any Event of Default by the Seller.

            11.15 Remittance Reports. No later than the tenth (10th) Business Day of each month, the Seller shall furnish to the Purchaser or its designee an electronic copy of the monthly data in the form of report attached hereto as
Exhibit 12. On the Business Day following each Determination Date, the Seller shall deliver to the Purchaser or its designee an electronic copy of the determination data with respect to the related Distribution Date, together with such other information with respect to the Mortgage Loans as the Purchaser may reasonably require to allocate distributions made pursuant to this Agreement and provide appropriate statements with respect to such distributions.

            11.16 Statements to the Purchaser. Not later than fifteen days after each Distribution Date, the Seller shall forward to the Purchaser or its designee a statement prepared by the Seller setting forth the status of the Custodial Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from the Custodial Account of each category of deposit specified in Subsection 11.04 and each category of withdrawal specified in Subsection 11.05.

            In addition, not more than sixty days after the end of each calendar year, the Seller shall furnish to each Person who was the Purchaser at any time during such calendar year, (i) as to the aggregate of remittances for the applicable portion of such year, an annual statement in accordance with the requirements of applicable federal income tax law, and (ii) listing of the principal balances of the Mortgage Loans outstanding at the end of such calendar year.

            The Seller shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to any Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Seller shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return as any Purchaser may reasonably request from time to time.

            11.17 Real Estate Owned Reports. Together with the statement furnished pursuant to Subsection 11.13, with respect to any REO Property, the Seller shall furnish to the Purchaser a statement covering the Seller's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month, together with the operating statement. Such statement shall be accompanied by such other information as the Purchaser shall reasonably request.

            11.18 Liquidation Reports. Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof pursuant to a deed in lieu of foreclosure, the Seller shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

            11.19 Assumption Agreements. The Seller shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto; provided, however, that the Seller shall not exercise any such rights if prohibited by law from doing so. If the Seller reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Seller shall enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. Where an assumption is allowed pursuant to this Subsection 11.19, the Seller is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

            In connection with any such assumption or substitution of liability, the Seller shall follow the underwriting practices and procedures of prudent mortgage lenders in the state in which the related Mortgaged Property is located. With respect to an assumption or substitution of liability, the Mortgage Interest Rate, the amount of the Monthly Payment, and the final maturity date of such Mortgage Note may not be changed. The Seller shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Seller for entering into an assumption or substitution of liability agreement in excess of 1% of the outstanding principal balance of the Mortgage Loan shall be deposited in the Custodial Account pursuant to Subsection 11.04.

            Notwithstanding the foregoing paragraphs of this Subsection or any other provision of this Agreement, the Seller shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Seller may be restricted by law from preventing, for any reason whatsoever. For purposes of this Subsection 11.19, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

            11.20 Satisfaction of Mortgages and Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Seller of a notification that payment in full will be escrowed in a manner customary for such purposes, the Seller will immediately notify the Purchaser by a certification of a servicing officer of the Seller (a "Servicing Officer"), which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Subsection 11.04 have been or will be so deposited, and shall request execution of any document necessary to satisfy the Mortgage Loan and delivery to it of the portion of the Mortgage File held by the Purchaser or the Purchaser's designee. Upon receipt of such certification and request, the Purchaser, shall promptly release the related mortgage documents to the Seller and the Seller shall prepare and process any satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Purchaser.

            In the event the Seller satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Purchaser may have under the mortgage instruments, the Seller, upon written demand, shall remit to the Purchaser the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account. The Seller shall maintain the fidelity bond insuring the Seller against any loss they may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

            From time to time and as appropriate for the servicing of the Mortgage Loan, the Purchaser shall, upon request of the Seller and delivery to the Purchaser of a servicing receipt signed by a Servicing Officer, release the requested portion of the Mortgage File held by the Purchaser to the Seller. Such servicing receipt shall obligate the Seller to return the related Mortgage documents to the Purchaser when the need therefor by the Seller no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Seller has delivered to the Purchaser a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Purchaser to the Seller.

            11.21 Servicing Compensation. As compensation for its services hereunder, the Seller shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amounts provided for as the Seller's Servicing Fee. Additional servicing compensation in the form of assumption fees, as provided in Subsection 11.19, and late payment charges or otherwise shall be retained by the Seller to the extent not required to be deposited in the Custodial Account. The Seller shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

            11.22 Notification of Adjustments. On each Adjustment Date, the Seller shall make interest rate adjustments for each Adjustable Rate Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note. The Seller shall execute and deliver the notices required by each Mortgage and Mortgage Note regarding interest rate adjustments. The Seller also shall provide timely notification to the Purchaser of all applicable data and information regarding such interest rate adjustments and the Seller's methods of implementing such interest rate adjustments. Upon the discovery by the Seller or the Purchaser that the Seller has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Seller shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor.

            11.23 [Reserved].

            11.24 [Reserved].

            11.25 Access to Certain Documentation. The Seller shall provide to the Office of Thrift Supervision, the FDIC and any other federal or state banking or insurance regulatory authority that may exercise authority over the Purchaser access to the documentation regarding the Mortgage Loans serviced by the Seller required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Seller. In addition, access to the documentation will be provided to the Purchaser and any Person identified to the Seller by the Purchaser without charge, upon reasonable request during normal business hours at the offices of the Seller.

            11.26 Reports and Returns to be Filed by the Seller. The Seller shall file information reports with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

            11.27 Servicing Transfer. On the Transfer Date specified in the related Commitment Letter, the Purchaser, or its designee, shall assume all servicing responsibilities related to the Mortgage Loans and the Seller shall cease all servicing responsibilities related to the Mortgage Loans. During the period between the related Cut-off Date and the related Transfer Date, the Seller, as independent contract servicer, shall service the related Mortgage Loans for the benefit of the Purchaser in accordance with the terms of this Agreement. As further specified in the Transfer Requirements, during the period between the related Closing Date and the related Transfer Date, the Seller shall, at its cost and expense, take such steps as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the related Mortgage Loans to the Purchaser or its designee. On any Transfer Date, the Seller shall be entitled to reimburse itself for any unpaid Monthly Advances or Servicing Advances outstanding with respect to the Mortgage Loans to be transferred on such Transfer Date, from the funds in the Custodial Account pursuant to Subsection 11.14; provided however, fifteen (15) Business Days prior to a Transfer Date, the Seller shall provide to the Purchaser and its designee a trial balance with respect to the outstanding Servicing Advances (i.e., corporate and escrow advances).

            11.28 Superior Liens. With respect to each Second Lien Mortgage Loan, the Seller shall, for the protection of the Purchaser's interest, file (or cause to be filed) of record a request for notice of any action by a superior lienholder where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption. The Seller shall also notify any superior lienholder in writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the Mortgagor or the Mortgaged Property by the superior lienholder.

            If the Seller is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the superior lien, or has declared or intends to declare a default under the superior mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Seller shall take whatever actions that are consistent with the servicing procedures in Subsection 11.01 hereof and are necessary to protect the interests of the Purchaser, and/or to preserve the security of the related Mortgage Loan, subject to any requirements applicable to real estate mortgage investment conduits pursuant to the Code. The Seller shall make a Servicing Advance of the funds necessary to cure the default or reinstate the superior lien if the Seller determines that such Servicing Advance is in the best interests of the Purchaser. The Seller shall not make such a Servicing Advance except to the extent that it determines in its reasonable good faith judgment that such advance (plus any out-of-pocket interest carry expense on such advance) will be fully recoverable from Liquidation Proceeds on the related Mortgage Loan. The Seller shall thereafter take such action as is necessary to recover the amount so advanced.

            If the Mortgage relating to a Mortgage Loan had a lien senior to the Mortgage Loan on the related Mortgaged Property as of the related Cut-off Date, then the Seller, in its capacity as interim servicer, may consent to the refinancing of the prior senior lien, provided that the following requirements are met:

            (a) the resulting Combined Loan-to-Value Ratio of such Mortgage Loan is no higher than the Combined Loan-to-Value Ratio prior to such refinancing; and

            (b) the interest rate, or, in the case of an adjustable rate existing senior lien, the maximum interest rate, for the loan evidencing the refinanced senior lien is no more than 2.0% higher than the interest rate or the maximum interest rate, as the case may be, on the loan evidencing the existing senior lien immediately prior to the date of such refinancing; and

            (c) the loan evidencing the refinanced senior lien is not subject to negative amortization.

            11.29 Compliance with REMIC Provisions. If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Seller shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Seller has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

            11.30 Monthly Advances by the Seller. (a) If required by the Seller pursuant to the terms set forth in the Commitment Letter, not later than the close of business on the Business Day preceding each Distribution Date, the Seller shall deposit in the Custodial Account an amount equal to all payments not previously advanced by the Seller, whether or not deferred pursuant to Subsection 11.01, of principal (due after the Cut-off Date) and interest not allocable to the period prior to the Cut-off Date, at the Net Mortgage Rate, which were due on a Mortgage Loan and delinquent at the close of business on the related Determination Date.

            (b) The obligation of the Seller to make such Monthly Advances is mandatory, notwithstanding any other provision of this Agreement, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith; provided that, notwithstanding anything herein to the contrary, no Monthly Advance shall be required to be made hereunder by the Seller if such Monthly Advance would, if made, constitute a Nonrecoverable Monthly Advance. The determination by the Seller that it has made a Nonrecoverable Monthly Advance or that any proposed Monthly Advance, if made, would constitute a Nonrecoverable Monthly Advance, shall be evidenced by an Officers' Certificate delivered to the Purchaser.

            11.31 Master Servicer. For purposes of this Agreement, including but not limited to Subsection 11.23, any master servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any master servicer herein as if it were a direct party to this Agreement.

            Upon direction of the Purchaser to such effect, all amounts required to be remitted with respect to any of the Mortgage Loans shall be remitted directly to a master servicer in accordance with wire transfer instructions forwarded to Seller by the Purchaser and all reports required to be delivered by the Seller (including, particularly, all monthly investor reporting data specified in this Agreement for each Distribution Date) with respect to any of the Mortgage Loans shall be delivered to a master servicer.

            11.32 Credit Reporting. The Seller shall fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and TransUnion Credit Information Company (three of the credit repositories), on a monthly basis. The Seller shall transmit full-file credit reporting data for each Mortgage Loan, and for each Mortgage Loan, Seller agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off.

            11.33 [Reserved].

            SECTION 12. Removal of Mortgage Loans from Inclusion under This Agreement Upon a Whole Loan Transfer or a Securitization Transaction on One or More Reconstitution Dates.

            12.01 Whole Loan Transfers and Securitization Transactions. (a) The Seller and the Purchaser agree that with respect to some or all of the Mortgage Loans, the Purchaser may effect either:

            (i) one or more Whole Loan Transfers; and/or

            (ii) one or more Securitization Transactions;

provided, however, that with respect to any Mortgage Loan Package, the Initial Purchaser agrees that it shall not effect more than three (3) Whole Loan Transfers or Securitization Transactions (or such other amount as is set forth in the related Commitment Letter).

            (b) With respect to each Whole Loan Transfer or Securitization Transaction, as the case may be, entered into by the Purchaser, the Seller agrees:

            (i) to cooperate fully with the Purchaser and any prospective purchaser with respect to all reasonable requests with respect to due diligence procedures and with respect to the preparation (including, but not limited to, the endorsement, delivery, assignment, and execution) of the Mortgage Loan Documents and other related documents, and with respect to servicing requirements reasonably requested by the rating agencies and credit enhancers;

            (ii) to execute a Reconstitution Agreement, provided that each of the Seller and the Purchaser is given an opportunity to review and reasonably negotiate in good faith the content of such documents not specifically referenced or provided for herein;

            (iii) with respect to any Whole Loan Transfer or Securitization Transaction, the Seller shall make (i) the representations and warranties regarding the Seller and, if such Whole Loan Transfer or Securitization Transaction occurs within 12 months of the Closing Date or such later period as specified in the related Commitment Letter, the Mortgage Loans as of the date of the Whole Loan Transfer or Securitization Transaction, or otherwise, as of the one year anniversary of the Closing Date modified to the extent necessary to accurately reflect the pool statistics and characteristics of the Mortgage Loans as of the date of such Whole Loan Transfer or Securitization Transaction and any events or circumstances existing subsequent to the related Closing Date(s); provided, however, that the Seller shall make such representations and warranties as of a date which shall be no later than the Transfer Date (ii) such other reasonable and mutually agreeable representations, warranties and covenants which in form and substance conform to the representations, warranties and covenants in this Agreement and to secondary market standards for securities backed by mortgage loans similar to the Mortgage Loans, (iii) such reasonable and mutually agreeable covenants with regard to servicing responsibilities, investor reporting, segregation and deposit of principal and interest payments, custody of the Mortgage Loans and (iv) such other representations and warranties and covenants as may be required by one or more nationally recognized rating agencies for "AAA" rated mortgage pass-through transactions to the extent that such representations and warranties are true and correct;

            (iv) with respect to any Whole Loan Transfer or Securitization Transaction that includes Fannie Mae or Freddie Mac in any manner, the Seller shall make the following additional representations and warranties with respect to each Mortgage Loan as of the date of such Whole Loan Transfer or Securitization Transaction for which such representations and warranties are true and correct:

                  (A) The Seller will transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and for each Mortgage Loan, the Seller agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off;

                  (B) Each Mortgage Loan is in compliance with the antipredatory lending eligibility for purchase requirements of Fannie Mae's Selling Guide;

                  (C) Except in the case of a Mortgage Loan in an original
            principal amount of less than $60,000 which would have resulted in an unprofitable origination, no related Mortgagor was charged "points and fees" (whether or not financed) in an amount greater than 5% of the principal amount of such loan, such 5% limitation is calculated in accordance with Fannie Mae's anti-predatory lending requirements as set forth in the Fannie Mae Selling Guide; and

                  (D) No Mortgagor on any Mortgage Loan originated on or after
            July 1, 2004, agreed to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction.

            (v) to deliver to the Purchaser for inclusion in any prospectus or other offering material such publicly available information regarding the Seller, its financial condition and its mortgage loan delinquency, foreclosure and loss experience and any additional information reasonably necessary by the Purchaser to meet its disclosure requirements under the Securities Act of 1933, as amended, and to deliver to the Purchaser any similar unaudited financial information, in which case the Purchaser shall bear the cost of having such information audited by certified public accountants if the Purchaser desires such an audit, or as is otherwise reasonably requested by the Purchaser and which the Seller is capable of providing without unreasonable effort or expense, and to indemnify the Purchaser and its affiliates for material misstatements or omissions contained (i) in such information and (ii) on the Mortgage Loan Schedule;

            (vi) to deliver to the Purchaser and to any Person designated by the Purchaser, at the Purchaser's expense, such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Seller pursuant to clause b(v) above as shall be reasonably requested by the Purchaser;

            (vii) to deliver to the Purchaser, and to any Person designated by the Purchaser, such in-house Opinions of Counsel as are customarily delivered by originators or servicers, as the case may be, and reasonably determined by the Purchaser to be necessary in connection with Whole Loan Transfers or Securitization Transactions, as the case may be, such in-house Opinions of Counsel for a Securitization Transaction to be in the form reasonably acceptable to the Purchaser, it being understood that the cost of any opinions of outside special counsel that may be required for a Whole Loan Transfer or Securitization Transaction, as the case may be, shall be the responsibility of the Purchaser; and

            (viii) to transfer the servicing rights to the Purchaser or its designee as described in Section 15 upon the direction of the Purchaser.

            (c) Servicer Compliance Statement. In connection with each Whole Loan Transfer or Securitization Transaction, as the case may be, entered into by the Purchaser, the Seller shall deliver to the Purchaser and any Depositor a statement of compliance addressed to the Purchaser and such Depositor and signed by an authorized officer of the Seller, to the effect that (i) a review of the Seller's activities during the period in which it serviced the Mortgage Loans and of its performance under this Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Seller has fulfilled all of its obligations under this Agreement in all material respects throughout such period or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

            All Mortgage Loans not sold or transferred pursuant to a Whole Loan Transfer or Securitization Transaction shall be subject to this Agreement and shall continue to be serviced for the remainder of the Interim Servicing Period in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

            12.02 Regulation AB. (a) The Purchaser and the Seller acknowledge and agree that the purpose of Subsections 12.02 through 12.05, of this Agreement is to facilitate compliance by the Purchaser and the Seller with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Seller acknowledges that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings. Neither the Purchaser nor the Seller shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). Each of the Purchaser and the Seller acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser or by Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Seller and Servicer shall cooperate fully with the Purchaser to deliver to the Purchaser and any Depositor, any and all statements, reports, certifications, records and any information not otherwise provided for hereunder necessary in the good faith determination of the Purchaser or any Depositor to permit such party to comply with the provisions of Regulation AB.

            (b) If so requested by the Purchaser pursuant to the terms of this Subsection 12.02, the Seller shall provide such information or disclosure regarding (i) the Seller, as originator or servicer of the Mortgage Loans, (ii) any Subservicer, (iii) each Third-Party Originator, or (iv) the servicing of the Mortgage Loans as reasonably believed by the Purchaser or any Depositor to be necessary in order to effect compliance with the provisions of Reg. AB.

            12.03 Additional Representations and Warranties of the Seller. (a) The Seller shall be deemed to represent to the Purchaser and to any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Subsection 12.04 that, except as disclosed in writing to the Purchaser or such Depositor prior to such date: (i) the Seller is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Seller; (ii) the Seller has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger;
(iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Seller as servicer has been disclosed or reported by the Seller; (iv) no material changes to the Seller's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Seller's financial condition that could have a material adverse effect on the performance by the Seller of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Seller, any Subservicer or any Third-Party Originator; and (vii) there are no affiliations, relationships or transactions relating to the Seller, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB five (5) Business Days prior to the delivery of such information.

            (b) If so requested by the Purchaser or any Depositor on any date following the date on which information is first provided to the Purchaser or any Depositor under Subsection 12.04, the Seller shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Subsection or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

            12.04 Information to Be Provided by the Seller. In connection with any Securitization Transaction the Seller shall (i) within five Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a), (b), (c) and (f) of this Subsection, and (ii) as promptly as practicable following notice to or discovery by the Seller, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (d) of this Subsection.

            (a) If so requested by the Purchaser or any Depositor, the Seller shall provide such information regarding (i) the Seller, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (ii) each Third-Party Originator, and (iii) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

            (i) the originator's form of organization;

            (ii) a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with
      Item 1110(b)(2) of Regulation AB;

            (iii) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Seller, each Third-Party Originator and each Subservicer; and

            (iv) a description of any affiliation or relationship between the Seller, each Third-Party Originator, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Seller by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

                  (1) the sponsor;

                  (2) the depositor;

                  (3) the issuing entity;

                  (4) any servicer;

                  (5) any trustee;

                  (6) any originator;

                  (7) any significant obligor;

                  (8) any enhancement or support provider; and

                  (9) any other material transaction party.

            (b) If so requested by the Purchaser or any Depositor, the Seller shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (i) the Seller, if the Seller is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (ii) each Third-Party Originator. Such Static Pool Information shall be prepared by the Seller (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Seller (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Seller, and need not be customized for the Purchaser or any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented pursuant to Regulation AB and the interpretations of the Commission, including in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable. If so requested by the Seller, Purchaser shall cooperate with the Seller and the master servicer for such Mortgage Loans for the purpose of having the master servicer provide the Seller with static pool information with respect to the pool of Mortgage Loans purchased by the Purchaser hereunder and included in a publicly offered Securitization Transaction effected by the Purchaser on a timely basis. Such Static Pool Information shall be requested by the Seller on the basis of the Seller's reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB, including that the Seller is a sponsor (within the meaning of Regulation AB) for such Securitization Transaction. The content of such Static Pool Information may be in the form customarily provided by the master servicer for the Mortgage Loans, and need not be customized for the Seller.

            Promptly following notice or discovery of a material error in Static Pool Information provided by the Seller pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Seller shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Seller.

            If so requested by the Purchaser or any Depositor, the Seller shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Seller's or Third-Party Originator's originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request. Such letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

            (c) [Reserved].

            (d) If so requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Seller shall (or shall cause each Subservicer and Third-Party Originator to) notify the Purchaser and any Depositor in writing of any material litigation or governmental proceedings pending against the Seller, any Subservicer or any Third-Party Originator.

            12.05 Indemnification; Remedies. (a) The Seller shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided in written or electronic form under this
      Section 12 by or on behalf of the Seller, or provided under this Section 12 by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Seller Information"), or (B) the omission or alleged omission to state in the Seller Information a material fact required to be stated in the Seller Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Seller Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Seller Information or any portion thereof is presented together with or separately from such other information;

            (ii) any failure by the Seller to deliver any information, report, certification, accountants' letter or other material when and as required under this Section 12; or

            (iii) any breach by the Seller of a representation or warranty set forth in Subsection 12.03(a) or in a writing furnished pursuant to Subsection 12.03(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Subsection 12.03(b) to the extent made as of a date subsequent to such closing date.

            In the case of any failure of performance described in clause
(a)(ii) of this Subsection, the Seller shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator.

            (b) (i) Any failure by the Seller to deliver any information, report, certification, accountants' letter or other material when and as required under this Section 12 or any breach by the Seller of a representation or warranty set forth in Subsection 12.03(a) or in a writing furnished pursuant to Subsection 12.03(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Subsection 12.03(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Seller under this Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Seller; provided that to the extent that any provision of this Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect.

            (ii) [Reserved].

            (iii) The Seller shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Seller as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

            SECTION 13. The Seller.

            13.01 Additional Indemnification by the Seller and Purchaser. In addition to the indemnification provided in Subsection 7.03, the Seller shall indemnify the Purchaser and hold the Purchaser harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Seller to perform its obligations under this Agreement including but not limited to its obligation to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement entered into pursuant to Section 12. The Purchaser shall indemnify the Seller and hold the Seller harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and any other costs, fees and expenses that the Seller may sustain in any way related to the failure of the successor servicer to properly service the Mortgage Loans after the related Transfer Date. The Seller immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement or any Reconstitution Agreement or the Mortgage Loans, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Purchaser promptly shall reimburse the Seller for all amounts advanced by it pursuant to the preceding sentence, except when the claim is in any way related to the Seller's indemnification pursuant to Subsection 7.3, or is in any way related to the failure of the Seller, or the Seller to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement.

            13.02 Merger or Consolidation of the Seller. The Seller shall keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans, and to enable the Seller to perform its duties under this Agreement.

            Any Person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller shall be a party, or any Person succeeding to the business of the Seller, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution whose deposits are insured by the FDIC or a company whose business is the origination and servicing of mortgage loans and shall satisfy any requirements of Section 16 with respect to the qualifications of a successor to the Seller.

            13.03 Limitation on Liability of the Seller and Others. Neither the Seller nor any of the officers, employees or agents of the Seller shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith in connection with the servicing of the Mortgage Loans pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Seller or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Seller and any officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its obligation to sell or duty to service the Mortgage Loans in accordance with this Agreement and which in its opinion may result in its incurring any expenses or liability; provided, however, that the Seller may, with the consent of the Purchaser, undertake any such action which they may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser shall be liable, and the Seller shall be entitled to reimbursement therefor from the Purchaser upon written demand except when such expenses, costs and liabilities are subject to the Seller's indemnification under Subsections
7.03 or 13.01.

            13.04 Seller Not to Resign. The Seller shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Seller and the Purchaser or upon the determination that its servicing duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Seller in which event the Seller may resign as servicer. Any such determination permitting the resignation of the Seller as servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser and which shall be provided at the cost of the Seller. No such resignation shall become effective until a successor shall have assumed the Seller's responsibilities and obligations hereunder in the manner provided in Section 16.

            13.05 No Transfer of Servicing. The Seller acknowledges that the Purchaser has acted in reliance upon the Seller's independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Subsection, the Seller shall not either assign this Agreement or the servicing hereunder, or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, other than in accordance with the terms of this Agreement, without the prior written approval of the Purchaser, which consent will not be unreasonably withheld.

            SECTION 14. Default.

            14.01 Events of Default. In case one or more of the following Events of Default by the Seller shall occur and be continuing, that is to say:

            (a) any failure by the Seller to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

            (b) failure on the part of the Seller duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Seller set forth in this Agreement which continues unremedied for a period of thirty days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

            (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Seller and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

            (d) the Seller shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Seller or of or relating to all or substantially all of its property; or

            (e) the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (f) failure by the Seller to be in compliance with the "doing business" or licensing laws of any jurisdiction where a Mortgaged Property is located; or

            (g) the Seller attempts to assign its right to servicing compensation hereunder or the Seller attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Seller, may, in addition to whatever rights the Purchaser may have at law or in equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Seller as servicer under this Agreement. On or after the receipt by the Seller of such written notice, all authority and power of the Seller to service the Mortgage Loans under this Agreement shall on the date set forth in such notice pass to and be vested in the successor appointed pursuant to Section 16.

            If any of the Mortgage Loans are MERS Mortgage Loans, in connection with the termination or resignation (as described in Subsection 13.04) of the Seller hereunder, either (i) the successor Seller shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the Seller shall cooperate with the successor company either (x) in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Purchaser and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS System to the successor company or (y) in causing MERS to designate on the MERS System the successor company as the servicer of such Mortgage Loan.

            14.02 Waiver of Defaults. The Purchaser may waive any default by the Seller in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

            SECTION 15. Termination. The respective obligations and responsibilities of the Seller, as servicer, shall terminate at the expiration of the Interim Servicing Period unless terminated on an earlier date at the option of the Purchaser or pursuant to Section 14. Upon written request from the Purchaser in connection with any such termination, the Seller shall prepare, execute and deliver any and all documents and other instruments, place in the Purchaser's possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Seller's sole expense. The Seller agrees to cooperate with the Purchaser and such successor in effecting the termination of the Seller's responsibilities and rights hereunder as servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Seller to the related Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans. The indemnification obligation of the Seller set forth herein shall survive the termination of this Agreement notwithstanding any applicable statute of limitations, which the Seller hereby expressly waives.

            SECTION 16. Successor to the Seller. In the event that the Seller's duties, responsibilities and liabilities as servicer under this Agreement should be terminated, the Seller shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of the Purchaser or such successor. The termination of the Seller as servicer shall not become effective until a successor shall be appointed and shall in no event relieve the Seller of the representations and warranties made pursuant to Subsections 7.01 and 7.02 and the remedies available to the Purchaser under Subsection 7.03 or 7.04, it being understood and agreed that the provisions of such Subsections 7.01, 7.02, 7.03 and 7.04 shall be applicable to the Seller notwithstanding any such resignation or termination of the Seller, or the termination of this Agreement.

            Any successor servicer appointed shall not assume, and the Seller shall indemnify such successor for, any and all liabilities arising out of the Seller's acts as servicer. Any termination of the Seller as servicer pursuant to
Section 12, 14 or 15 shall not affect any claims that the Purchaser may have against the Seller arising prior to any such termination or resignation or remedies with respect to such claims.

            The Seller shall timely deliver to the successor the funds in the related Custodial Account, REO Account and the related Escrow Account and the Mortgage Files and related documents and statements held by it hereunder and the Seller shall account for all funds. The Seller shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Seller as servicer. The successor shall make arrangements as it may deem appropriate to reimburse the Seller for amounts the Seller actually expended as servicer pursuant to this Agreement which the successor is entitled to retain hereunder and which would otherwise have been recovered by the Seller pursuant to this Agreement but for the appointment of the successor servicer.

            SECTION 17. Protection of Confidential Information. Each of the parties hereto agrees to keep confidential and will not, without the other party's written consent, divulge to any party the Purchase Price of the Mortgage Loans, except to the extent that it is appropriate to do so in working with legal counsel, auditors, taxing authorities, warehouse facilities or other governmental agencies. Seller and Purchaser each agree and acknowledge that as to all nonpublic personal information received or obtained by it with respect to any Mortgagor: (a) such information is and shall be held in accordance with all applicable law, including but not limited to the privacy provisions of the Gramm-Leach- Bliley Act of 1999; (b) such information is in connection with a proposed or actual secondary market sale related to a transaction of the Mortgagor for the purposes of 16 C.F.R., Section 313.14(a)(3); and (c) Seller and Purchaser are hereby prohibited from disclosing or using any such information internally other than to carry out the express provision of this Agreement or as otherwise permitted under applicable law.

            SECTION 18. Financial Statements. The Seller understands that in connection with the Initial Purchaser's marketing of the Mortgage Loans, the Initial Purchaser shall make available to prospective purchasers the Seller's financial statements for the most recently completed three fiscal years respecting which such statements are available. The Seller also shall make available any comparable interim statements to the extent any such statements have been prepared by the Seller (and are available upon request to members or stockholders of the Seller or the public at large). The Seller, if it has not already done so, agrees to furnish promptly to the Initial Purchaser copies of the statements specified above. The Seller also shall make available information on its servicing performance with respect to mortgage loans serviced for others, including delinquency ratios to the extent such information becomes publicly available.

            The Seller also agrees to allow access to knowledgeable financial, accounting, origination and servicing officers of the Seller for the purpose of answering questions asked by any prospective purchaser regarding recent developments affecting the Seller, its loan origination or servicing practices or the financial statements of the Seller.

            SECTION 19. Mandatory Delivery; Grant of Security Interest. The sale and delivery of each Mortgage Loan on or before the related Closing Date is mandatory from and after the date of the execution of the related Commitment Letter, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable and that an award of money damages would be insufficient to compensate the Initial Purchaser for the losses and damages incurred by the Initial Purchaser (including damages to prospective purchasers of the Mortgage Loans) in the event of the Seller's failure to deliver each of the related Mortgage Loans or one or more Qualified Substitute Mortgage Loans or one or more Mortgage Loans otherwise acceptable to the Initial Purchaser on or before the related Closing Date. The Seller hereby grants to the Initial Purchaser a lien on and a continuing security interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligation hereunder, and the Seller agrees that it holds such Mortgage Loans in custody for the Initial Purchaser subject to the Initial Purchaser's (i) right to reject any Mortgage Loan under the terms of this Agreement and the related Commitment Letter, and (ii) obligation to pay the related Purchase Price for the Mortgage Loans. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

            SECTION 20. Notices. Any and all statements, demands, notices and other communications hereunder may be given by a party to the other by mail, facsimile, telegraph, messenger or otherwise to the addresses specified below, or sent to such party at any other place specified in a change of address hereafter received by the other. All communications shall reference the applicable Closing Date and may be made orally, if confirmed promptly in writing or by other communication as specified above.

            (a) if to the Purchaser:

                  SG Mortgage Finance Corp.
                  1221 Avenue of the Americas
                  New York, NY 10020

                  Attn:  Carole Mortensen

                  Fax:  212-278-7320

            (b) if to the Seller:

                  Fremont Investment & Loan
                  2727 East Imperial Highway
                  Brea, California  92821
                  Attn:  David Wells, Senior Vice President - Capital Markets

            SECTION 21. Severability Clause. Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

            SECTION 22. Counterpart, Electronic and Facsimile Signatures. This Agreement may be executed simultaneously or in any number of counterparts. Each counterpart shall be deemed to be an original, and all of which together shall constitute one and the same instrument. The parties agree that this Agreement and any notices hereunder may be transmitted between them by email and/or by facsimile. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

            SECTION 23. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY: (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF, OR THE COURTS OF THE STATE OF NEW YORK, WITHIN THE COUNTY OF NEW YORK, IN THE EVENT THE FEDERAL COURT LACKS OR DECLINES JURISDICTION; (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE OTHER PARTY SHALL HAVE BEEN NOTIFIED; AND (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

            SECTION 24. Intention of the Parties. It is the intention of the parties that the Initial Purchaser is purchasing, and the Seller is selling, the Mortgage Loans and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Initial Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Loan Files to determine the characteristics of the Mortgage Loans which shall affect the Federal income tax consequences of owning the Mortgage Loans and the Seller shall cooperate with all reasonable requests made by the Initial Purchaser in the course of such review.

            SECTION 25. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and the respective successors and assigns of the Seller and the Purchaser. The Purchaser may assign this Agreement to any Person to whom any Mortgage Loan is transferred whether pursuant to a sale or financing and to any Person to whom the servicing or master servicing of any Mortgage Loan is sold or transferred. Upon any such assignment, the Person to whom such assignment is made shall succeed to all rights and obligations of the Purchaser under this Agreement to the extent of the related Mortgage Loan or Mortgage Loans and this Agreement, to the extent of the related Mortgage Loan or Loans, shall be deemed to be a separate and distinct Agreement between the Seller and such Purchaser, and a separate and distinct Agreement between the Seller and each other Purchaser to the extent of the other related Mortgage Loan or Loans. In the event that this Agreement is assigned to any Person to whom the servicing or master servicing of any Mortgage Loan is sold or transferred, the rights and benefits under this agreement which inure to the Purchaser shall inure to the benefit of both the Person to whom such Mortgage Loan is transferred and the Person to whom the servicing or master servicing of the Mortgage Loan has been transferred; provided that, the right to require a Mortgage Loan to be repurchased by the Seller pursuant to Subsection 7.03 or 7.04 shall be retained solely by the Purchaser. This Agreement shall not be assigned, pledged or hypothecated by the Seller to a third party without the consent of the Purchaser.

            SECTION 26. Waivers. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

            SECTION 27. Exhibits. The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

            SECTION 28. General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

            (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

            (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

            (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other Subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

            (d) reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

            (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

            (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

            SECTION 29. Nonsolicitation. The Seller agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Seller's behalf, to personally, by telephone or mail, solicit the borrower or obligor under any Mortgage Loan to refinance a Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser. It is understood and agreed that all rights and benefits relating to the solicitation of any mortgagors to refinance any Mortgage Loans and the attendant rights, title and interest in and to the list of such mortgagors and data relating to their mortgages (including insurance renewal dates) shall be transferred to the Purchaser pursuant to the Agreement on the Closing Date and the Seller shall take no action to undermine these rights and benefits. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Seller or any affiliate of the Seller which are directed to the general public at large, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 29; provided, further, the Seller shall not be prohibited from refinancing the Mortgage Loan of any Mortgagor who, without solicitation, contacts the Seller to request the refinancing of the related Mortgage Loan.

            SECTION 30. Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, maybe reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

            SECTION 31. Further Agreements. The Seller and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

            IN WITNESS WHEREOF, the Seller and the Initial Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                       FREMONT INVESTMENT & LOAN
                                          (Seller)
                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       SG MORTGAGE FINANCE CORP.
                                          (Initial Purchaser)

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                  EXHIBIT 1

                         SELLER'S OFFICER'S CERTIFICATE

      I, ______________, hereby certify that I am the duly elected ______________ of Fremont Investment & Loan, a _______________ (the "Seller"),
and further certify, on behalf of the Seller as follows:

            (a) Attached hereto as Attachment I are a true and correct copy of the Certificate of Incorporation and by-laws of the Seller as are in full force and effect on the date hereof.

            (b) No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

            (c) Each person who, as an officer or attorney-in-fact of the Seller, signed (a) the Master Mortgage Loan Purchase and Interim Servicing Agreement (the "Purchase Agreement"), dated as of __________, 2005 by and between the Seller and___________________________. (the "Purchaser"); (b)
      the Commitment Letter, dated _________ ___, 2005 between the Seller and the Purchaser (the "Commitment Letter"); and (c) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans in accordance with the Purchase Agreement and the Commitment Letter was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

            (d) Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of the Seller on __________________ (the "Resolutions") with respect to the authorization and approval of the sale and servicing of the Mortgage Loans; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

            (e) Attached hereto as Attachment III is a Certificate of Good Standing of the Seller dated ______________________________, 200_. No event has occurred since _____________________ 200_ which has affected the good standing of the Seller under the laws of the State of
      _______________.

            (f) All of the representations and warranties of the Seller contained in Subsections 7.01 and 7.02 of the Purchase Agreement were true and correct in all material respects as of the date of the Purchase Agreement and are true and correct in all material respects as of the date hereof.

            (g) The Seller has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the related Closing Date pursuant to the Purchase Agreement and the related Commitment Letter.

            All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

            IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.


Dated:
      ------------------------------
      [Seal]

                                       FREMONT INVESTMENT & LOAN
                                          (Seller)

                                       By:
                                          ----------------------------------
                                          Name:
                                          Title:  (Vice President or higher)


            I, ___________________________, Secretary of the Seller, hereby certify that ____________________________ is the duly elected, qualified and acting _______________ of the Seller and that the signature appearing above is his genuine signature.

            IN WITNESS WHEREOF, I have hereunto signed my name.


Dated:
      ------------------------------
      [Seal]

                                       FREMONT INVESTMENT & LOAN
                                          (Seller)

                                       By:
                                          ----------------------------------
                                          Name:
                                          Title:  [Assistant] Secretary

                                  EXHIBIT 2

                  [FORM OF OPINION OF COUNSEL TO THE SELLER]


                                                                ----------------
                                                                          (Date)

[Initial Purchaser]

Re: Master Mortgage Loan Purchase and Interim Servicing Agreement,
    dated as of      , 2005
    --------------------------------------------------------------

Gentlemen:

            I have acted as counsel to Fremont Investment & Loan (the "Seller"), in connection with the sale of certain mortgage loans by the Seller to [Initial Purchaser] (the "Purchaser") pursuant to (i) a Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of _______, 2005, between the Seller and the Purchaser (the "Purchase Agreement"), the Assignment and Conveyance, dated as of _______, 2005, by the Seller (the "Assignment and Conveyance") and (ii) the Commitment Letter, dated _______ __, 2005, between the Seller and the Purchaser (the "Commitment Letter"). Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement.

                  In connection with rendering this opinion letter, I, or attorneys working under my direction, have examined, among other things, originals, certified copies or copies otherwise identified to my satisfaction as being true copies of the following:

                  (a) the Purchase Agreement;

                  (b) the Assignment and Conveyance;

                  (c) the Commitment Letter;

                  (d) the Seller's Certificate of Incorporation and by-laws, as amended to date; and

                  (e) resolutions adopted by the Board of Directors of the
            Seller with specific reference to actions relating to the transactions covered by this opinion (the "Board Resolutions").

            For the purpose of rendering this opinion, I have made such documentary, factual and legal examinations as I deemed necessary under the circumstances. As to factual matters, I have relied upon statements, certificates and other assurances of public officials and of officers and other representatives of the Seller, and upon such other certificates as I deemed appropriate, which factual matters have not been independently established or verified by me. I have also assumed, among other things, the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to original documents of all documents submitted to me as copies and the authenticity of the originals of such copied documents.

            On the basis of and subject to the foregoing examination, and in reliance thereon, and subject to the assumptions, qualifications, exceptions and limitations expressed herein, I am of the opinion that:

            The Seller has been duly [incorporated][formed] and is validly existing and in good standing under the laws of the State of California with corporate power and authority to own its properties and conduct its business as presently conducted by it. The Seller has the corporate power and authority to service the Mortgage Loans, and to execute, deliver, and perform its obligations under the Purchase Agreement, the Assignment and Conveyance, and the Commitment Letter (sometimes collectively, the "Agreements").

            The Purchase Agreement, the Assignment and Conveyance, and the Commitment Letter have been duly and validly authorized, executed and delivered by the Seller.

            The Purchase Agreement, the Assignment and Conveyance, and the Commitment Letter constitute valid, legal and binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms.

            No consent, approval, authorization or order of any state or federal court or government agency or body is required for the execution, delivery and performance by the Seller of the Purchase Agreement, the Assignment and Conveyance, and the Commitment Letter or the consummation of the transactions contemplated by the Purchase Agreement, the Assignment and Conveyance, and the Commitment Letter, except for those consents, approvals, authorizations or orders which previously have been obtained.

            Neither the servicing of the Mortgage Loans by the Seller as provided in the Purchase Agreement, the Assignment and Conveyance, and the Commitment Letter nor the fulfillment of the terms of or the consummation of any other transactions contemplated in the Purchase Agreement, the Assignment and Conveyance, and the Commitment Letter will result in a breach of any term or provision of the certificate of incorporation or by-laws of the Seller, or, to the best of my knowledge, will conflict with, result in a breach or violation of, or constitute a default under, (i) the terms of any material indenture or other material agreement or instrument known to me to which the Seller is a party or by which it is bound, (ii) any State of California or federal statute or regulation applicable to the Seller, or (iii) any order of any State of California or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller, except in any such case where the default, breach or violation would not have a material adverse effect on the Seller or its ability to perform its obligations under the Purchase Agreement, the Assignment and Conveyance, or the Commitment Letter.

            There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Seller which, in my judgment, either in any one instance or in the aggregate, would draw into question the validity of the Purchase Agreement, the Assignment and Conveyance, or the Commitment Letter or which would be likely to impair materially the ability of the Seller to perform under the terms of the Purchase Agreement, the Assignment and Conveyance, or the Commitment Letter.

            The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Purchase Agreement and the Assignment and Conveyance is sufficient fully to transfer to the Purchaser all right, title and interest of the Seller thereto as noteholder and mortgagee.

            The opinions above are subject to the following additional assumptions, exceptions, qualifications and limitations:

            I have assumed that all parties to the Agreements other than the Seller have all requisite power and authority to execute, deliver and perform their respective obligations under each of the Agreements, and that the Agreements have been duly authorized by all necessary corporate action on the part of such parties, have been executed and delivered by such parties and constitute the legal, valid and binding obligations of such parties.

            My opinion expressed in paragraphs 3 and 7 above is subject to the qualifications that (i) the enforceability of the Agreements may be limited by the effect of laws relating to (1) bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances or preferential transfers, and (2) general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions of the Agreements and upon the availability of injunctive relief or other equitable remedies and the application of principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as such principles relate to, limit or affect the enforcement of creditors' rights generally and the discretion of the court before which any proceeding for such enforcement may be brought; and (ii) I express no opinion herein with respect to the validity, legality, binding effect or enforceability of (a) provisions for indemnification in the Agreements to the extent such provisions may be held to be unenforceable as contrary to public policy or (b) Section 18 of the Purchase Agreement.

            I have assumed, without independent check or certification, that there are no agreements or understandings among the Seller, the Purchaser and any other party which would expand, modify or otherwise affect the terms of the documents described herein or the respective rights or obligations of the parties thereunder.

            I am admitted to practice in the State of __________, and I render no opinion herein as to matters involving the laws of any jurisdiction other than the State of _________ and the Federal laws of the United States of America.

                                       Very truly yours,

                                  EXHIBIT 3

                         SECURITY RELEASE CERTIFICATION

i.    Release of Security Interest

            ______________________________ hereby relinquishes any and all right, title and interest it may have in and to the Mortgage Loans described in Exhibit A attached hereto upon purchase thereof by [Initial Purchaser] from the Seller named below pursuant to that certain Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of _________, 2005, as of the date and time of receipt by ____________________________ of $___________ for such
Mortgage Loans (the "Date and Time of Sale"), and certifies that all notes, mortgages, assignments and other documents in its possession relating to such Mortgage Loans have been delivered and released to the Seller named below or its designees as of the Date and Time of Sale.

Name and Address of Financial Institution:____________________________________
                                          ____________________________________
                                          ____________________________________
                                          ____________________________________
                                          ____________________________________


                                       By:____________________________________
                                          Name:
                                          Title:

ii.   Certification of Release

            The Seller named below hereby certifies to [Initial Purchaser]. that, as of the Date and Time of Sale of the above mentioned Mortgage Loans to [Initial Purchaser], the security interests in the Mortgage Loans released by the Federal Home Loan Bank in accordance with the attached correspondence or the above named corporation, as the case may be, comprise all security interests relating to or affecting any and all such Mortgage Loans. The Seller warrants that, as of such time, there are and will be no other security interests affecting any or all of such Mortgage Loans.

                                       FREMONT INVESTMENT & LOAN
                                          (Seller)

                                       By:____________________________________
                                          Name:
                                          Title:

                                  EXHIBIT 4

                            ASSIGNMENT AND CONVEYANCE

            On this ________ day of _________, 200_, Fremont Investment & Loan ("Seller") as the Seller under (i) that certain Commitment Letter dated _________, 2005 (the "Commitment Letter") and (ii) that certain Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of____________, 2005 (the "Purchase Agreement" and together with the Commitment Letter, the "Agreements"), each between the Seller and SG Mortgage Finance Corp. ("SGMF"), as purchaser, does hereby sell, transfer, assign, set over and convey to Wells Fargo Bank, National Association ("Wells Fargo"), as trustee in trust for the benefit of SGMF under that certain Trust Agreement dated as of May 18, 2005 (the "Trust Agreement") among SGMF and Wells Fargo, as purchaser under the Agreements (the "Purchaser"), without recourse, but subject to the terms of the Agreements, all rights, title and interest of the Seller in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Schedule 1, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein. Such Mortgage Loans and the related property shall be part of the corpus of the trust created by the Trust Agreement. Pursuant to
Section 6.03 of the Purchase Agreement, the Seller has delivered to the Custodian the documents for each Mortgage Loan to be purchased as set forth in the Custodial Agreement. The contents of each related Servicing File required to be retained by the Seller to service the Mortgage Loans pursuant to the Purchase Agreement and thus not delivered to the Purchaser are and shall be held in trust for the benefit of the Purchaser as the owner thereof. The Seller's possession of any portion of each such Servicing File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to the Purchase Agreement, and such retention and possession by the Seller shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File and Servicing File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Seller at the will of the Purchaser in such custodial capacity only.

            The Seller confirms to the Purchaser that the representation and warranties set forth in Sections 7.01 and 7.02 of the Purchase Agreement are true and correct as of the date hereof; and that all statements made in the Seller's Officer's Certificates and all attachments thereto remain complete, true and correct in all respects as of the date hereof and that the Mortgage Loan information set forth on Schedule 2 attached hereto is true and correct as of the date hereof.

            The Seller further confirms that there have been no changes to the Underwriting Guidelines except as provided to the Purchaser and that each of the Mortgage Loans conforms to such Underwriting Guidelines.

            Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

                                       FREMONT INVESTMENT & LOAN
                                          (Seller)

                                       By:____________________________________
                                          Name:
                                          Title:

                                  EXHIBIT 5

                             MORTGAGE LOAN DOCUMENTS

      The term "Mortgage Loan Documents" means with respect to each Mortgage Loan, the following documents:

                  (i) the original Mortgage Note, endorsed, "Pay to the order of
            [blank], without recourse" and signed in the name of the last named endorsee by an authorized officer. The Mortgage Note shall include all intervening original endorsements showing a complete chain of title from the originator to the last named endorsee. To the extent that there is no room on the face of the Mortgage Note for endorsements, the endorsement may be contained on an allonge. Such allonge shall be firmly affixed to the Mortgage Note so as to become a part thereof.

                  (ii) the original of any loan agreement and guarantee(s)
            executed in connection with the Mortgage Note;

                  (iii) in the case of a Mortgage Loan that is not a MERS
            Mortgage Loan, the original Mortgage, with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the recording office, a copy of the original Mortgage without evidence of recording thereon together with a certificate of either the closing attorney or an officer of the title insurer which issued the related title insurance policy, certifying that the copy is a true copy of the original of the Mortgage which has been delivered by such attorney or officer for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located;

                  (iv) in the case of a Mortgage Loan that is not a MERS
            Mortgage Loan, the original Assignment of Mortgage for each Mortgage Loan to [blank], in form and substance acceptable for recording and signed in the name of the last endorsee by an authorized officer;

                  (v) the originals of all intervening assignments of mortgage
            (if any) with evidence of recording thereon evidencing a complete chain of ownership from the originator of the Mortgage Loan to the last assignee, or if any such intervening assignment of mortgage has not been returned from the applicable public recording office or has been lost or if such public recording office retains the original recorded intervening assignments of mortgage, a photocopy of such intervening assignment of mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the title insurer insuring the Mortgage or the Seller stating that such intervening assignment of mortgage has been delivered to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the party delivering the Officer's Certificate or by the Seller; or
            (ii) in the case of an intervening assignment of mortgage where a public recording office retains the original recorded intervening assignment of mortgage or in the case where an intervening assignment of mortgage is lost after recordation in a public recording office, a copy of such intervening assignment of mortgage with recording information thereon certified by such public recording office or the Seller to be a true and complete copy of the original recorded intervening assignment of mortgage;

                  (vi) the originals of all assumption, modification,
            consolidation or extension agreements, if any, with evidence of recording thereon;

                  (vii) as to each Mortgage Loan, (i) the original mortgagee title insurance policy or (ii) if such policy has not been issued, an irrevocable written commitment or binder for such policy issued by a title insurer;

                  (viii) if the Mortgage Note, the Mortgage, any Assignment of
            Mortgage, or any other related document has been signed by a Person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Person to sign or a copy of such power of attorney together with an Officer's Certificate certifying that such copy represents a true and correct copy and that such original has been duly recorded in the appropriate records depository for the jurisdiction in which the Mortgaged Property is located; and

                  (ix) for each Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loan and either language indicating that the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded.

            In the event an Officer's Certificate of the Seller is delivered to the Purchaser because of a delay caused by the public recording office in returning any recorded document, the Seller shall deliver to the Purchaser, within 90 days of the Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. An extension of the date specified in clause (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.

            The Seller shall promptly forward or shall cause to be forwarded to the Custodian any additional original documents received by the seller.

                                  EXHIBIT 6

                         CONTENTS OF EACH MORTGAGE FILE

            With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and which shall be retained by the Seller or delivered to the
Custodian:

Mortgage Loan Documents.

Residential loan application.

Mortgage Loan closing statement.

Verification of employment and income.

Verification of acceptable evidence of source and amount of down payment.

Credit report on Mortgagor.

Residential appraisal report.

Photograph of the Mortgaged Property.

Survey of the Mortgaged Property.

Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

All required disclosure statements and statement of Mortgagor confirming receipt thereof.

If available, termite report, structural engineer's report, water potability and septic certification.

Sales Contract, if applicable.

Hazard insurance policy.

Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

Amortization schedule, if available.

Payment history for Mortgage Loans that have been closed for more than 90 days.

                                  EXHIBIT 7

                              TRANSFER REQUIREMENTS

      During the period between the related Closing Date and the related Transfer Date, Seller, shall, at its cost and expense, take such steps as may be considered necessary or appropriate by the Purchaser to effectuate and evidence the transfer of the servicing of the related Mortgage Loans to the Purchaser or its designee. The Seller's obligations with respect to the transfer of servicing of the Mortgage Loans shall include, but shall not be limited to, the following and such other instructions provided by the Purchaser or its designee at the time of servicing transfer:

                  (a) Notice to Mortgagors. Mail to the mortgagor of each
            Mortgage a letter advising such mortgagor of the transfer of the servicing of the related Mortgage Loan to Purchaser or its designee in accordance with the Cranston Gonzalez National Affordable Housing Act of 1990, as the same may be amended from time to time, provided, however, the content and format of the letter shall have the prior approval of Purchaser. Seller shall provide Purchaser with copies of all such notices no later than [the related Transfer Date].

                  (b) Notice to Taxing Authorities and Insurance Companies.
            Transmit to the applicable taxing authorities and insurance companies and/or agents, notification of the transfer of the servicing to Purchaser, or its designee, and instructions to deliver all notices, tax bills and insurance statements, as the case may be, to Purchaser from and after the related Transfer Date. Seller shall provide Purchaser with copies of all such notices no later than [the related Transfer Date].

                  (c) Delivery of Servicing Records. On or prior to the related
            Transfer Date, forward to Purchaser, or its designee, all servicing records (if on microfiche or microfilm, such records shall be provided in triplicate), the Servicing File and the Mortgage File in any servicer's possession relating to each related Mortgage Loan including, but not limited to, the appraisal, loan application and underwriting file obtained in connection with the origination of the related Mortgage Loan, as well as a payment history for the related Mortgage Loan for the past five (5) years or in the case of a Mortgage Loan originated within the past five years, since the origination of such Mortgage Loan.

                  (d) Escrow Payments. On the related Transfer Date provide
            Purchaser with an accounting statement of the escrow and other payments, for taxes, governmental assessments, insurance premiums, security deposits, water, sewer and municipal charges, and suspense balances and loss draft balances sufficient to enable Purchaser to reconcile the amount of such payment with the accounts of the related Mortgage Loans.

                  (e) Corporate Advances. On the related Transfer Date, provide
            Purchaser, or its designee, with copies of all receipts, invoices and bills pertaining to foreclosure expenses, attorney's fees, bankruptcy fees and other corporate advances along with a loan level report providing detail on each expense paid by Seller. In addition, Seller shall forward on a [bi-weekly] basis all receipts, invoices and bills pertaining to foreclosure expenses, attorney's fees, bankruptcy fees and other corporate advances, received by Seller after the related Transfer Date. Purchaser and Seller acknowledge that the amount of the escrow and corporate advances (as described in paragraphs (d) and (e) of this Exhibit 7) may vary from the amount shown on the Mortgage Loan Schedule to reflect activity occurring after the related Closing Date.

                  (f) Payoffs and Assumptions. On or prior to [the related
            Transfer Date], provide to Purchaser, or its designee, copies of all assumption and payoff statements generated with respect to the Mortgage Loans from the period beginning [sixty (60) days] prior to the related Transfer Date until the related Transfer Date.

                  (g) Payments Received Prior to the Transfer Date. Prior to
            [the related Transfer Date] all payments received by Seller on each Mortgage Loan shall be properly applied by Seller to the account of the particular mortgagor. Any unapplied funds and suspense payments shall be wire transferred to Purchaser within [two (2) Business Days] after the related Transfer Date and shall be applied by Purchaser as deemed appropriate in Purchaser's sole discretion. In the event the related Transfer Date is more than 30 days following the related Closing Date, in addition to such related Transfer Date payment, Seller shall remit to Purchaser on the [fifth business day of each month] all amounts received with respect to the Mortgage Loans which have not previously been remitted. Any payments made by the Seller will be net of amounts owed to the Seller for Servicing Fees and Servicing Advances.

                  (h) Payments Received After the Transfer Date. The amount of any payments received by Seller after the related Transfer Date with respect to the related Mortgage Loans shall (i) in the case of payments received within [thirty] days of the related Transfer Date, be forwarded to Purchaser by overnight mail or courier within [forty-eight hours] of the date of receipt and (ii) in the case of payments received thereafter, be forwarded to Purchaser [on a weekly basis]. Notwithstanding the foregoing, any payment received by Seller for the purposes of a full payoff and received within ninety days of the related Transfer Date shall be forwarded to Purchaser by courier or overnight mail on the date of receipt. Seller shall notify Purchaser of the particulars of such payment, which notification requirements shall be satisfied if Seller forwards with the payment sufficient information to permit appropriate processing of the payment by Purchaser and shall provide necessary and appropriate legal application of such payments which shall include, but not be limited to, endorsement of such payment to Purchaser or equivalent substitute payment with the particulars of the payment such as the account number, dollar amount, date received and any special mortgagor application instructions.

                  (i) Misapplied Payments. Misapplied payments shall be
            processed as follows:

                        (i) All parties shall cooperate in correcting
                  misapplication errors;

                        (ii) The party receiving notice of a misapplied payment
                  occurring prior to the related Transfer Date shall immediately notify the other party;

                        (iii) If a misapplied payment which occurred prior to
                  the related Transfer Date cannot be identified and said misapplied payment has resulted in a shortage in any accounts established for the purpose of depositing payments with respect to the Mortgage Loans, Seller shall be liable for the amount of such shortage. Seller shall reimburse Purchaser for the amount of such shortage within [30] days after receipt of written demand therefor from Purchaser;

                        (iv) If a misapplied payment which occurred prior to the
                  related Transfer Date has created an incorrect Purchase Price as the result of an inaccurate outstanding principal balance, a check shall be issued to the party disadvantaged by the incorrect payment application within [five (5)] business days after notice therefor by the other party; and

                        (v) Any check issued under the provisions of this
                  Exhibit 7 shall be accompanied by a statement indicating the corresponding Seller and/or Purchaser Mortgage Loan identification number and an explanation of the allocation of any such payments.

                        (vi) Books and Records. On the related Transfer Date,
                  the books, records and accounts of Seller with respect to the related Mortgage Loans shall be in accordance with all applicable industry standards, and with all additional Purchaser requirements as to which Seller has received notice.

            (j) Reconciliation. On or prior to the related Transfer Date, with respect to the related Mortgage Loans, reconcile principal balances and make any monetary adjustments required by Purchaser. Any such monetary adjustments will be transferred between Seller and Purchaser as appropriate.

            (k) IRS Forms. File, as and when required by law, all IRS forms 1099, 1099A, 1098 or 1041 and K-1 in relation to the servicing and ownership of the Mortgage Loans for the portion of such year the Mortgage Loans were serviced by Seller. Seller shall provide copies of such forms to Purchaser upon request and Seller shall reimburse Purchaser for any costs or penalties incurred by Purchaser due to Seller's failure to comply with this paragraph.

            (l) Consultation with Purchaser. During the period between the related Cut-off Date and the related Transfer Date, consult with Purchaser
      (i) prior to instituting any new foreclosure proceedings or seeking bankruptcy relief on any Mortgage Loan or (ii) with respect to any default expenditures incurred (exclusive of property inspection expenditures, loss mitigation expenditures or loss mitigation actions taken) relating to any Mortgage Loan, in accordance with Seller's normal servicing procedures.

            (m) Transfer of Servicing. On or prior to the related Transfer Date or such other date as may be mutually agreed by the Purchaser or its designee and the Seller, Seller shall transfer servicing of the related Mortgage Loans to Purchaser pursuant to the terms of this Agreement and the procedures set forth in such reasonable servicing transfer instructions as are provided by Purchaser to Seller. At Purchaser's option and upon 30 days notice, Seller shall effect the transfer of servicing for the related Mortgage Loans by means of a "tape to tape" transfer. All information provided to Purchaser or its designee shall be provided electronically. Seller shall pay any costs and expenses Purchaser incurs related to the manual transfer of any information to Purchaser or its designee.

            (n) Mortgage Loans in Litigation. On or prior to the related Transfer Date or such other date as may be mutually agreed to by the Purchaser (or its designee) and the Seller:

                  (i) deliver written notification to Purchaser of the Mortgage
            Loans in litigation on the related Transfer Date including the names and addresses of all parties involved in such litigation and Seller shall deliver to Purchaser all documents related to such litigation.

                  (ii) notify the clerk of the court and all counsel of record involved in such litigation that ownership of the Mortgage Loan in question has been transferred from Seller to Purchaser.

On or prior to the related Transfer Date or such other date as may be mutually agreed to by the Purchaser (or its designee) and the Seller, Seller shall, through its attorney, if requested by Purchaser and in cooperation with Purchaser's attorney, file appropriate pleadings with the court that will (i) substitute Purchaser's attorney for Seller's attorney, and (ii) remove Seller as a party to the litigation and substitute Purchaser as the real party in interest. If Seller fails to substitute Purchaser's attorney for Seller's attorney or to remove Seller as a party in interest, then Seller shall pay continued legal expenses in such litigation until such time as the substitution is effected. In addition, Seller shall indemnify Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, Seller's failure to effect the substitution required pursuant to this paragraph (n). In no event shall Purchaser be liable for any contingency arrangements of Seller with Seller's attorneys.

            (o) Notice to Attorneys. Mail to each of Seller's bankruptcy attorney, Seller's foreclosure attorney, the mortgagor's attorney and the bankruptcy trustee a letter advising such attorney that Seller has sold the Mortgage Loan on the related Closing Date to Purchaser. Seller shall provide Purchaser with copies of such letters no later than the related Transfer Date.

            (p) Mortgagors in Bankruptcy. In accordance with Bankruptcy Rule 3001(e), Seller shall take all actions necessary to file, on or prior to the related Transfer Date, (i) proofs of claims in pending bankruptcy cases involving any Mortgage Loans for which Seller has not already filed a proof of claim, and (ii) evidence of the terms of the purchase of the Mortgage Loans with the appropriate bankruptcy court in cases in which Seller has filed proofs of claims. Seller shall prepare and provide to Purchaser on the related Transfer Date, an affidavit and assignment of claim in such reasonable form as is provided by Purchaser to Seller (modified as appropriate to comply with applicable recording statutes) for all Mortgage Loans that are in bankruptcy as of the related Transfer Date. In addition, Seller shall indemnify Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, Seller's failure to effect the actions required pursuant to this paragraph (p).

            [Notwithstanding the foregoing, the Seller agrees to cooperate with the Purchaser and its designee in connection with the transfer of servicing of Mortgage Loans by taking such actions as the Purchaser and its designee may reasonably request. The Purchaser agrees to cooperate with the Seller by providing timely notice of requests for actions.]

                                    EXHIBIT 8

                              TRANSFER INSTRUCTIONS

                                    EXHIBIT 9

                        SELLER'S UNDERWRITING GUIDELINES

                                   EXHIBIT 10

                     FORM OF ESCROW ACCOUNT LETTER AGREEMENT


                                                          __________ __, 200__

To:

      (the "Depository")

            As Seller under the Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of ______, 2005, we hereby authorize and request you to establish an account, as an Escrow Account, to be designated as "Fremont Investment & Loan in trust for [Initial Purchaser] and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                       FREMONT INVESTMENT & LOAN
                                          (Seller)

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:
                                          Date:

            The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number ___________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").


                                          --------------------------------------
                                                       Depository

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:
                                          Date:

                                   EXHIBIT 11

                   FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT


                                                         ___________ ___, 200_

To:

______(the "Depository")

            As Seller under the Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of ____________1, 2005, we hereby authorize and request you to establish an account, as a Custodial Account, to be designated as "Fremont Investment & Loan in trust for [Initial Purchaser]." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                       FREMONT INVESTMENT & LOAN
                                          (Seller)

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:
                                          Date:

            The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number ___________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").


                                          --------------------------------------
                                                       Depository

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:
                                          Date:

                                  EXHIBIT 12

                        FORM OF MONTHLY SERVICER'S REPORT
                      [To be provided by Initial Purchaser]

                                    EXHIBIT A

                                 MORTGAGE LOANS

                                   EXHIBIT 13

                            FORM OF COMMITMENT LETTER
                      [To be provided by Initial Purchaser]

                                 AMENDMENT NO. 1
           TO THE MASTER MORTGAGE LOAN PURCHASE AND INTERIM SERVICING
                                    AGREEMENT

            This is Amendment No. 1 (the "Amendment No. 1"), dated as of May 25, 2006 (the "Amendment Date"), by and between SG Mortgage Finance Corp. (the "Purchaser"), and Fremont Investment and Loan, (the "Seller") to that certain Master Mortgage Loan Purchase and Interim Servicing Agreement dated as of January 26, 2006 by and between the Seller and the Purchaser (the "Existing Purchase Agreement", as amended by this Amendment 1, the "Purchase Agreement").

                               W I T N E S S E T H

            WHEREAS, the Seller and the Purchaser have agreed, subject to the terms and conditions of this Amendment No. 1 that the Existing Purchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Purchase Agreement.

            Accordingly, the Seller and the Purchaser hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Purchase Agreement is hereby amended as follows:

1. Section 1 of the Existing Purchase Agreement is hereby amended by deleting the definition of "Servicing Criteria" in its entirety.

2. Section 1 of the Existing Purchase Agreement is hereby amended by deleting the definition of "MERS Mortgage Loan" in its entirety and replacing it with the following language:

            MERS Mortgage Loan: A Mortgage Loan for which (a) the Seller has designated or will designate MERS as, and has taken or will take such action as is necessary to cause MERS to be, the mortgagee of record, as nominee for the Seller, in accordance with MERS Procedure Manual and (b) the Seller has designated or will designate the Purchaser as the Investor on the MERS(R) System.

3. Section 7.01 of the Existing Purchase Agreement is hereby amended by adding the following language as a new Section 7.01(y):

            (y) The Seller is an "insured depository institution" as that term is defined in Section 1813(c)(2) of Title 12 of the United States Code, as amended, and accordingly, the Seller makes the following additional representations and warranties:

                  (i) This Agreement between the Purchaser and the Seller conforms to all applicable statutory and regulatory requirements; and

                  (ii) This Agreement is (1) executed contemporaneously with the agreement reached by the Purchaser and the Seller, (2) approved by a specific corporate or banking association resolution by the Seller's board of directors, which approval shall be reflected in the minutes of said board, and (3) an official record of the Seller. A copy of such resolution, certified by a vice president or higher officer of the Seller has been provided to the Purchaser.

4. Section 7.02 (i) of the Existing Purchase Agreement is hereby amended by deleting the existing paragraph in its entirety and replacing it with the following language:

            (i) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing or disclosure laws and all predatory, abusive and fair lending laws applicable to the origination and servicing of the Mortgage Loans have been complied with and the consummation of the transactions contemplated hereby will not involve the violation of any such laws, and the Seller shall maintain in its possession, available for the inspection of the Purchaser or its designee, and shall deliver to the Purchaser or its designee, as soon as practicable, but no more than five days after request, evidence of compliance with such requirements;

5. Section 7.02 (v) of the Existing Purchase Agreement is hereby amended by deleting the existing paragraph in its entirety and replacing it with the following language:

            (v) Either (a) the Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or other similar institution which is supervised and examined by a federal or state authority, or (b) the following requirements have been met with respect to the Mortgage Loan: the Seller meets the requirements set forth in clause (a), and (i) such Mortgage Loan was underwritten in accordance with standards established by the Seller, using application forms and related credit documents approved by the Seller, (ii) the Seller approved each application and the related credit documents before a commitment by the correspondent was issued, and no such commitment was issued until the Seller agreed to fund such Mortgage Loan, (iii) the closing documents for such Mortgage Loan were prepared on forms approved by the Seller, and (iv) such Mortgage Loan was actually funded by the Seller and was purchased by the Seller at closing or soon thereafter.

6. Section 7.02 (kkk) of the Existing Purchase Agreement is hereby amended by deleting the existing paragraph in its entirety and replacing it with the following language:

            (kkk) The methodology used in underwriting the extension of credit for each Mortgage Loan does not rely on the extent of the Mortgagor's equity in the collateral as the principal determining factor in approving such extension of credit. The methodology employed objective criteria that related such facts as, without limitation, the Mortgagor's credit history, income, assets or liabilities, to the proposed mortgage payment and, based on such methodology, the Mortgage Loan's originator made a reasonable determination that at the time of origination the Mortgagor had the ability to make timely payments on the Mortgage Loan. Such underwriting methodology confirmed that at the time of origination (application/approval) the Mortgagor had a reasonable ability to make timely payments on the Mortgage Loan.

7. Section 7.02 (aaaa) of the Existing Purchase Agreement is hereby amended by deleting the existing paragraph in its entirety and replacing it with the following language:

            (aaaa) [Intentionally Omitted]

8. Section 7.02 (hhhh) of the Existing Purchase Agreement is hereby amended by deleting the existing paragraph in its entirety and replacing it with the following language:

            (hhhh) With respect to each Second Lien Mortgage Loan, the related first lien loan does not permit negative amortization;

9. Section 7.02 (iiii) of the Existing Purchase Agreement is hereby amended by deleting the existing paragraph in its entirety and replacing it with the following language:

            (iiii) With respect to each Second Lien Mortgage Loan, where required or customary in the jurisdiction in which the Mortgaged Property is located, the original lender has filed for record a request for notice of any action by the related senior lienholder, and the Seller has notified such senior lienholder in writing of the existence of the Second Lien Mortgage Loan and requested notification of any action to be taken against the Mortgagor by such senior lienholder. Either (a) no consent for the Second Lien Mortgage Loan is required by the holder of the related first lien loan or (b) such consent has been obtained and is contained in the related Mortgage File;

10. Section 7.02 (llll) of the Existing Purchase Agreement is hereby amended by deleting the existing paragraph in its entirety and replacing it with the following language:

            (llll) With respect to each Second Lien Mortgage Loan, to the best of Seller's knowledge, the related first lien loan is in full force and effect, and there is no default lien, breach, violation or event which would permit acceleration existing under such first lien mortgage or mortgage note, and no event which, with the passage of time or with notice and the expiration of any grace or cure period (other than payment delinquencies of less than one month), would constitute a default, breach, violation or event which would permit acceleration under such first lien loan;

11. The second paragraph of Section 7.03 of the Existing Purchase Agreement is hereby amended by deleting the existing paragraph in its entirety and replacing it with the following language:

            Within sixty (60) days of the earlier of either discovery by or notice to the Seller of any breach of a representation or warranty which materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans, the Seller shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price within five
            (5) Business Days following the expiration of the related cure period. In the event that a breach shall involve any representation or warranty set forth in Subsection 7.01 and such breach cannot be cured within 60 days of the earlier of either discovery by or notice to the Seller of such breach, all of the Mortgage Loans shall, at the Purchaser's option, be repurchased by the Seller at the Repurchase Price. The Seller shall, at the request of the Purchaser and assuming that the Seller has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan and substitute in its place a Qualified Substitute Mortgage Loan or Loans; provided that such substitution shall be effected not later than 120 days after notice to the Seller of such breach. If the Seller has no Qualified Substitute Mortgage Loan, the Seller shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan(s) pursuant to the foregoing provisions of this Subsection 7.03 shall occur on a date designated by the Purchaser and shall be accomplished by wire transfer of immediately available funds on the repurchase date to an account designated by the Initial Purchaser. Notwithstanding anything to the contrary contained herein, it is understood by the parties hereto that a breach of the representations and warranties made in Subsections 7.02 (i), (tt), (uu), (xx), (fff), (jjj), (kkk), (rrr),
            (sss), (xxx), (hhhh), (iiii), (jjjj), and (kkkk) will be deemed to materially and adversely affect the value of the related Mortgage Loan or the interest of the Purchaser therein.

12. The sixth paragraph of Section 7.03 of the Existing Purchase Agreement is hereby amended by deleting the existing paragraph in its entirety and replacing it with the following language:

            In addition to such cure, repurchase and substitution obligation, the Seller shall indemnify the Purchaser and its successors and assigns and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller's representations and warranties contained in this Section 7 and its interim servicing of the Mortgage Loans. It is understood and agreed that the obligations of the Seller set forth in this Subsection 7.03 to cure or repurchase a defective Mortgage Loan and to indemnify the Purchaser as provided in this Subsection 7.03 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties. The indemnification obligation of the Seller set forth herein shall survive the termination of this Agreement notwithstanding any applicable statute of limitations, which the Seller hereby expressly waives.

13. Clause (iv) Section 12.01(b)(iii) of the Existing Purchase Agreement is hereby amended by deleting the existing clause in its entirety and replacing it with the following language:

            (iv) such other representations and warranties and covenants as may be required by Fannie Mae, Freddie Mac or one or more nationally recognized rating agencies for "AAA" rated mortgage pass-through transactions to the extent that such representations and warranties are true and correct;

14. Section 12.01(b)(iv)(C) of the Existing Purchase Agreement is hereby amended by deleting the existing paragraph in its entirety and replacing it with the following language:

            (C) No Mortgagor was charged "points and fees" (whether or not financed) in an amount greater than (i) $1,000, or (ii) 5% of the principal amount of such Mortgage Loan, whichever is greater. For purposes of this representation, such 5% limitation is calculated in accordance with Fannie Mae's anti-predatory lending requirements as set forth in the Fannie Mae Guides and "points and fees" (x) include origination, underwriting, broker and finder fees and charges that the mortgagee imposed as a condition of making the Mortgage Loan, whether they are paid to the mortgagee or a third party, and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the Mortgage Loan (such as attorneys' fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections), the cost of mortgage insurance or credit-risk price adjustments, the costs of title, hazard, and flood insurance policies, state and local transfer taxes or fees, escrow deposits for the future payment of taxes and insurance premiums, and other miscellaneous fees and charges that, in total, do not exceed 0.25% of the principal amount of such Mortgage Loan.

15. Section 12.01(b)(iv) of the Existing Purchase Agreement is hereby amended by adding the following language as a new Section 12.01(b)(iv)(E):

            (E) With respect to each Second Lien Mortgage Loan, the related Mortgaged Property is the Mortgagor's principal residence.

16. The first paragraph of Section 12.04 of the Existing Purchase Agreement is hereby amended by deleting the existing paragraph in its entirety and replacing it with the following language:

            In connection with any Securitization Transaction the Seller shall
            (i) within five Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a), (b), (c) and (d) of this Subsection, and (ii) as promptly as practicable following notice to or discovery by the Seller, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (d) of this Subsection.

17. Section 12.04(b) of the Existing Purchase Agreement is hereby amended by deleting the first paragraph thereof in its entirety and replacing it with the following language:

            (b) If so requested by the Purchaser or any Depositor, the Seller shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (i) the Seller, if the Seller is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (ii) each Third-Party Originator. Such Static Pool Information shall be prepared by the Seller (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Seller (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Seller, and need not be customized for the Purchaser or any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented pursuant to Regulation AB and the interpretations of the Commission, including in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable. If so requested by the Seller, Purchaser shall, to the extent consistent with then-current industry practice, cooperate with the Seller and the master servicer for such Mortgage Loans for the purpose of having the master servicer provide the Seller with static pool information with respect to the pool of Mortgage Loans purchased by the Purchaser hereunder and included in a publicly offered Securitization Transaction effected by the Purchaser on a timely basis. Such Static Pool Information shall be requested by the Seller on the basis of the Seller's reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB, including that the Seller is a sponsor (within the meaning of Regulation AB) for such Securitization Transaction. The content of such Static Pool Information may be in the form customarily provided by the master servicer for the Mortgage Loans, and need not be customized for the Seller.

18. Section 12.04(d) of the Existing Purchase Agreement is hereby amended by deleting the paragraph in its entirety and replacing it with the following language:

            (d) If so requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Seller shall (or shall cause each Third-Party Originator to) notify the Purchaser and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Seller, any Subservicer or any Third-Party Originator and (B) any material affiliations or material relationships that develop following the closing date of a Securitization Transaction between the Seller or any Third-Party Originator and any of the parties specified in clause (iv) of paragraph (a) of this Subsection identified in writing by the requesting party with respect to such Securitization Transaction, and, in each instance, provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

19. Section 12.05(b)(i) of the Existing Purchase Agreement is hereby amended by deleting the paragraph in its entirety and replacing it with the following language:

            (b) (i) Any failure by the Seller or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Section 12 or any breach by the Seller of a representation or warranty set forth in Subsection 12.03(a) or in a writing furnished pursuant to Subsection 12.03(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Subsection 12.03(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Seller under this Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Seller; provided that to the extent that any provision of this Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect.

20. Section 13.01 of the Existing Purchase Agreement is hereby amended by deleting the paragraph in its entirety and replacing it with the following language:

            In addition to the indemnification provided in Subsection 7.03, the Seller shall indemnify the Purchaser and its successors and assigns (the "Indemnified Parties") and hold the Indemnified Parties harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Indemnified Parties may sustain in any way related to the failure of the Seller to perform its obligations under this Agreement including but not limited to its obligation to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement entered into pursuant to Section 12. The Purchaser shall indemnify the Seller and hold the Seller harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and any other costs, fees and expenses that the Seller may sustain in any way related to the failure of the successor servicer to properly service the Mortgage Loans after the related Transfer Date. The Seller immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement or any Reconstitution Agreement or the Mortgage Loans, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Purchaser promptly shall reimburse the Seller for all amounts advanced by it pursuant to the preceding sentence, except when the claim is in any way related to the Seller's indemnification pursuant to Subsection 7.3, or is in any way related to the failure of the Seller, or the Seller to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement.

3. Effective Date. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the following conditions precedent shall have been satisfied:

      (a) On the Amendment Effective Date, the Purchaser shall have received the following, each of which shall be satisfactory to the Purchaser:

            (i) this Amendment, executed and delivered by a duly authorized officer of the Seller and the Purchaser;

            (iii) such other documents as the Purchaser or counsel to the
                  Purchaser may reasonably request.

4. Except as expressly amended and modified by this Amendment, the Existing Purchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

5. This Amendment No. 1 shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

6. This Amendment No. 1 may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

7. This Amendment No. 1 shall inure to the benefit of and be binding upon the Purchaser and the Seller under the Existing Purchase Agreement, and their respective successors and permitted assigns.

                     [Signatures Commence on Following Page]

            IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                    SG MORTGAGE FINANCE CORP.
                                    Purchaser

                                    By:
                                       ----------------------------
                                    Name:
                                         --------------------------
                                    Title:
                                          -------------------------

                                    FREMONT INVESTMENT AND LOAN,
                                    Seller

                                    By:
                                       ----------------------------
                                    Name:
                                         --------------------------
                                    Title:
                                          -------------------------

                                 AMENDMENT NO. 2
           TO THE MASTER MORTGAGE LOAN PURCHASE AND INTERIM SERVICING
                                   AGREEMENT

            This is Amendment No. 2 (the "Amendment No. 2"), dated as of June 21, 2006 (the "Amendment Date"), by and between SG Mortgage Finance Corp. (the "Purchaser"), and Fremont Investment and Loan, (the "Seller") to that certain Master Mortgage Loan Purchase and Interim Servicing Agreement dated as of January 26, 2006 by and between the Seller and the Purchaser (the "Existing Purchase Agreement", as amended by Amendment 1, dated as of May 25, 2006, as further amended by this Amendment 2, the "Purchase Agreement").

                               W I T N E S S E T H

            WHEREAS, the Seller and the Purchaser have agreed, subject to the terms and conditions of this Amendment No. 2 that the Existing Purchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Purchase Agreement.

            Accordingly, the Seller and the Purchaser hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Purchase Agreement is hereby amended as follows:

1. Section 1 of the Existing Purchase Agreement is hereby amended by adding the following definition of "Servicing Criteria":

            Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

2. The first paragraph of Section 12.04 of the Existing Purchase Agreement is hereby amended by deleting the existing paragraph in its entirety and replacing it with the following language:

            In connection with any Securitization Transaction the Seller shall
            (i) within five Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a), (b), (c) and (d) of this Subsection, and (ii) as promptly as practicable following notice to or discovery by the Seller, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (d) of this Subsection.

3. Section 12.04(c) of the Existing Purchase Agreement is hereby amended by deleting the existing paragraph in its entirety and replacing it with the following language:

            (c) If so requested by the Purchaser or any Depositor, the Seller shall provide such information regarding the Seller, as servicer of the Mortgage Loans, and each Subservicer (each of the Seller and each Subservicer, for purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Item 1108 of Regulation AB. Such information shall include, at a minimum:

            (A) the Servicer's form of organization;

            (B) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

            (1) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

            (2) the extent of outsourcing the Servicer utilizes;

            (3) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

            (4) whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

            (5) such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

            (C) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

            (D) information regarding the Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Seller of its servicing obligations under this Agreement or any Reconstitution Agreement;

            (E) information regarding advances made by the Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

            (F) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

            (G) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

            (H) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

4. Section 12.04(d) of the Existing Purchase Agreement is hereby amended by deleting the paragraph in its entirety and replacing it with the following language:

            (d) If so requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Seller shall (or shall cause each Third-Party Originator to) notify the Purchaser and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Seller, any Subservicer or any Third-Party Originator and (B) any material affiliations or material relationships that develop following the closing date of a Securitization Transaction between the Seller, and Subservicer or any Third-Party Originator and any of the parties specified in clause (iv) of paragraph (a) of this Subsection identified in writing by the requesting party with respect to such Securitization Transaction, and, in each instance, provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

5. Section 12.05(a)(ii) of the Existing Purchase Agreement is hereby amended by deleting the paragraph in its entirety and replacing it with the following language:

            (ii) any failure by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter (other than any accountant's letter delivered pursuant to Section 12.01) or other material when and as required under this Article 12, including any failure by the Seller to identify pursuant to Section 12.08(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

6. Section 12.05(b)(ii) of the Existing Purchase Agreement is hereby amended by deleting the paragraph in its entirety and replacing it with the following language:

            (ii) Any failure by the Seller, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 12.06 or 12.07, including (except as provided below) any failure by the Seller to identify pursuant to Section 12.08(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, shall constitute an Event of Default with respect to the Seller under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Seller; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect.

            Neither the Purchaser nor any Depositor shall be entitled to terminate the rights and obligations of the Seller pursuant to this subparagraph (b)(ii) if a failure of the Seller to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

7. Section 12 of the Existing Purchase Agreement is hereby amended by adding the following language as new Section 12.06, 12.07 and 12.08:

            Section 12.06. Servicer Compliance Statement.

            To the extent that the Seller has agreed to service the Mortgage Loans in connection with a Securitization Transaction, then, to the extent required by Regulation AB, on or before March 15 of each calendar year, commencing in the calendar year following the year in which the related Securitization Transaction closed, the Seller shall deliver to the Purchaser and any Depositor a statement of compliance addressed to the Purchaser and such Depositor and signed by an authorized officer of the Seller, to the effect that (i) a review of the Seller's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Seller has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

            Section 12.07. Report on Assessment of Compliance and Attestation.

            (a) To the extent that the Seller has agreed to service the Mortgage Loans in connection with a Securitization Transaction, then, to the extent required by Regulation AB, on or before March 15 of each calendar year, commencing in the calendar year following the year in which the related Securitization Transaction closed, the Seller shall:

            (i) deliver to the Purchaser and any Depositor a report (in form and substance reasonably satisfactory to the Purchaser and such Depositor) regarding the Seller's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and
            Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser and such Depositor and signed by an authorized officer of the Seller, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 15 hereto delivered to the Purchaser concurrently with the execution of this Agreement;

            (ii) deliver to the Purchaser and any Depositor a report of a registered public accounting firm reasonably acceptable to the Purchaser and such Depositor that attests to, and reports on, the assessment of compliance made by the Seller and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

            (iii) cause each Subservicer, and each Subcontractor determined by the Seller pursuant to Section 12.08(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and (b) of this Section; and

            (iv) if requested by the Purchaser or any Depositor not later than February 1 of the calendar year in which such certification is to be delivered, deliver to the Purchaser, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification in the form attached hereto as Exhibit 14.

            The Seller acknowledges that the parties identified in clause
            (a)(iv) above may rely on the certification provided by the Seller pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Purchaser nor any Depositor will request delivery of a certification under clause
            (a)(iv) above unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

            (b) Each assessment of compliance provided by a Subservicer pursuant to Section 12.07(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 15 hereto delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to
            Section 12.07(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Seller pursuant to
            Section 12.08.

            Section 12.08. Use of Subservicers and Subcontractors.

            The Seller shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Seller as servicer under this Agreement or any Reconstitution Agreement unless the Seller complies with the provisions of paragraph (a) of this Section. The Seller shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Seller as servicer under this Agreement or any Reconstitution Agreement unless the Seller complies with the provisions of paragraph (b) of this Section.

            (a) It shall not be necessary for the Seller to seek the consent of the Purchaser or any Depositor to the utilization of any Subservicer. The Seller shall cause any Subservicer used by the Seller (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Sections 12.03, 12.04(c) and (e), 12.06, 12.07 and 12.05 of this
            Agreement to the same extent as if such Subservicer were the Seller, and to provide the information required with respect to such Subservicer under Section [_].03(d) of this Agreement. The Seller shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 12.06, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 12.07 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section
            12.07 as and when required to be delivered.

            (b) It shall not be necessary for the Seller to seek the consent of the Purchaser or any Depositor to the utilization of any Subcontractor. The Seller shall promptly upon request provide to the Purchaser and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description (in form and substance satisfactory to the Purchaser and such Depositor) of the role and function of each Subcontractor utilized by the Seller or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

            As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of
            Item 1122 of Regulation AB, the Seller shall cause any such Subcontractor used by the Seller (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Sections 12.05 and 12.07 of this Agreement to the same extent as if such Subcontractor were the Seller. The Seller shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under
            Section 12.07, in each case as and when required to be delivered.

3. Effective Date. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the following conditions precedent shall have been satisfied:

      (a) On the Amendment Effective Date, the Purchaser shall have received the following, each of which shall be satisfactory to the Purchaser:

            (i) this Amendment, executed and delivered by a duly authorized officer of the Seller and the Purchaser;

            (iii) such other documents as the Purchaser or counsel to the
                  Purchaser may reasonably request.

4. Except as expressly amended and modified by this Amendment, the Existing Purchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

5. This Amendment No. 2 shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

6. This Amendment No. 2 may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

7. This Amendment No. 2 shall inure to the benefit of and be binding upon the Purchaser and the Seller under the Existing Purchase Agreement, and their respective successors and permitted assigns.

                     [Signatures Commence on Following Page]

            IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                    SG MORTGAGE FINANCE CORP.
                                    Purchaser

                                    By:
                                       ------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                                    FREMONT INVESTMENT AND LOAN,
                                     Seller

                                    By:
                                       ------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                                   EXHIBIT 14

                          FORM OF ANNUAL CERTIFICATION

      Re: The [___________________] agreement dated as of [______], 200[_] (the
      "Agreement"), among [IDENTIFY PARTIES]

      I, ________________________________, the _______________________ of [NAME
      OF COMPANY], certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

      (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and
      Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[_] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

      (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

      (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

      (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

      (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

      Date:
            -------------------------

      By:

      Name:
            -------------------------

      Title:
            -------------------------

                                   EXHIBIT 15

               SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF

                                   COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

----------------------------------------------------------------------------------------------------------
                                                                                          APPLICABLE
                                                                                          SERVICING
                                              SERVICING CRITERIA                           CRITERIA
----------------------------------------------------------------------------------------------------------

     Reference                                    Criteria
----------------------------------------------------------------------------------------------------------
                                       General Servicing Considerations

                     Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the
1122(d)(1)(i)        transaction agreements.

                     If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing
1122(d)(1)(ii)       activities.

                     Any requirements in the transaction agreements to maintain a
1122(d)(1)(iii)      back-up servicer for the mortgage loans are maintained.

                     A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function
                     throughout the reporting period in the amount of coverage
                     required by and otherwise in accordance with the terms of the
1122(d)(1)(iv)       transaction agreements.

                                      Cash Collection and Administration

                     Payments on mortgage loans are deposited into the
                     appropriate custodial bank accounts and related bank
                     clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction
1122(d)(2)(i)        agreements.

                     Disbursements made via wire transfer on behalf of an obligor or to
1122(d)(2)(ii)       an investor are made only by authorized personnel.

                     Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified
1122(d)(2)(iii)      in the transaction agreements.

                     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction
1122(d)(2)(iv)       agreements.

                     Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                     agreements. For purposes of this criterion, "federally
                     insured depository institution" with respect to a foreign
                     financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
1122(d)(2)(v)        Exchange Act.

                     Unissued checks are safeguarded so as to prevent unauthorized
1122(d)(2)(vi)       access.

                     Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including
                     custodial accounts and related bank clearing accounts.
                     These reconciliations are (A) mathematically accurate; (B)
                     prepared within 30 calendar days after the bank statement
                     cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by
                     someone other than the person who prepared the
                     reconciliation; and (D) contain explanations for
                     reconciling items. These reconciling items are resolved
                     within 90 calendar days of their original identification,
                     or such other number of days specified in the transaction
1122(d)(2)(vii)      agreements.

                                      Investor Remittances and Reporting

                     Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the
                     transaction agreements and applicable Commission
                     requirements. Specifically, such reports (A) are prepared
                     in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information
                     calculated in accordance with the terms specified in the
                     transaction agreements; (C) are filed with the Commission
                     as required by its rules and regulations; and (D) agree
                     with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the
1122(d)(3)(i)        Servicer.

                     Amounts due to investors are allocated and remitted in
                     accordance with timeframes, distribution priority and other
1122(d)(3)(ii)       terms set forth in the transaction agreements.

                     Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of
1122(d)(3)(iii)      days specified in the transaction agreements.

                     Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank
1122(d)(3)(iv)       statements.

                                          Pool Asset Administration

                     Collateral or security on mortgage loans is maintained as required
1122(d)(4)(i)        by the transaction agreements or related mortgage loan documents.

                     Mortgage loan and related documents are safeguarded as required by
1122(d)(4)(ii)       the transaction agreements

                     Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
1122(d)(4)(iii)      conditions or requirements in the transaction agreements.

                     Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage
1122(d)(4)(iv)       loan documents.

                     The Servicer's records regarding the mortgage loans agree
                     with the Servicer's records with respect to an obligor's
1122(d)(4)(v)        unpaid principal balance.

                     Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with
1122(d)(4)(vi)       the transaction agreements and related pool asset documents.

                     Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements
1122(d)(4)(vii)      established by the transaction agreements.

                     Records documenting collection efforts are maintained
                     during the period a mortgage loan is delinquent in
                     accordance with the transaction agreements. Such records
                     are maintained on at least a monthly basis, or such other
                     period specified in the transaction agreements, and
                     describe the entity's activities in monitoring delinquent
                     mortgage loans including, for example, phone calls,
                     letters and payment rescheduling plans in cases where delinquency
1122(d)(4)(viii)     is deemed temporary (e.g., illness or unemployment).

                     Adjustments to interest rates or rates of return for
                     mortgage loans with variable rates are computed based on
1122(d)(4)(ix)       the related mortgage loan documents.

                     Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws;
                     and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other
1122(d)(4)(x)        number of days specified in the transaction agreements.

                     Payments made on behalf of an obligor (such as tax or
                     insurance payments) are made on or before the related
                     penalty or expiration dates, as indicated on the
                     appropriate bills or notices for such payments, provided
                     that such support has been received by the
                     servicer at least 30 calendar days prior to these dates, or such
1122(d)(4)(xi)       other number of days specified in the transaction
                     agreements.

                     Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the
1122(d)(4)(xii)      obligor's error or omission.

                     Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)     agreements.

                     Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)      agreements.

                     Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained
1122(d)(4)(xv)       as set forth in the transaction agreements.

[NAME OF COMPANY] [NAME OF SUBSERVICER]

Date:
      -------------------------

By:

Name:
      -------------------------
Title:
      -------------------------

                                    Exhibit C

                                   EXHIBIT 15
         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":


---------------------------------------------------------------------------------------------------
                                                                                      APPLICABLE
                                                                                       SERVICING
                                       SERVICING CRITERIA                              CRITERIA
---------------------------------------------------------------------------------------------------

   Reference                                Criteria
---------------------------------------------------------------------------------------------------

                                 General Servicing Considerations
                      Policies and procedures are instituted to monitor any
                      performance or other triggers and events of default in
1122(d)(1)(i)         accordance with the transaction agreements.                          X

                      If any material servicing activities are outsourced to
                      third parties, policies and procedures are instituted to
                      monitor the third party's performance and
1122(d)(1)(ii)        compliance with such servicing activities.                           X

                      Any requirements in the transaction agreements to
                      maintain a back-up servicer for the mortgage loans are
1122(d)(1)(iii)       maintained.

                      A fidelity bond and errors and omissions policy is in
                      effect on the party participating in the servicing
                      function throughout the reporting period in the amount of
                      coverage required by and otherwise in accordance                     X
1122(d)(1)(iv)        with the terms of the transaction agreements.

                                Cash Collection and Administration

                      Payments on mortgage loans are deposited into the
                      appropriate custodial bank accounts and related bank
                      clearing accounts no more than two business days following
                      receipt, or such other number of days specified in the               X
1122(d)(2)(i)         transaction agreements.

                      Disbursements made via wire transfer on behalf of an
                      obligor or to an investor are made only by authorized
1122(d)(2)(ii)        personnel.                                                           X

                      Advances of funds or guarantees regarding collections,
                      cash flows or distributions, and any interest or other
                      fees charged for such advances, are made, reviewed and
1122(d)(2)(iii)       approved as specified in the transaction agreements.                 X

                      The related accounts for the transaction, such as cash
                      reserve accounts or accounts established as a form of
                      overcollateralization, are separately maintained                     X
                      (e.g., with respect to commingling of cash) as set
1122(d)(2)(iv)        forth in the transaction agreements.

                      Each custodial account is maintained at a federally
                      insured depository institution as set forth in the
                      transaction agreements. For purposes of this
                      criterion, "federally insured depository institution"
                      with respect to a foreign financial institution means
                      a foreign financial institution that meets the
                      requirements of Rule 13k-1(b)(1) of the Securities                   X
1122(d)(2)(v)         Exchange Act.

1122(d)(2)(vi)        Unissued checks are safeguarded so as to prevent                     X
                      unauthorized access.

                      Reconciliations are prepared on a monthly basis for
                      all asset-backed securities related bank accounts,
                      including custodial accounts and related bank clearing
                      accounts. These reconciliations are (A) mathematically
                      accurate; (B) prepared within 30 calendar days after
                      the bank statement cutoff date, or such other number
                      of days specified in the transaction agreements; (C)
                      reviewed and approved by someone other than the person
                      who prepared the reconciliation; and (D) contain
                      explanations for reconciling items. These reconciling                X
                      items are resolved within 90 calendar days of their
                      original identification, or such other number of days
1122(d)(2)(vii)       specified in the transaction agreements.

                                Investor Remittances and Reporting

                      Reports to investors, including those to be filed with
                      the Commission, are maintained in accordance with the
                      transaction agreements and applicable Commission
                      requirements. Specifically, such reports (A) are
                      prepared in accordance with timeframes and other terms
                      set forth in the transaction agreements; (B) provide
                      information calculated in accordance with the terms
                      specified in the transaction agreements; (C) are filed
                      with the Commission as required by its rules and
                      regulations; and (D) agree with investors' or the                    X
                      trustee's records as to the total unpaid principal
                      balance and number of mortgage loans serviced by the
1122(d)(3)(i)         Servicer.

                      Amounts due to investors are allocated and remitted in
                      accordance with timeframes, distribution priority and
1122(d)(3)(ii)        other terms set forth in the transaction agreements.                 X

                      Disbursements made to an investor are posted within
                      two business days to the Servicer's investor records,
                      or such other number of days specified in the                        X
1122(d)(3)(iii)       transaction agreements.

                      Amounts remitted to investors per the investor reports
                      agree with cancelled checks, or other form of payment,               X
1122(d)(3)(iv)        or custodial bank statements.

                                    Pool Asset Administration

                      Collateral or security on mortgage loans is maintained as
                      required by the transaction agreements or related mortgage
1122(d)(4)(i)         loan documents.                                                      X

                      Mortgage loan and related documents are safeguarded as               X
1122(d)(4)(ii)        required by the transaction agreements

                      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
1122(d)(4)(iii)       conditions or requirements in the transaction agreements.            X

                      Payments on mortgage loans, including any payoffs,
                      made in accordance with the related mortgage loan
                      documents are posted to the Servicer's obligor records
                      maintained no more than two business days after
                      receipt, or such other number of days specified in the
                      transaction agreements, and allocated to principal,
                      interest or other items (e.g., escrow) in accordance                 X
1122(d)(4)(iv)        with the related mortgage loan documents.

                      The Servicer's records regarding the mortgage loans agree
                      with the Servicer's records with respect to an obligor's             X
1122(d)(4)(v)         unpaid principal balance.

                      Changes with respect to the terms or status of an
                      obligor's mortgage loans (e.g., loan modifications or
                      re-agings) are made, reviewed and approved by
                      authorized personnel in accordance with the
                      transaction agreements and related pool asset                        X
1122(d)(4)(vi)        documents.

                      Loss mitigation or recovery actions (e.g., forbearance
                      plans, modifications and deeds in lieu of foreclosure,
                      foreclosures and repossessions, as applicable) are
                      initiated, conducted and concluded in accordance with the
                      timeframes or other requirements established by                      X
1122(d)(4)(vii)       the transaction agreements.

                      Records documenting collection efforts are maintained
                      during the period a mortgage loan is delinquent in
                      accordance with the transaction agreements. Such
                      records are maintained on at least a monthly basis, or
                      such other period specified in the transaction
                      agreements, and describe the entity's activities in
                      monitoring delinquent mortgage loans including, for
                      example, phone calls, letters and payment rescheduling               X
                      plans in cases where delinquency is deemed temporary
1122(d)(4)(viii)      (e.g., illness or unemployment).

                      Adjustments to interest rates or rates of return for
                      mortgage loans with variable rates are computed based on
1122(d)(4)(ix)        the related mortgage loan documents.                                 X

                      Regarding any funds held in trust for an obligor (such
                      as escrow accounts): (A) such funds are analyzed, in
                      accordance with the obligor's mortgage loan documents,
                      on at least an annual basis, or such other period
                      specified in the transaction agreements; (B) interest
                      on such funds is paid, or credited, to obligors in
                      accordance with applicable mortgage loan documents and
                      state laws; and (C) such funds are returned to the
                      obligor within 30 calendar days of full repayment of                 X
                      the related mortgage loans, or such other number of
1122(d)(4)(x)         days specified in the transaction agreements.

                      Payments made on behalf of an obligor (such as tax or
                      insurance payments) are made on or before the related
                      penalty or expiration dates, as indicated on the
                      appropriate bills or notices for such payments,
                      provided that such support has been received by the
                      servicer at least 30 calendar days prior to these
                      dates, or such other number of days specified in the                 X
1122(d)(4)(xi)        transaction agreements.

                      Any late payment penalties in connection with any payment
                      to be made on behalf of an obligor are paid from the
                      servicer's funds and not charged to the obligor, unless
                      the late payment was due to the obligor's error or                   X
1122(d)(4)(xii)       omission.

                      Disbursements made on behalf of an obligor are posted
                      within two business days to the obligor's records
                      maintained by the servicer, or such other number of                  X
1122(d)(4)(xiii)      days specified in the transaction agreements.

                      Delinquencies, charge-offs and uncollectible accounts
                      are recognized and recorded in accordance with the
1122(d)(4)(xiv)       transaction agreements.                                              X

                      Any external enhancement or other support, identified
                      in Item 1114(a)(1) through (3) or Item 1115 of
                      Regulation AB, is maintained as set forth in the
1122(d)(4)(xv)        transaction agreements.



[NAME OF COMPANY] [NAME OF SUBSERVICER]

Date:
     ------------------------------------


By:

   Name:
         --------------------------------
   Title:
         --------------------------------

                                    Exhibit D

                      [Monthly File Layout to be attached]